UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]  Definitive Information Statement

ELECTRUM MINING LIMITED
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ELECTRUM MINING LIMITED

808 Nelson Street, Suite 2103
Vancouver, British Columbia, Canada V6Z 2H2

NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING

_______, 2006

To Our Stockholders:

          The attached information statement is being delivered to you pursuant to Regulation 14C of the Securities Exchange Act of 1934 (the “Exchange Act”). The information statement is being circulated to advise our stockholders of actions already approved by written consent of our majority stockholders. Pursuant to Rule 14c-2 under the Exchange Act, the action will not be effective until 20 days after the date this information statement is mailed to the stockholders. Therefore, this Notice and the attached information statement are being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

          The actions to be effective 20 days after the mailing of this Notice and the attached information statement are:

1.	We will change our name to “CrossPoint Energy Company” (the “Name Change”).

2.	The appointment of John A. Bailey, David C. Bradshaw, Daniel F. Collins, and Jeffrey A. Krakos will be approved as members of the board of directors of Electrum (the “Director Approval”).

3.	We will adopt the 2006 Equity Incentive Plan (the “Plan”).

4.	We will amend and restate our Articles of Incorporation (the “Amendment to the Articles”).

5.	We will effect a one for 2.368 reverse stock split of our common stock.

          The Name Change, Director Approval, Amendment to the Articles, the adoption of the Plan and the reverse stock split are being undertaken in connection with the merger (the “Merger”) of CrossPoint Energy, LLC, a Texas limited liability company (“CrossPoint”), with and into CrossPoint Acquisition Company, a Nevada corporation and our wholly-owned subsidiary, all as more particularly described in the attached information statement. As a result of the Merger, each membership unit of CrossPoint shall be converted into one share of our common stock, par value $0.00001 per share. The Name Change, Director Approval, Amendment to the Articles, the adoption of the Plan and the reverse stock split will only be effected upon the closing of the Merger. We anticipate that the Merger will be completed as soon as possible after the completion of the conditions precedent to the Merger discussed herein.

          We encourage you to read the information statement thoroughly, but you need not take any action at this time. No vote will take place because all required stockholder approvals have been obtained.

By Order of the Board of Directors

/s/ Douglas W. Scheving
DOUGLAS W. SCHEVING
President/Director

___, 2006

ELECTRUM MINING LIMITED
(“Electrum”)
________________________________
INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

          This information statement was first mailed on or about ______, 2006. Our principal executive offices are located at 808 Nelson Street, Suite 2103, Vancouver, British Columbia, Canada V6Z 2H2, and our telephone number is (604) 684-7619.

          On July 7, 2006, Grove CrossPoint Investments, LLC, a Delaware limited liability company, and Peter G. Geddes (collectively, the “Majority Stockholder”), who collectively own 1,885,000 shares of our common stock representing approximately 58% of the voting power of our common stock, approved resolutions to:

1.	Change Electrum’s name to “CrossPoint Energy Company” (the “Name Change”),

2.	Approve of the appointment of John A. Bailey, David C. Bradshaw, Daniel F. Collins, and Jeffrey A. Krakos as members of the board of directors of Electrum (the “Director Approval”).

3.	Adopt the 2006 Equity Incentive Plan (the “Plan”).

4.	Amend and restate our Articles of Incorporation (the “Amendment to the Articles”).

5.	Effect a one for 2.368 reverse stock split of our common stock (the “Reverse Stock Split”).

          The Name Change, Director Approval, Amendment to the Articles, the adoption of the Plan and the Reverse Stock Split will only be effected upon the closing of the merger (the “Merger”) of CrossPoint Energy, LLC, a Texas limited liability company (“CrossPoint”) with and into CrossPoint Acquisition Company, a Nevada corporation and Electrum’s wholly-owned subsidiary (the “Merger Sub”).

          On June 29, 2006, the Board of Directors of Electrum Mining Limited approved the Merger. Since the Merger will be effected by the merger of CrossPoint into our wholly owned subsidiary, the Merger Sub, no action by consent approval by the shareholders of Electrum Mining will be required or obtained.

          To more fully understand these matters affecting Electrum, you should carefully read the entire information statement.

          WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT AND, IF GIVEN OR MADE, YOU MUST NOT RELY UPON SUCH INFORMATION OR REPRESENTATION AS HAVING BEEN AUTHORIZED BY US OR BY ANY OTHER PERSON.

          We are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and in accordance with the Exchange Act, we file reports, proxy statements, and other information with the U.S. Securities and Exchange Commission (the “Commission”). You may inspect and copy the reports, proxy statements, and other information filed by us with the Commission at the public reference facilities maintained by the Commission at 100 F Street, NE, Washington, D.C. 20549. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission’s web site at (http://www.sec.gov).

          We are distributing this information statement to our stockholders in full satisfaction of any notice requirements we may have under the Nevada Revised Statutes. No additional action will be undertaken by Electrum with respect to the receipt of written consent, no dissenters’ rights with respect to the receipt of the written consent, and no dissenters’ rights under the Nevada Revised Statutes, are afforded to Electrum’s stockholders as a result of the adoption of this resolution.

SUMMARY

          The following is a summary of certain information contained elsewhere in this information statement. Reference is made to, and this Summary is qualified in its entirety by, the more detailed information contained in this information statement. Unless otherwise defined, capitalized terms used in this Summary have the meanings ascribed to them elsewhere in this information statement. We encourage you to read the information statement in its entirety. We have included section and page references in the information statement to direct you to a more complete description of the topics described in this summary.

The Stockholder Consent (Page ___)

          The Nevada Revised Statutes allow Electrum to take the actions described in this information statement as authorized by a resolution adopted by the holders of the majority of our outstanding stock entitled to vote thereon. A consent signed by Grove CrossPoint Investments, LLC, a Delaware limited liability company, and Peter G. Geddes (collectively, the “Majority Stockholder”), who collectively own 1,885,000 shares of Electrum common stock representing approximately 58% of the voting power of Electrum common stock, approved the resolutions on July 7, 2006. No vote of any other stockholder is necessary and stockholder votes are note being solicited.

The Merger

Parties to the Merger (Page ___)

Electrum Mining Limited and CrossPoint Acquisition Company.

          Electrum was incorporated in the State of Nevada on August 4, 2004. We are a start-up, exploration stage corporation and have not yet generated or realized revenues from our business operations. An exploration stage corporation is one engaged in the search for mineral deposits or reserves that are not in either the development or production stage. Our principal offices are located at 808 Nelson Street, Suite 2103, Vancouver, British Columbia, Canada. Our telephone number is (604) 684-7619. As of ______, 2006, Electrum had 3,250,000 shares of common stock outstanding. Assuming that the merger is completed, immediately after the merger is completed, and accounting for the reverse stock split (see Page ___) Electrum will have 17,824,220 shares of common stock outstanding.

          The Merger Sub is a wholly-owned subsidiary of Electrum and was formed in the State of Nevada specifically for the merger with CrossPoint. The Merger Sub currently has no assets or liabilities.

CrossPoint Energy, LLC

          CrossPoint Energy, LLC, a Texas limited liability company, is an oil and natural gas development and production company that owns and operates through its subsidiaries a portfolio of prospect opportunities in the State of Texas. They currently have development and exploration projects in Harrison County, Anderson County, and Brazoria County, Texas. In addition, CrossPoint owns Dallas Operating Corp., a third party consulting and operating company. CrossPoint’s principal offices are located at 2801 Network Blvd., Suite 810, Frisco, Texas 75034. CrossPoint’s telephone number is (972) 818-1100.

Merger Agreement (Page ___)

          We have entered into a merger agreement dated July 7, 2006 with CrossPoint Acquisition Company, a Nevada corporation and a wholly-owned subsidiary of Electrum (“Merger Sub”), and CrossPoint Energy, LLC, a Texas limited liability company (“CrossPoint”), pursuant to which CrossPoint will merge with and into the Merger Sub. A resolution to approve the Agreement and the transactions contemplated by the Agreement has been approved by the holders of a majority of our common stock and by the Board of Directors of Electrum.

          The merger agreement provides that, upon the consummation of the merger, each common membership unit of CrossPoint shall be exchanged for one share of common stock in Electrum. In addition, each warrant to acquire one common membership unit of CrossPoint shall be exchanged for a warrant to acquire one share of common stock in Electrum.

Obligations to Certain CrossPoint Members (Page ___)

          As more fully described on page ___ below, upon the consummation of the merger Electrum shall be obligated to register shares of common stock of Electrum, and shares of common stock of Electrum underlying warrants issued by Electrum, held by certain persons that were members in CrossPoint immediately prior to the merger. Electrum is required to file a registration statement that covers the resale of these shares with the Securities Exchange Commission no later than the 30th calendar day following the merger, and is required to have that registration statement declared effective no later than 90 calendar days following the merger.

Board of Directors and Officers (Page ___)

          At the effective time of the merger, Electrum has agreed to appoint the following individuals to be the directors of Merger Sub: John A. Bailey, David C. Bradshaw, Daniel F. Collins, and Jeffrey A. Krakos. Each of these individuals will be a director of Merger Sub until their respective successors are duly elected or appointed and qualified. In addition, Electrum has agreed to appoint the following people to be officers of Merger Sub upon the completion of the merger:

Daniel F. Collins	President and Chief Executive Officer

Jeffrey A. Krakos	Executive Vice President

Margaret R. Coughlin	Controller and Secretary

2006 Equity Incentive Plan (Page ___)

          A resolution adopting Electrum’s 2006 Equity Incentive Plan, substantially in the form attached hereto as Annex D, pursuant to which Electrum has reserved 3,564,844 shares of common stock for issuance under the Plan has been approved by a majority of our stockholders. In addition, our board of directors has been authorized to complete or abandon the adoption of the Plan in its discretion. The adoption of the Plan will only be affected if our board of directors deems it to be in our best interests with respect to the closing of the merger.

Name Change (Page ____)

          Electrum will amend its Articles of Incorporation to change its name to CrossPoint Energy Company. This change in Electrum’s name is being taken in order to more accurately reflect Electrum’s business after the merger of CrossPoint with and into Merger Sub.

Amendment to the Articles of Incorporation (Page ___)

          A resolution to amend and restate our Articles of Incorporation substantially in the form attached hereto as Annex F has been approved by the holder of a majority of our common stock. In addition, our board of directors has been authorized to complete or abandon the Amendment to the Articles in its discretion. The Amendment to the Articles will only be affected if our board of directors deems it to be in our best interests with respect to closing of the merger.

Attachments

          The following documents are attached to this information statement:

  Annex A – Merger Agreement

  Annex B – Securities Purchase Agreement

  Annex C – Registration Rights Agreement

  Annex D – The 2006 Equity Incentive Plan

  Annex E – Current Articles of Incorporation

  Annex F – The Amended and Restated Articles of Incorporation

  Annex G – Current Bylaws

  Annex H – The Amended and Restated Bylaws

QUESTIONS AND ANSWERS REGARDING THE MERGER

Why is Electrum amending its articles of incorporation to effect the name change?

          Electrum has entered into an agreement pursuant to which CrossPoint will be merged with and into Merger Sub. Upon completion of the merger, Electrum’s main business will be the business of CrossPoint prior to the merger. Electrum believes that it should change its name to more accurately reflect Electrum’s business after the merger.

Why is it not necessary for the stockholders of Electrum to consent to or approve the Merger?

          Since Electrum will itself not be merging, but rather its Merger Sub, only the shareholder of the Merger Sub, Electrum, through its Board of Directors, must approve the Merger.

What is the proposed transaction?

          Electrum, CrossPoint and Merger Sub have reached an agreement pursuant to which Electrum would acquire CrossPoint by merging CrossPoint with and into Merger Sub, a wholly owned subsidiary of Electrum, with Merger Sub continuing as the surviving entity. Security holders of CrossPoint will receive an aggregate consideration of 16,451,667 shares of Electrum common stock, debt convertible into 5,051,667 shares of Electrum common stock, and warrants to acquire 2,525,833 shares of Electrum common stock. All of the membership units in CrossPoint at the time of the merger will be cancelled. The merger agreement is included as Annex A to this information statement. It is the legal document that governs the merger.

Why is Electrum entering into the merger?

          Electrum’s Board of Directors has determined that a merger with CrossPoint Energy, LLC is in the best interests of Electrum and its stockholders. In reaching its determination to recommend approval of the Merger, the Board of Directors considered a number of factors, including the following:

  Electrum has no revenues, and upon analysis of the potential opportunity, the Board of Directors decided to merge with CrossPoint because the Board of Directors was of the view that the stockholders would have a better opportunity in the energy business than in the mining business, especially since Electrum has very limited financial resources to exploit its claims whereas CrossPoint has just completed an approximately $15,000,000 equity institutional financing;

  there has been strong oil and gas demand in recent years by developing countries, particularly China and India, that has resulted in robust energy prices. As a result, the oil and gas sector has been attracting growing investor interest, with a number of energy companies recently completing or planning public financings in the United States of America and other financial markets;

  CrossPoint has an experienced, highly regarded management team, which the Board of Directors believes is well suited to pursue a strategy of seeking and developing oil and gas projects; and

  The fact that CrossPoint owns and operates a portfolio of development and exploration projects and seeks to implement a strategy to deploy capital among lower-risk development projects and higher- risk, high-return exploration projects.

          The Board of Directors also considered potential risks relating to the Merger, including the following:

  The fact that the stockholders will have minority ownership following consummation of the Merger;

  A macroeconomic slowdown, particularly in China or India, which would reduce the demand for oil and gas, thereby resulting in reduced prices and the inherent uncertainty in the oil and gas exploration business;

  The risks and costs if the Merger is not completed; and

  The restrictions on the conduct of Electrum’s business prior to completion of the Merger, which may delay or prevent Electrum from exploiting business opportunities in the mining field that may arise pending completion of the Merger.

          In view of the variety of factors considered in connection with its evaluation of the Merger, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given differing weights to different factors. After weighing all of the different factors, the Board of Directors unanimously determined to recommend that the stockholders vote to approve the Merger.

          No consideration was given by the Board of Directors to securing an opinion of an independent investment banker or other financial advisor to the effect that the Merger would be fair, from a financial point of view, to the stockholders in view of the fact that the Board of Directors does not believe that the terms of the Merger give rise to any inherent conflict of interest between executive officers, directors and principal stockholders and non-affiliated stockholders. In this regard, the Board of Directors took note of the fact that its current executive officers, directors and principal stockholders will receive no benefit from the Merger that would not otherwise be available to the stockholders as a whole. In addition, the Board of Directors took note of the fact that no executive officers, directors or principal stockholders are to become salaried employees subsequent to the consummation of the Merger in the merged entity.

When will the merger be completed?

          The merger will be completed when the conditions described below under “The Merger Agreement – Conditions to the Completion of the Merger” are satisfied or, where permitted, waived. It is expected that these conditions will be satisfied and the Merger completed within 20 days after the mailing of this information statement.

Do I need to approve the merger or any other action discussed in this information statement?

          No. We are not asking for your proxy and you are requested not to send us a proxy. Nevada law allows stockholders to act by written consent instead of holding a meeting. The actions described in this information statement have already been approved by written consent of our majority stockholder and the Merger by our Board of Directors. You are encouraged to read this information statement thoroughly, but you need not take any action at this time.

Do I have dissenters’ rights of appraisal?

          Under Nevada law, the stockholders of Electrum do not have dissenters’ rights of appraisal for any action described in this information statement.

How will Electrum stockholders be affected by the merger?

          After the merger, each Electrum stockholder will have the same number of shares of Electrum common stock that the stockholder held immediately before the merger after giving effect to the reverse stock split. However, because Electrum will be issuing new shares of Electrum common stock to CrossPoint members in the merger, each outstanding share of Electrum common stock immediately before the merger will represent a smaller percentage of the aggregate number of shares of Electrum common stock outstanding after the merger. As a result of the merger, each Electrum stockholder will own shares in a larger company with more assets.

What will CrossPoint’s members receive in the merger?

          At the effective time of the merger, each membership unit in CrossPoint issued and outstanding will be canceled and converted into the right to receive one share of Electrum common stock, and each warrant to purchase membership units in CrossPoint will be canceled and replaced with new warrants to purchase Electrum common stock to each investor with substantially identical terms, as described under “The Merger – Merger Consideration.”

What are the tax consequences of the merger?

          Electrum and CrossPoint intend for the merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (referred to in this information statement as the “Code”) with the result that Electrum’s stockholders will not recognize gain or loss for U.S. federal income tax purposes in connection with the merger. However, no opinion of counsel or IRS Ruling is being sought or provided to such effect and no representation is being made by any party to the Merger that the Merger will be tax free to the Electrum stockholders.

Does Electrum’s board of directors support the merger?

          Yes. Electrum’s board of directors, by action taken on consent on June 29, 2006, without a meeting, has determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, Electrum and its stockholders.

Who should I contact if I have questions?

          If you have any questions about the merger agreement, the merger, or any other items discussed in this information statement, you should contact Douglas Scheving, President.

Are there any risks associated with the merger?

          Yes. You should read the section entitled “Risk Factors” beginning on page [__].

CROSSPOINT ENERGY, LLC

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA

          Set forth below are highlights from CrossPoint’s unaudited consolidated financial data as of and for the six-months ended June 30, 2005 and 2006 derived from the unaudited consolidated financial statements of CrossPoint for those respective periods, and audited consolidated financial data for the year ended December 31, 2005 derived from the audited consolidated financial statements for that period. This information should be read together with CrossPoint’s unaudited consolidated financial statements for the six-months ended June 30, 2005 and 2006, and audited consolidated financial statements for the fiscal year ended December 31, 2005, which are included elsewhere in this document.

	Six Months	Six Months	Year Ended
	ended June 30,	Ended June 30,	December 31,
	2006	2005	2005
Consolidated Statement of Operations Data:
Revenues:
Oil and Gas Sales	$936,449	$19,351	$163,591
Well Operating Services	519, 180	289,928	549,449
Total Revenues:	1,455,629	309,279	713,040
Operating Costs and Expenses:
Lease Operating	309,883	52,154	249,230
Well Operating Services	261,932	129,057	231,720
Leasehold Abandonments	--	--	61,247
General and Administrative	1,281,931	898,633	1,885,334
Depreciation, Depletion and Amortization	273,982	7,015	55,193
(Gain)/loss on sale of assets	(2,400)	--	--
Interest Expense (including amortization of deferred
borrowing costs and debt discount)	389,265	546	24,445
Total Operating Costs and Expenses:	2,514,593	1,087,405	2,507,169
Net Income (Loss)	$(1,058,964)	$(778,126)	$(1,794,129)
Other Financial Data:
Net Cash Provided (Used) in Operating Activities	46,592	(1,077,072)	(1,922,013)
Net Cash Used in Additions to Oil and Gas Properties	(3,820,522)	(620,875)	(8,158,791)
Balance Sheet Data (at end of period):
Cash and Cash Equivalents	8,669,176	872,369	235,348
Total Assets	28,077,786	2,169,988	9,573,253
Long-term Debt (including current portion of long-term
debt)	19,256,395	74,803	7,174,641
Members’ Equity	6,630,811	1,687,171	1,619,564

ELECTRUM MINING LIMITED

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA

          Set forth below are highlights from Electrum’s unaudited consolidated financial data as of and for the nine-months ended June 30, 2005 and 2006 derived from the unaudited consolidated financial statements of Electrum for those respective periods, audited consolidated financial data for the year ended September 30, 2005 derived from the audited consolidated financial statements for that period, and unaudited consolidated financial data for the cumulative period from inception (August 4, 2004) until June 30, 2006. This information should be read together with Electrum’s unaudited consolidated financial statements for the nine-months ended June 30, 2005 and 2006, and audited consolidated financial statements for the fiscal year ended September 30, 2005, which are included elsewhere in this document.

				Cumulative
	Nine Months	Nine Months	Year Ended	from
	ended June	ended June	September 30,	Inception
	30, 2006	30, 2005	2005	(August 4,
				2004) to June
				30, 2006
Consolidated Statement of Operations
Data:
Revenues:	$-	$-	$-	$-

Operating Costs and Expenses:
Mineral property costs (recovery)	(25,353)	252	24,253	2,837
General and Administrative	10,582	35,998	41,888	54,995
Foreign exchange (gain)/loss	--	(355)	--	--
Total Operating Costs and Expenses:	(14,771)	35,895	66,141	57,832

Net Income (Loss)	$14,771	$(35,895)	$(66,141)	$(57,832)
Per Common Stock Data:

Common Stock Outstanding:	3,250,000	1,508,272	1,778,346
Basic Income per Common Stock	$0.00	($0.02)	($0.04)

Other Financial Data:
Net Cash Provided (Used) in Operating
Activities	(15,594)	(29,803)	(47,776)	(82,332)
Net Cash Provided (Used) in Financing
Activities	-	55,000	55,000	92,000

Foreign Currency Translation Adjustment	(56)	-	1,466	1,410

Balance Sheet Data (at end of period):
Cash and Cash Equivalents	$11,078		$26,728

Total Assets	11,078		28,436
Long-term Debt (including current portion
of long-term debt)	-		-

Accounts payable and Accrued liabilities	2,500		7,573

Due to related party	-		27,000
Total Liabilities and Stockholders’ Equity	$11,078		$28,436

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

          The following table shows information about Electrum’s financial condition and results of operations on a pro forma basis after giving effect to the pending merger with CrossPoint. This information is called pro forma financial information in this document. The table sets forth the information as if the merger with CrossPoint had become effective on June 30, 2006 (using currently available fair value information), with respect to the balance sheet data, and operations from October 1, 2005, with respect to statement of operations data. This unaudited pro forma financial information represents a current estimate based on available information of the combined company’s results of operations.

          The unaudited pro forma financial information is provided for informational purposes only and, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the impact of possible revenue enhancements, cost or expense efficiencies, or other synergies that may result as a consequence of the merger and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during these periods.

          The unaudited pro forma financial information should be read together with, and is qualified in its entirety by, the historical financial statement, including the notes thereto, of Electrum and CrossPoint included in this document and the more detailed unaudited pro forma condensed combined financial information, including the notes thereto, appearing under “Unaudited Pro Forma Combined Financial Statements” beginning on page [___].

Pro Forma Balance Sheet Data	As of June 30, 2006
Cash and Cash Equivalents	$8,747,312
Oil and Gas Properties, net	$11,899,553
Total Assets	$28,088,864
Long-Term Debt, Including Current Maturities	$19,256,395
Stockholders’ Equity	$6,639,389

Pro Forma Statement of Operations Data
Revenues	$1,760,300
Expenses	$5,472,188
Net Loss	$(3,711,888)

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION – CROSSPOINT

          The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “CrossPoint Energy, LLC - Selected Consolidated Historical Financial Data” and CrossPoint’s consolidated financial statements and notes thereto appearing elsewhere in this information statement. This discussion and analysis contains forward-looking statements that involve risks and uncertainties. CrossPoint’s, as well as the combined company’s, actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under “Risk Factors” and elsewhere in this information statement. See “Cautionary Statement Concerning Forward-Looking Information.”

Overview

          CrossPoint was formed as a limited liability company under the laws of the State of Texas in November, 2004; however it did not commence operations until the first calendar quarter of 2005. CrossPoint is a natural gas and petroleum exploitation, development and production company engaged in locating and developing hydrocarbon prospects, primarily in the State of Texas. The principle business is the acquisition of leasehold interests in petroleum and natural gas rights, either directly or indirectly, and the exploitation and development of properties subject to those leases. In addition to the acquisition, exploitation and development of petroleum and natural gas rights, CrossPoint’s subsidiary, DOC, provides operational, technical engineering and geographical evaluation to other natural gas and petroleum development and production companies.

Results of Operations

Six Months Ended June 30, 2006 compared with Six Months Ended June 30, 2005

          Revenue for the first six months of 2006 was $1,455,629 compared to $309,279 in the first six months of 2005. The growth in revenues came primarily from growth in oil and gas sales, which accounted for approximately 64% of revenues in the first six months of 2006, compared to approximately 6% in the first six months of 2005. This increase in percentage of total revenues is attributable to additional wells coming online in the first half of 2006, resulting in additional production.

          Operating costs and expenses (including general and administrative expenses) were $2,514,593 for the first six months of 2006, compared to $1,087,405 for the first six months of 2005. The increase in operating costs and expenses is primarily attributable to increases in lease operating costs, general and administrative costs, depreciation, depletion and amortization, and interest expenses. For the first six months of 2006, lease operating costs were $309,883 and depreciation, depletion and amortization were $273,982, compared to $52,154 and $7,015, respectively, for the first six months of 2005. These increases are attributable to the acquisition of additional prospects in December 2005 (such as the Hoskins prospect located in Brazoria County, Texas) and new wells being drilled the first half of 2006. CrossPoint capitalized interest on development activities of $89,637 and $492,299 for the year ended December 31, 2005 and the six months ended June 30, 2006, respectively.

          General and administrative expenses were $1,281,931 for the first six months of 2006, compared to $898,633 for the first six months of 2005. The significant increase in these expenses is primarily the result of consulting and reporting obligations.

Interest expenses for the first six months of 2006 were $389,265, compared to $546 for the first six months of 2005. The significant increase in interest expenses was primarily the result of CrossPoint drawing on the $40,000,000 credit agreement that it entered into on September 2, 2005 for the purpose of funding CrossPoint’s development projects.

Fiscal 2005

          Revenues for fiscal 2005 were $713,040, of which oil and gas sales accounted for 23% and well operating services accounted for 77%.

          Operating costs and expenses for fiscal 2005 were $2,507,169, and consisted primarily of general and administrative expenses ($1,885,334), lease operating expenses ($249,230) and well operating service expenses ($231,720).

Liquidity and Capital Resources

Cash Flows

          Net cash provided by operating activities was $46,592, for the six months ended June 30, 2006, and net cash used by operating activities was $1,922,013 for the 2005 fiscal year. Net loss of $1,058,964 for the six months ended June 30, 2006 was primarily offset by changes in accounts payable and accrued expenses ($953,458), and adjustments to depletion, depreciation & amortization ($273,982) and amortization related to debt ($157,006).

          Net cash used by investing activities was $3,832,924 for the six months ended June 30, 2006, and $8,291,233 for the 2005 fiscal year, and consisted primarily of the acquisition of oil and gas properties, $3,820,522 for the six months ended June 30, 2006 and $8,158,791 for the 2005 fiscal year. As indicated in “Risk Factors” in this information statement, our future is dependent upon the success of our exploration, development and production activities, and the discovery and development of reserves. As a result, the acquisition of oil and gas properties is a key component of the future success of our business. CrossPoint intends to increase its asset base through drilling, development and acquisitions of approximately $7 million through the first quarter of 2007.

          Net cash provided by financing activities was $12,220,160 for the six months ended June 30, 2006, and $10,283,186 for the 2005 fiscal year. The net cash provided by financing activities for the six months ended June 30, 2006 consisted primarily of proceeds from the issuance of additional equity ($4,045,208), proceeds from the issuance of convertible debt ($4,823,292), and proceeds from CrossPoint’s debt facility ($3,817,950), and was partially offset by financing costs ($461,340). Net cash provided by financing activities for the 2005 fiscal year consisted primarily of proceeds from the issuance of additional equity ($2,612,136) and proceeds from the issuance of long term debt ($7,687,660), and was partially offset by the repayment of long term debt ($16,610).

Liquidity

          As of June 30, 2006 CrossPoint had $8,736,234 in cash and cash equivalents ($8,669,176 without restricted cash), and $6,868,989 in stock subscriptions and accounts receivable.

          On September 2, 2005 CrossPoint entered into a $40,000,000 credit agreement with two participating lenders for the purpose of funding CrossPoint’s development projects. The credit agreement is facilitated by an administrative agent who approves the amounts and purposes for the advances under the credit agreement. Through a waterfall calculation, 95% of CrossPoint’s net income from its oil and gas properties is used to repay advances under this credit agreement. Interest on the advances is computed at the prime rate as announced by the Wall Street Journal plus 5.50 percent. The interest is due and payable monthly. For a detailed explanation of the credit facility, please refer to the Note 4 of the Financial Statements for the period ended December 31, 2005. As of June 30, 2006, CrossPoint had received a commitment of $12,074,460 of which $11,630,610 had been advanced. On July 7, 2006 CrossPoint paid $8,500,000 against the aforementioned advances, leaving a balance of $3,130,610. In accordance with the convertible debt issuance discussed below, the credit facility is senior to the convertible debt and may not exceed $12 million. CrossPoint will continue to use the credit facility in conjunction with the equity raised in the private placement to fund its development projects. As of August 25, 2006, approximately $2.4 million has been committed by the administrative agent but has not been funded.

          In addition, on June 30, 2006, CrossPoint entered into the securities purchase agreement discussed elsewhere in this information statement, pursuant to which it received approximately $15,000,000 in a private placement of CrossPoint’s equity and convertible debt of which 5,051,667 common shares were issued for equity of $6,314,583 and a debt balance of $8,840,417. Interest on the convertible notes, at a rate of 8% per annum, issued in connection with the securities purchase agreement is payable (i) on the third business day after December 31, 2006 and (ii) thereafter on the third business day after the last day of each calendar quarter. Assuming that all of the convertible notes remain outstanding, interest in the amount of $363,439 and $717,056 shall be due and payable on the convertible notes for 2006 and 2007, respectively. For the period beginning on the consummation of the merger of CrossPoint and Merger Sub and ending on the third business day after December 31, 2007, the interest on the convertible notes may be paid in shares of common stock. The maturity date is June 30, 2009, however there is a mandatory conversion if the closing price of the stock equals or exceeds $2.25 (subject to adjustment for any stock splits and similar events) for 20 consecutive trading days during which an aggregate of not less than 1,000,000 shares were traded and the resale of all the shares of common stock issued upon conversion is covered by an effective registration statement under the Securities Act of 1933, as amended.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OR PLAN OF OPERATION – ELECTRUM

Plan of Operation.

          Statements contained herein which are not historical facts are forward-looking statements as that term is defined by the Private Securities Litigation Reform Act of 1995. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Such risks and uncertainties include, without limitation: established competitors who have substantially greater financial resources and operating histories, regulatory delays or denials, ability to compete as a start-up company in a highly competitive market, and access to sources of capital.

          The following discussion and analysis should be read in conjunction with our financial statements and notes thereto included elsewhere in this Information Statement. Except for the historical information contained herein, the discussion in this Information Statement contains certain forward-looking statements that involve risks and uncertainties, such as statements of our plans, objectives, expectations and intentions. The cautionary statements made in this Information Statement should be read as being applicable to all related forward-looking statements wherever they appear in this Information Statement. The Company’s actual results could differ materially from those discussed here.

OUR PLAN OF OPERATION FOR THE NEXT 12 MONTHS IS TO MERGE WITH CROSSPOINT AND CONTINUE WITH THE BUSINESS OF CROSSPOINT.

THE PLAN OF OPERATION DESCRIBED BELOW WAS OUR PLAN BEFORE WE ENTERED INTO THE AGREEMENT OF MERGER, DESCRIBED ABOVE:

Plan of Operation

          We are a start-up, exploration stage corporation and have not yet generated or realized any revenues from our business operations.

          Our auditors have issued a going concern opinion. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay for our expenses. This is because we have not generated any revenues and no revenues are anticipated until we begin exploiting our mineral properties. There is no assurance we will ever reach this point. Accordingly, we must raise sufficient capital from sources. Our only other source for cash at this time is investments by others. We must raise cash to implement our project and stay in business. We raised $50,000 from our public offering. Under this offering we sold 2,500,000 shares at $0.02 per share to 44 shareholders, thus we have a total of 3,250,000 shares issued and outstanding to 47 shareholders (includes the 3 directors of the company). We believe this, together with the loan from a director of $27,000, will enable us to fund our activities for the next twelve months providing the company does not do any further exploration work on its property. As of June 30, 2006 we have cash on hand of $11,078.

          We have used the above-mentioned funds to explore our resource property located at Squaw Creek, a tributary of Clear Creek, in the central Yukon Territories, Canada. After evaluating the results from the first exploration program, the board of directors decided to drop the property. The property was returned to the vendors on June 29, 2006.

          Electrum retained Aurora Geosciences Ltd., of Whitehorse, Yukon to perform exploration work on the property in 2005. Aurora has done work in the immediate area in previous years and is knowledgeable about local conditions.

          The initial offering produced sufficient funds to pay for the 2005 exploration program and administration costs for 12 months. However, if the Company requires additional funds, we will try to raise additional funds from a second public offering, a private placement, and/or loans.

          The work program started July 9, 2005 and was finished on July 23, 2005. The crew did not find any visible mineralization worthy of an early report. The geochemical samples were sent to ACME labs in Vancouver B.C. A technical report has been received and is being evaluated. The work program ended up costing $24,932 CDN (approx. $20,018 USD).

          To our knowledge, the property has never been mined. The only event previous to our exploration program that has occurred is the staking of the property at the direction of Mr. Robert S. Adamson and a property examination and report by Professional Engineer Robert F. McIntyre.

          The exploration program for 2005 consisted of establishing a grid and taking soil samples at regular intervals. A magnetic survey was done to try and locate mineralization, which is not evident on surface. Geochemical sampling was concentrated in the areas of mineralization identified by the magnetic survey. The soil samples were analyzed to determine if elevated amounts of minerals are present. The results were plotted on a map to determine where the elevated areas of mineralization occur. Competent professionals did rock samples and geological mapping and prospecting. Based upon the results of the exploration Mr. Scheving, president determined, in consultation with our consultants and the other directors, that the property be dropped. Mr. Scheving will not receive fees for his services.

          The proceeds from our public offering were designed only to fund the costs of an exploration program recommended by Professional Engineer Mr. Robert McIntyre. Additional funding would be required to take the property to a more advanced stage of exploration.

          We do not intend to hire additional employees at this time. Unaffiliated independent consultants were hired to conduct all of the work on the property. The independent consultants were responsible for surveying, geology, engineering, exploration, and excavation. The geologists evaluated the information derived from the exploration and excavation and the engineers will advise us on the economic feasibility of removing the mineralized material. No commercial economic minerals were found and the property was dropped.

Limited Operating History; Need for Additional Capital

          There is no historical financial information about us upon which to base an evaluation of our performance. We are an exploration stage corporation and have not generated any revenues from operations. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays in the exploration of our properties, and possible cost overruns due to price and cost increases in services.

          We have no assurance that future financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations. Equity financing could result in additional dilution to existing shareholders.

Liquidity and Capital Resources

          To meet our need for cash we raised $50,000 from our public offering. We cannot guarantee that we have raised enough money through the public offering to stay in business. The money we raised was applied to the items set forth in the Use of Proceeds section of the SB-2 filed with the SEC. We will attempt to raise additional money through a subsequent private placement, public offering, and/or through debt financing.

          We acquired one property containing 20 mineral claims on September 30, 2004. The exploration work program began on July 9, 2005 and was finished on July 23, 2005. No visible mineralization worthy of comment was discovered. Approximately 200 geochemical samples have been sent to ACME Laboratories in Vancouver for analysis. The property was dropped on June 29, 2006.

          Since inception, we have issued 3,250,000 shares of our common stock and received $65,000.

          We received a $27,000 loan from Mr. Dedemus, one of our directors. Mr. Dedemus has agreed to cancel this loan and the resulting credit has reduced the property expenditure.

          As of the date of this filing, we have yet to begin operations and therefore have not generated any revenues.

          Since inception of the Company on August 4, 2004 to March 31, 2006, the Company has issued 3,250,000 common shares at $0.02 per share for total proceeds of $65,000. This was accounted for as an acquisition of shares. Lloyd Dedemus covered our initial expenses of $15,000 for incorporation and legal fees and $12,000 for a payment on the mineral property and working capital.

          As of June 30, 2006, our total assets were $11,078 and our total liabilities were $2,500.

Application of Critical Accounting Policies

          Our financial statements have been prepared on a going concern basis. We have accumulated a deficit of $57,832 from inception (August 4, 2004) to June 30, 2006. Our ability to continue as a going concern is dependent upon our ability to generate profitable operations in the future and/or to obtain the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they come due. The outcome of these matters cannot be predicted with any certainty at this time. We have historically satisfied our working capital needs primarily by sales of securities and a loans payable from an officer of the company. At June 30, 2006, we have working capital of $8,578. These financial statements do not include any adjustments to the amount and classification of assets and liabilities that may be necessary should we be unable to continue as a going concern.

The Merger

          As a result of the Merger, we will no longer be engaged in the mineral exploration business and instead our business will in the future be conducted on the basis of CrossPoint’s business plans and operations.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

          Statements in this information statement and the documents to which you are referred in this information statement which are not historical facts, including statements about our confidence or expectations, operating results, and other statements about our business outlook, are forward-looking statements, subject to risks and uncertainties that could cause actual results to differ materially from those set forth in such forward-looking statements. Such risks and uncertainties include, without limitation, the risks set forth in the section entitled “Risk Factors” on page [___]. Words such as “estimate,” “project,” “plan,” “believe,” “feel,” “anticipate,” “expect,” “assume,” “may,” “will,” “should,” and similar words and phrases may identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Except as required by law, Electrum undertakes no obligation to update or publicly release any revisions to these forward-looking statements or to reflect events or circumstances after the date hereof.

          Statements about the expected timing, completion and effects of the proposed merger also constitute forward-looking statements. Electrum, CrossPoint and Merger Sub may not be able to complete the merger on the terms described herein or other acceptable terms or at all because of a number of factors, including the failure to satisfy closing conditions.

THE STOCKHOLDER CONSENT

          The Nevada Revised Statutes permit the holder or holders of a majority of the shares of our outstanding voting stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of our stockholders. Grove CrossPoint Investments, LLC, a Delaware limited liability company, and Peter G. Geddes who collectively own 1,885,000 shares of Electrum common stock representing approximately 58% of the voting power of Electrum common stock, and the Board of Directors of Electrum has approved the resolutions adopting the actions described in this information statement. Accordingly, no vote of any other stockholder is necessary and stockholder votes are not being solicited.

THE MERGER

The Companies Party to the Merger

          Electrum

          Electrum is a start-up, exploration stage corporation and have not yet generated or realized revenues from our business operations. An exploration stage corporation is one engaged in the search from mineral deposits or reserves which are not in either the development or production stage.

          On September 30, 2004, we signed an agreement to purchase a mineral property containing 20 mining claims in Yukon Territories, Canada by purchase agreement with Xennex Development Corporation, a non-affiliated third party, and our primary focus of activity has been on this property. There is no assurance that a commercially viable mineral deposit exists on the property and further exploration will be required before a final evaluation as to the economic feasibility is determined. As of June 29, 2006, we transferred these mining claims to Douglas Scheving (our President and Director) in consideration of the cancellation of $27,000 owned by us to Lloyd Dedemus (one of our former Directors).

          We have no revenues, have achieved losses since inception, have no operations, have been issued a going concern opinion and rely upon the sale of our securities and loans from our officers and directors to fund operations.

          Electrum’s business office is located at 808 Nelson Street, Suite 2103, Vancouver, British Columbia, Canada. Electrum’s telephone number is (604) 684-7619.

          Business Development

          Electrum Mining Limited (“Electrum,” “The Company”) was incorporated in the State of Nevada on August 4, 2004. Electrum has never declared bankruptcy, it has never been in receivership, and it has never been involved in any legal action or proceedings.

          Business of Electrum

          We are a start-up, exploration stage corporation and have not yet generated or realized revenues from our business operations. An exploration stage corporation is one engaged in the search from mineral deposits or reserves which are not in either the development or production stage. We intended to conduct exploration activities on the BlueBell property. We maintain our statutory registered agent’s office at The Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, Nevada 89544. Mr. Scheving supplies our office space on a rent free basis.

          There is no assurance that a commercially viable mineral deposit exists on the property and further exploration will be required before a final evaluation as to the economic feasibility is determined.

          When we began our business we had no plans to change ours business activities or to combine with another business. However we changed our business plan as described above to merge with Crosspoint.

          Background

          On September 30, 2004, we signed an agreement to purchase a mineral property containing 20 mining claims in Yukon Territories, Canada by purchase agreement with Xennex Development Corporation, a non-affiliated third party. The terms of acquisition were:

          CDN$50,000 in staged payments to Xennex, CDN$5,000 on signing, which has been paid, an additional CDN$5,000 one year from signing, which was paid Sept 14, 2005, CDN$10,000 two years after signing, CDN$10,000 on the third anniversary of signing and a final payment on the fourth anniversary of signing of CDN$20,000, to total CDN$50,000. In addition, we are required to make property exploration expenditures of CDN$50,000 over a five year period. A royalty of 3% on all mineral commodities sold from the claims will apply. This royalty shall be reduced to 1.5% upon payment of CDN$1,000,000 at any time.

          We have no revenues, have achieved losses since inception, have no operations, have been issued a going concern opinion and rely upon the sale of our securities and loans from our officers and directors to fund operations.

          Canadian jurisdictions allow a mineral explorer to claim a portion of available Crown lands as its exclusive area for exploration by depositing posts or other visible markers to indicate a claimed area. The process of posting the area is known as staking. We have entered into an option agreement to purchase 20 mineral claims from Xennex Development Corporation in accordance with the terms disclosed earlier.

          In the 19th century the practice of reserving the minerals from fee simple Crown grants was established. Legislation now ensures that minerals are reserved from Crown land dispositions. The result is that the Crown is the largest mineral owner in Canada, both as the fee simple owner of Crown lands and through mineral reservations in Crown grants. Most privately held mineral titles are acquired directly from the Crown. Our property is one such acquisition. Accordingly, fee simple title to our property resides with the Crown.

          Our claims (which we later divested as explained herein) were mining leases issued pursuant to the Quartz Mining Act of the Yukon government. The lessee has exclusive rights to mine and recover all of the minerals contained within the surface boundaries of the lease continued vertically downward.

          The property is unencumbered and there are no competitive conditions which affect the property. Further, there is no insurance covering the property and we believe that no insurance is necessary since the property is unimproved and contains no buildings or improvements.

          The Company retained Aurora Geosciences Ltd. of Whitehorse, Yukon to do a work program based upon the recommendations of R.F. McIntyre, P. Geo in his “Report on Geochemical Sampling of the Blue and Bell claim groups Squaw Creek, Yukon” The exploration program was supervised by Scott Casselman, B.Sc., P. Geo. and consisted of establishing a grid using a hip chain and compass and marking stations with flagging. Line spacing varied from 100 to 200 m and samples were collected at 50 m station intervals. Total Magnetic field measurements were collected at 12.5 m interval. Samples were assayed by ACME Analitical of Vancouver B.C. certified British Columbia Assayers.

          The total magnetic field survey identified a single oval shaped magnetic high anomaly in the southeastern part of the property. No economic mineralization was discovered. The results of the 2005 exploration program will be evaluated and the Board will decide what further work, if any, is justified.

          We were in the exploration stage and were not able to guarantee that a commercially viable mineral deposit, a reserve, exists in the property until further exploration is done and a comprehensive evaluation concludes economic and legal feasibility.

          There are no native land claims that affect title to the property. We have no plans to try interest other companies in the property if mineralization is found. If mineralization is found, we will try to develop the property ourselves.

          Claims

          The following is a list of tenure numbers, claim, date of recording and expiration date of our claims which we divested in order to proceed with the merger with Crosspoint: The cost of the 2005 work program was registered as assessment work and recorded with the Yukon Mining recorder thus extending the Date of Expiration on the Bell 10,12, 14, 16-24, and the Blue 1- 4 claims by 4.25 years.

		Date of	Date of
Tenure No.	Document Description	Recording	Expiration
YC 20885	Bell 10	July 12, 2001	Oct. 12, 2011
YC 20886	Bell 11	July 12, 2001	July 12, 2006
YC 20887	Bell 12	July 12, 2001	Oct 12, 2011
YC 20888	Bell 13	July 12, 2001	July 12, 2006
YC 20889	Bell 14	July 12, 2001	Oct. 12, 2011
YC 20890	Bell 15	July 12, 2001	July 12, 2006
YC 20891 to
YC 20899	Bell 16 – 24	July 12, 2001	Oct. 12, 2011
YC 21554 to
YC 21557	Blue 1-4	June 20, 2002	Oct. 12, 2011
YC 21871	Blue 5	Sept. 25, 2002	Expired

          In total 19 mineral claims

          The Blue 5 claim was allowed to lapse on September 25, 2005. Xennex agreed that the claim was not strategic and gave the company a written release to allow the claim to lapse.

          In order to maintain these claims we must pay a fee of CDN$100 per year per claim or register assessment work of $100 per claim per year. Assessment work was filed on all but the Bell 11, 13, and 15 claims. Payment of $100 per claim will have to be made in 2006 for these claims unless assessment work can be done and registered prior to their expiration.

          Location and Access

          The property which we divested in order to proceed with the merger is located in the northern section of the watershed of Squaw Creek, a tributary of Clear Creek. It is situated at Latitude 63 degrees 50 minutes North/Longitude 137 degrees 025 minutes West, roughly 110 kilometers southeast of the town of Dawson and 370 kilometers north-northwest of Whitehorse. Access to the site is via the Clear Creek Road, a good quality unpaved road that approaches the property approximately 24 kilometers east of it’s junction with the Klondike Highway. The nearest community to the site is Dawson.

          Several trails provide access to Squaw Creek including an overgrown trail from the Clear creek road down the west side of the stream. There is an active road that leaves the Clear Creek road several km to the west, descends to the valley of Clear Creek and joins the Squaw Creek trail there, providing access for current placer mining activity on the lower Half of Squaw Creek. A usable 4 x 4 trail follows the height of land along the east site of Squaw Creek drainage and crosses the east side of the Blue 1 claim.

          Property Geology

          The Squaw Creek drainage is largely underlain by Upper Proterzoic to Lower Cambrian metasediments of the Yusezyu Formation of the Hyland Group. Here the extension of the east-west trending Tombstone Thrust take the form of a thick, highly deformed interval called the Tombstone strain zone which crosses the upper part of the Squaw Creek drainage. Most of the subject property lies within the strain zone. Rocks consist of blue-grey phyllites and grey psammites (less micaceouos metasediments) that are frequently isoclinally folded and boudinaged in outcrop. Outside of the strain zone the same rock types are seen, foliated but not generally contorted. Geologists have identified several generations of deformation in rocks in the Clear Creek camp on the basis of jointing patterns, some of which may be associated with emplacement of intrusions and/or deposition of exhalations. Foliation is prominent and consistent across upper Squaw Creek, trending east to southeast and dipping moderately (10-40 degrees) to the north.

          There are no mapable subunits within the Hyland Group. Neither were any dikes or sills encountered. Overall, the area of the property consists of a rather monotonous section of undifferentiated metasediments. Outcrop is common on ridges and along the Squaw Creek but infrequent on the rounded slopes that make up much of the property. Due to past forest fires much of the area is open and untreed, and boulder trains of white quartz can be easily traced.

          South of the claims the lower reaches of Squaw Creek cross the contact of the two sisters batholith, a late Cretaceous granite of the McQuesten Intrusives. When exposed in the road cut the granite is porphyritic, sometimes displaying very large feldspar laths. The McQueston Intrusives have not been widely associated with ore mineralization and consequently the Two Sisters batholith does not appear to have attracted much attention to date. Nevertheless, the possibility of association with economic mineralization should not be excluded.

          Squaw Creel lies just north of the extent of the last glaciation. The upper elevations have a relatively thin overburden cover which can be assumed to be colluvial. At low elevation the stream channel gravels are of Pliocene or later age, similar to those of the Klondike River to the north. Absent the effects of recent glaciation one can assume that soil geochemistry will tend to reflect underlying bedrock mineralization.

          History of Previous Work

          No previous work has been done on the property.

          Supplies

          Competition and unforeseen limited sources of supplies and manpower in the industry could result in occasional spot shortages of supplies, such as dynamite, and certain equipment such as bulldozers and excavators that we might need to conduct exploration as well as skilled manpower to conduct exploration. We have not attempted to locate or negotiate with any suppliers of products, equipment or materials. We will attempt to locate manpower, products, equipment and materials after this offering is complete. If we cannot find the manpower, products and equipment we need, we will have to suspend our exploration plans until we do find the products and equipment we need.

          Other

          Other than our former interest in the above property, we own no plants or other property. With respect to the property, our right to conduct exploration activity was based upon our oral agreement with Mr. Scheving, our president, director and shareholder. Under this oral agreement, Mr. Scheving has allowed us to conduct exploration activity on the property. Mr. Scheving held the property in trust for us and in order to proceed with merger, we reconveyed the property to Mr. Scheving as described elsewhere herein.

          Exploration Program

          The property is located on the northeastern margin of the watershed of Squaw Creek, a tributary of Clear Creek roughly 110 kilometers southeast of the town of Dawson, Yukon Territories, Canada.. No improvements are required for exploration activities.

          Our exploration target was to find an ore body containing gold. Our success would have depended upon finding mineralized material. This includes a determination by our consultants if the property contains reserves. Aurora Geosciences Ltd. was the contractor for the 2005 exploration program. No commercial mineralization was discovered during this program.

          Mineralized material is a mineralized body, which has been delineated by appropriate spaced drilling or underground sampling to support sufficient tonnage and average grade of metals to justify removal. If we don’t find mineralized material or we cannot remove mineralized material, either because we do not have the money to do it or because it is not economically feasible to do it, we will cease operations and you will lose your investment.

          We did not have enough money to complete our exploration of the property.

          Had we continued with our original plan we would have needed to conduct exploration to determine what amount of minerals, if any, exist on our properties and if any minerals found can be economically extracted and profitably processed.

          The property is undeveloped raw land. Exploration and surveying had not been initiated and would not have been initiated unless we raised money to finance work. That is because we did not have money to start exploration. To our knowledge, the property has never been mined.

          Before minerals retrieval can begin, we must explore for and find mineralized material. After that has occurred we have to determine if it is economically feasible to remove the mineralized material. Economically feasible means that the costs associated with the removal of the mineralized material will not exceed the price at which we can sell the mineralized material. We can’t predict what that will be until we find mineralized material.

          We did not know if we would find mineralized material. We believed that activities occurring on adjoining properties are not material to our activities. The reason is that whatever is located under adjoining property may or may not be located under the property.

          We did not claim to have any minerals or reserves whatsoever at any time on any of the property.

          We intended to implement an exploration program which consists of soil and rock chip sampling. Soil sampling is the process of sampling surface soils on a grid and analyzing them to determine if and where elevated levels of minerals occur. Elevated areas of mineralization, called anomalies, are identified and further work done on these areas. Rock chip sampling is the process of sampling the various rock types to determine if economic levels of mineralization exist. In addition, preliminary geophysical surveys will be done if the company raises sufficient funds. These surveys identify areas - anomalies - where the conductivity, restivity, or gravity of the earth changes value. Anomalies require further testing, including drilling to determine if they indicate mineralization. There is insufficient information about the property at this time to determine if drilling will be done.

          We did not have funding for drilling. Mr. Scheving, after confirming with our consultants, planned to determine if and when drilling would occur on the property. Mr. Scheving was not to receive fees for his services. The samples were to be tested to determine if mineralized material is located on the property. Based upon the tests of the samples, we would need to determine if we would terminate operations; proceed with additional exploration of the property; or develop the property. The proceeds from the company’s initial offering were designed to only fund the costs soil and rock chip sampling and preliminary geophysics. We intended to take our samples to analytical chemists, geochemists and registered assayers located in Vancouver, British Columbia.

          We did not intend to interest other companies in the property if we found mineralized materials. We intended to try to develop the reserves ourself through the use of a consultant. We had no plans to interest other companies in the property if we did not find mineralized material.

          Competitive Factors

          The gold mining industry is fragmented, that is there are many, many gold prospectors and producers, small and large. We do not compete with anyone. That is because there is no competition for the exploration or removal of minerals from the property. We will either find gold on the property or not. If we do not find gold we will cease or suspend operations. We are one of the smallest exploration companies in existence. We are an infinitely small participant in the gold mining market. Readily available gold markets exist in Canada and around the world for the sale of gold. Therefore, we will be able to sell any gold that we are able to recover.

          Regulations

          Our mineral exploration program was subject to the Canadian Mineral Tenure Act Regulation. This act sets forth rules for

*	locating claims
*	posting claims
*	working claims
*	reporting work performed

          The Act and regulations tells us how and where we can explore for minerals. We must comply with these laws to operate our business. Compliance with these rules and regulations will not adversely affect our operations.

          Environmental Law

          We were also subject to the Health, Safety and Reclamation Code for Mines in the Yukon Territories. This code deals with environmental matters relating to the exploration and development of mining properties. Its goals are to protect the environment through a series of regulations affecting:

1.	Health and Safety
2.	Archaeological Sites
3.	Exploration Access

          We were responsible to provide a safe working environment, not disrupt archaeological sites, and conduct our activities to prevent unnecessary damage to the property.

          We planned to secure all necessary permits for exploration and, if development is warranted on the property, will file final plans of operation before we start any mining operations. We anticipated no discharge of water into active stream, creek, river, lake or any other body of water regulated by environmental law or regulation. No endangered species would have been disturbed. Restoration of the disturbed land would have been completed according to law. All holes, pits and shafts would have been sealed upon abandonment of the property. It is difficult to estimate the cost of compliance with the environmental law since the full nature and extent of our proposed activities were not determined.

          We were in compliance with the act.

          We did not allocate any funds for the reclamation of the property. Mr. Scheving agreed to pay the cost of reclaiming the property should there be any reclamation work required.

          Employees

          We intended to use the services of subcontractors for manual labor exploration work on our properties.

          Employees and Employment Agreements

          At present, we have no full-time employees. Our remaining officer and director Mr. Scheving is a part-time employee and will devote about 10% of his time or four hours per week to our operation; he is being paid $2,500 per month by Grove Crosspoint Investments, LLC to assist in providing transition services connected to the merger. Our officer and director does not have an employment agreements with us. We presently do not have pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans; however, we may adopt plans in the future. There are presently no personal benefits available to our officer and director. Our officer and director will handle our administrative duties.

          Description of Property

          Since August 4, 2004, Electrum’s current principal place of business and corporate offices is 808 Nelson Street, Suite 2103, Vancouver, B.C., Canada. There is no formal lease agreement and no rental fees were charged to the Company.

          Electrum does not have any investments or interests in any real estate. Electrum does not invest in real estate mortgages, nor does it invest in Securities of, or interests in, persons primarily engaged in real estate activities.

          Legal Proceedings

          We are not a party to any pending legal proceedings.

          Market for Common Equity and Related Stockholder Matters

          Electrum’s stock is currently quoted on the OTC Bulletin Board under the Symbol EMNG. Our Common Stock is not listed on any exchange.

          The following table sets forth the high and low bid prices for our Common Stock as reported by the “OTCBB,” reported on a fiscal quarter basis for the quarters ended December 31, 2005, March 31, 2006 and June 30, 2006:

Quarter ended:
	High ($)	Low ($)
September 30, 2005	1.90	0.30
June 30, 2005 (First quoted in June, 2005)	0.30	0.00
December 31, 2005	1.90	1.20
March 31, 2006	1.70	1.25
June 30, 2006	1.70	1.40

          The quotations, sourced from www.otcbb.com website, reflect inter-dealer prices, without retail mark-ups, mark-downs, or commissions and do not necessarily represent actual transactions.

          Effect of the Merger on our Business

          As a result of the Merger described elsewhere in this Information Statement we have disposed of our mineral claims to Mr. Scheving and will no longer be engaged in the mineral exploration business described herein.

          Holders of the Common Stock

          As of June 30, 2006, Electrum had forty-seven (47) registered shareholders.

          Dividends

          There are no restrictions in Electrum’s articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.	Electrum would not be able to pay its debts as they become due in the usual course of business;

Or

2.

Electrum’s total assets would be less than the sum of the total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

          The Company has not declared any dividends, and does not plan to declare any dividends in the foreseeable future.

          CrossPoint Energy, LLC

          CrossPoint is a privately held energy company engaged in the exploration and development of oil and gas properties. CrossPoint was formed in the fourth quarter of 2004, and has two subsidiaries. One is CrossPoint Energy Holdings, LLC which was created to facilitate a mezzanine debt facility with Petrobridge Investment Management, LLC in September 2005. The other is Dallas Operating Corp. (“DOC”), which was a stand alone business prior to becoming a subsidiary of CrossPoint in 2005. DOC is an established service company, engaged in oil and gas operations for third parties. As of August 17, 2006, CrossPoint had forty-five members, with 16,451,667 membership units issued and outstanding, warrants to acquire an additional 2,525,833 membership units and debt convertible into an additional 5,051,667 membership units.

          CrossPoint drilling activities, which are conducted in its subsidiary CrossPoint Energy Holdings, LLC, focus primarily on internally generated prospects utilizing its significant technological skills, and, opportunistically, on third party prospects and the acquisition of producing oil and gas assets. CrossPoint’s strategy for growth is to drill and develop relatively lower and moderate risk properties which contain as an upside, certain higher risk, very prolific reserves. CrossPoint has many additional prospects identified for future drilling and development, which are in various stages of evaluation, land and leasing and assimilation. CrossPoint’s initial development and exploration activities have been exclusively in the onshore continental United States, with its initial properties located in East and Southeast Texas.

          Hoskins Dome, Brazoria County, Texas

          CrossPoint owns and operates certain oil and gas wells on the Hoskins Dome Project. Additionally, CrossPoint may earn between 40.625% and 100% working interest in all new wells drilled on the 12,500 gross acre farmout area. Available net revenue interests attributable to such working interests range between 28.4375% and 75% for these new wells. CrossPoint owns approximately 65% of 101 square miles (64,640 gross acres) of 3D Seismic data over the Hoskins Dome Project area. The Hoskins Dome Project contains a historically significant oil field that has been underdeveloped and contains numerous development and exploration projects. The opportunities include several multi-million barrel oil potential reservoirs (4,200-6,500’ zones) and possibly deeper gas sands with significant reserve potential. CrossPoint has successfully drilled two wells which are being completed, and is presently building locations for two additional wells to be drilled. CrossPoint has identified and prepared more than fifteen (15) separate prospects on the Hoskins Dome Project for future drilling and development. Each prospect may contain one to five wells, depending upon well results and other factors. CrossPoint’s technical staff is working with Chevron, the primary fee land owner, regarding all aspects of the future development of the project. Chevron and XTO are non-operating working interest owners in the project.

          Elkhart Dome Project, Anderson County, Texas

          The Elkhart Dome Project, located in East Texas in Anderson County, is primarily an exploration and development play with considerable reserve potential. The Company owns a 40.375% working interest, and approximately 31% net revenue interest in, and is the operator of the Elkhart Dome Project, which comprises approximately 1,000 leasehold acres on the crest and southern flank of Elkhart Salt Dome. CrossPoint has drilled and completed three wells on the Elkhart Prospect. CrossPoint’s development plan for the Elkhart Dome Project includes the drilling of numerous wells to various depths, targeting multiple zones which have produced significant reserves on Elkhart Dome and/or regionally. CrossPoint is presently preparing two additional drillsites and has evaluated and identified more than 20 additional potential well locations for future development at Elkhart. CrossPoint is designing dual completion wells for the possibility of accelerating the production from multiple targeted reservoirs.

          Zack Abney Project, Harrison County, Texas

          The Zack Abney Project is primarily a development drilling project within a producing gas field in the Cotton Valley Trend (“CV”) located in Harrison County, Texas. The Zack Abney Project also has multiple prospective additional gas and oil zones at shallower depths. CrossPoint has recompleted one existing well, successfully drilled and completed the first in-fill wells. Additional wells are scheduled to be drilled in 2006 and/or 2007. A well location has been built for the next well to be drilled, and three additional wellsites have been surveyed. Future development plans include increased density drilling pending well results and other factors. CrossPoint owns a 55% working interest (480 gross acres), approximately 41.25% net revenue interest and is the operator of the Zack Abney Project.

          Future Oil and Gas Projects

          CrossPoint is presently negotiating for the acquisition of multiple additional prospects for possible future leasing, drilling and development. Additional projects with multiple target zones with nearby production and high reserve capabilities are being reviewed. CrossPoint intends to increase its asset base through drilling, development and acquisitions. CrossPoint expects to expend approximately $7 million for these endeavors by the first quarter of 2007.

Oil and Gas Properties

          Oil and Gas Reserves

          The following table presents, as of December 31, 2005, estimated summary information of CrossPoint’s proved oil and natural gas reserves based on reserve reports prepared by Netherland, Sewell & Associates, Inc., our independent petroleum engineers. All of our proved reserves included in the reserve report are located in Texas. The future net revenue and present worth information included in the table below is based on year-end prices.

		As of December 31, 2005

	Net Proved Reserves		Future Net Revenue ($) (1)
	Oil	Gas		Present Worth
Category	(Bbl)	(MCF)	Total	at 10% (2)
Proved Developed Producing	8,647	130,894	872,100	818,100
Proved Developed Non-Producing	283	88,491	419,200	320,900
Proved Undeveloped	149,293	1,729,024	11,845,900	8,496,100
Total Proved	158,223	1,948,409	13,137,200	9,635,100

(1) In accordance with SEC requirements, our reserves and future net revenues were determined using market prices for oil and natural gas at December 31, 2005. Oil prices used were based on the December 31, 2005, Koch West Texas Intermediate posted price of $57.75 per barrel and were adjusted by field for quality, transportation fees, and regional price differentials. Gas prices used were based on the December 31, 2005, Houston Ship Channel spot market price of $7.795 per MMBTU and were adjusted by field for energy content, transportation fees, and regional price differentials. All prices are held constant in accordance with SEC guidelines.
(2) Represents present value, discounted at 10% per annum, of estimated future net cash flows before income tax of our estimated proved reserves.

          The reserves shown in the above table are estimates only and should not be construed as exact quantities. The reserves may or may not be recovered; if they are recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. A substantial portion of these reserves are for undeveloped locations.

          Producing Wells

          The following table sets forth the number of gross and net productive wells as of December 31, 2005. All of the wells listed in the table below are located in Texas.

Productive		Productive
Oil Wells (1)		Gas Wells (1)
Gross	Net	Gross	Net
8.0	4.08	4.0	1.90

(1) Gross wells include the total number of wells in which CrossPoint has an interest. Net wells include wholly owned and the sum of CrossPoint’s fractional interests in gross wells.

          Acreage

          The following table sets forth CrossPoint’s developed and undeveloped leased acreage as of December 31, 2005.

Acreage(1) at December 31, 2005

	Developed(2)		Undeveloped (2)
	Acres			Acres
State	Gross	Net	Gross	Net
Texas	1,021	477	859	393

(1) Gross acreage includes the total number of acres in all tracts in which CrossPoint has an interest. Net acreage is the sum of CrossPoint’s fractional interests in gross acreage.
(2) Developed acreage is spaced or assignable to productive wells. Undeveloped acreage is acreage where wells have not been drilled or completed to permit commercial production and that may contain undeveloped proved reserves.

          Many of the leases comprising the undeveloped acreage set forth in the table above will expire at the end of their respective primary terms unless production from the leasehold acreage has been established prior to such date, in which event the lease will remain in effect until the cessation of production. The following table sets forth, as of December 31, 2005, the expiration periods of the gross and net acres that are subject to leases summarized in the above table of undeveloped acreage.

	Undeveloped Acres
	Expiring
	Gross	Net
Four Months Ending:
December 31, 2006	0	0
Twelve Months Ending:
December 31, 2006	0	0
December 31, 2007	30	12.1
December 31, 2008	323	131
December 31, 2009	200	81
December 31, 2010 and later	0	0

          Drilling Results

          The following table sets forth information with respect to net wells completed during the periods indicated by CrossPoint. The information should not be considered indicative of future performance, nor should it be assumed that there is necessarily any correlation between the number of productive wells drilled, quantities of reserves found or economic value. Productive wells are those that product commercial quantities of hydrocarbons, regardless of whether they produce a reasonable rate of return.

	Period from November 2, 2004
	(inception) through December 31,	Period from January 1, 2005
	2004	through June 30, 2006
Development
Productive	0	5
Dry	0	0
Exploratory
Productive	0	2
Dry	0	0
Total	------	------
Productive	0	7
Dry	0	0

          Within its development plan, as of August 1, 2006, CrossPoint has proposed the drilling of 2 gross (1.05 net) new wells.

          Production

          The following table sets forth information regarding CrossPoint’s oil and gas production volumes and average sales price:

	Period from November 2, 2004
	(inception) through December	Year ended
	31, 2004	December 31, 2005
Production Data:
Gas production (Mcf)	0	12,829
Oil production (Bbl)	0	1,069

Average Price:
Gas (per Mcf)	$0	$7.43
Oil (per Bbl)	$0	$57.62

Costs
Lease operating expense	0	$238,349 (1)
Production and other taxes	0	$9,184
(1) Includes $78,511 for workovers

DOC’s Business

          In 1999 DOC entered into an operational business arrangement with Netherland, Sewell & Associates, Inc. (“NSAI”), a leading international petroleum consulting firm. Under such arrangement, DOC may provide certain operational functions in tandem with NSAI’s operational, technical engineering and geological evaluation, for certain NSAI clients.

Background of the Merger

          In late 2005, CrossPoint explored the possibility of taking the company public in an effort to take advantage of strong valuations in the public market at that time and to access equity financing to grow their company, among other possible financing alternatives. The alternative of going public via a reverse merger arose from discussions between Energy Capital Solutions, LP (“ECS”) and CrossPoint’s Board. CrossPoint management and Board undertook the task of familiarizing themselves with the reverse merger process subsequent to initial discussions between ECS and CrossPoint. ECS contacted Bonanza Partners who in turn contacted Grove Street Capital Advisors, Inc. regarding a reverse merger and subsequent meetings and discussions amongst parties ensued. Bonanza, ECS and Grove Street provided guidance on a possible valuation for CrossPoint’s oil and gas interests and

CrossPoint decided to move forward with the reverse merger concept in a parallel path with other alternatives for financing of its oil and gas exploration activities it was pursuing. An engagement letter was signed on November 10, 2005 between CrossPoint Energy, LLC and ECS for ECS to act as CrossPoint’s financial advisor pursuant to a potential reverse merger and equity offering.

          At a meeting with CrossPoint in early 2006, Grove Street and Bonanza suggested CrossPoint pursue a private placement of equity in combination with a merger or acquisition of a U.S. public shell company. Subsequent to this meeting, Grove Street suggested a merger with Electrum, an exploration stage mining company with which CrossPoint had no prior contact. The parties negotiated mutually acceptable agreements regarding a private placement of CrossPoint securities and the merger between CrossPoint and a recently formed, wholly-owned subsidiary of Electrum.

          CrossPoint completed a private placement of approximately $15 million of common equity in June 2006 with ECS’ assistance. The terms of the private placement required CrossPoint to execute a merger agreement with Electrum, register for resale the shares issued in the private placement and apply for a listing on a national stock exchange. On July 7, 2006, the final agreement for the merger was signed with Electrum and the private placement closed, with CrossPoint raising approximately $15 million.

Electrum’s Reasons for the Merger

          Electrum’s Board of Directors has determined that a merger with CrossPoint Energy, LLC is in the best interests of Electrum and its stockholders. In reaching its determination to recommend approval of the Merger, the Board of Directors considered a number of factors, including the following:

  Electrum has no revenues, and upon analysis of the potential opportunity, the Board of Directors decided to merge with CrossPoint because the Board of Directors was of the view that the stockholders would have a better opportunity in the energy business than in the mining business, especially since Electrum has very limited financial resources to exploit its claims whereas CrossPoint has just completed an approximately $15,000,000 equity institutional financing;

  there has been strong oil and gas demand in recent years by developing countries, particularly China and India, that has resulted in robust energy prices. As a result, the oil and gas sector has been attracting growing investor interest, with a number of energy companies recently completing or planning public financings in the United States of America and other financial markets;

  CrossPoint has an experienced, highly regarded management team, which the Board of Directors believes is well suited to pursue a strategy of seeking and developing oil and gas projects; and

  The fact that CrossPoint owns and operates a portfolio of development and exploration projects and seeks to implement a strategy to deploy capital among lower-risk development projects and higher- risk, high-return exploration projects.

          The Board of Directors also considered potential risks relating to the Merger, including the following:

  The fact that the stockholders will have minority ownership following consummation of the Merger;

  A macroeconomic slowdown, particularly in China or India, which would reduce the demand for oil and gas, thereby resulting in reduced prices and the inherent uncertainty in the oil and gas exploration business;

  The risks and costs if the Merger is not completed; and

  The restrictions on the conduct of Electrum’s business prior to completion of the Merger, which may delay or prevent Electrum from exploiting business opportunities in the mining field that may arise pending completion of the Merger.

          In view of the variety of factors considered in connection with its evaluation of the Merger, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given differing 25 weights to different factors. After weighing all of the different factors, the Board of Directors unanimously determined to recommend that the stockholders vote to approve the Merger.

          No consideration was given by the Board of Directors to securing an opinion of an independent investment banker or other financial advisor to the effect that the Merger would be fair, from a financial point of view, to the stockholders in view of the fact that the Board of Directors does not believe that the terms of the Merger give rise to any inherent conflict of interest between executive officers, directors and principal stockholders and non-affiliated stockholders. In this regard, the Board of Directors took note of the fact that its current executive officers, directors and principal stockholders will receive no benefit from the Merger that would not otherwise be available to the stockholders as a whole. In addition, the Board of Directors took note of the fact that no executive officers, directors or principal stockholders are to become salaried employees subsequent to the consummation of the Merger in the merged entity.

Consideration

          At the effective time of the merger, each CrossPoint membership unit issued and outstanding will be canceled and converted into the right to receive on share of Electrum common stock.

          As of July 28, 2006, there were outstanding 3,250,000 shares of Electrum common stock. Prior to the merger, Electrum will enact a reverse stock split, where its outstanding shares of common stock will be combined in such a ratio that there will be 1,372,553 shares of Electrum common stock before the merger.

          At August 14, 2006, there were outstanding 16,451,667 membership units in CrossPoint. After the effective time of the merger, current members in CrossPoint will own 92.3%, in the aggregate, of all of the issued and outstanding shares of Electrum common stock. In addition, after the effective time of the merger, Electrum will issue (i) to current convertible debt holders of CrossPoint, debt convertible into 5,051,667 shares of Electrum common stock, and (ii) to current warrant holders of CrossPoint, warrants exercisable into 2,525,833 shares of Electrum common stock.

Material U.S. Federal Income Tax Consequences

          No ruling or legal opinion has been or will be sought from the Internal Revenue Service as to the United States federal income tax consequences of the merger. Accordingly, there can be no assurances that the Internal Revenue Service will not disagree with or challenge the belief of the management of Electrum that the Merger will be tax-free to the Electrum stockholders..

Dissenters’ Rights of Appraisal

          Holders of Electrum common stock are not entitled to dissenters’ rights of appraisal under Nevada law in connection with the merger.

Regulatory Approvals

          We are not aware of any material governmental or regulatory approval required for completion of the merger, other than compliance with the applicable corporate law of the State of Nevada and the State of Texas.

Interests of Certain Persons in the Merger

          The officers and directors of Electrum have no interest in the merger as such. The principal shareholders, Grove CrossPoint Investments, LLC, Alpine Opportunity Fund, and Christopher Radomski will have their ownership percentages reduced in the same proportion as their stockholdings in Electrum bear to the total share of Electrum common stock outstanding.

RISK FACTORS

          If the merger is consummated, Electrum stockholders will become investors in CrossPoint’s oil and gas exploitation and development business and Electrum will no longer operate or own a business. An investment in CrossPoint’s business involves a high degree of risk. In addition to the other information included in this information statement, you should carefully review the matters described below.

Risks Related to the Merger

Completing the merger will fundamentally change Electrum’s business and will subject us to risks that are entirely different from those Electrum faces currently.

          If the merger is completed, Electrum will then be subject to numerous risks inherent in operating a business in the oil and gas exploitation and development industry, which is the business in which CrossPoint is engaged. Although the Electrum management has considered the risks inherent in CrossPoint’s business, Electrum cannot assure you that its management team has properly assessed all of the significant risks present in CrossPoint’s business. Even if Electrum has properly assessed such risks, some of those risks will be outside of the control of CrossPoint and/or Electrum. For more information about the risks Electrum will face after the closing of the merger, please see “-Risks Following Completion of the Merger” below.

Electrum’s current officers and directors will resign upon consummation of the merger, and CrossPoint’s management, most of the members of which have not previously managed a public company, will then operate Electrum.

          The Electrum executive officers and directors will resign these positions at such time, if ever, that the merger closes. At that time, those directors listed in Action No. 2 – Election of Directors, on page [___] below, will be appointed to the board of directors and the current CrossPoint executive officers will become executive officers of Electrum. While Electrum has reviewed the background and experience of the directors and officers of CrossPoint who will become Electrum’s directors and executive officers following the merger, Electrum cannot assure you that their background and experience will maintain or enhance Electrum’s future operating results.

Risks Following Completion of the Merger

          Reference to “we,” “our,” and “us” in this subsection mean Electrum after the closing of the merger, which will then operate under the name CrossPoint Energy Company.

Reserve estimates depend on many assumptions that may turn out to be inconclusive, subject to varying interpretations, or inaccurate.

          Estimates of natural gas and oil reserves are based upon various assumptions, including assumptions relating to natural gas and oil prices, drilling and operating expenses, availability of equipment, capital expenditures, ownership and title, taxes and the availability of funds. The process of estimating natural gas and oil reserves is complex. It requires interpretations of available geological, geophysical, engineering and economic data for each reservoir. Therefore, these estimates are inherently imprecise. Further, potential for future reserve revisions, either upward or downward, is significantly greater than normal because a high percentage of our reserves are undeveloped.

          Actual natural gas and oil prices, future production, revenues, operating expenses, taxes, development expenditures and quantities of recoverable natural gas reserves will most likely vary from those estimated. Any significant variance could materially affect the estimated quantities and present value of future net revenues at any time. A reduction in natural gas and oil prices, for example, would reduce the value of reserves and reduce the amount of natural gas and oil that could be economically produced, thereby reducing the quantity of reserves. At any time, there might be adjustments of estimates of reserves to reflect production history, results of exploration and development, prevailing natural gas prices and other factors, many of which are beyond our control.

          Undeveloped reserves, by their nature, are less certain. Recovery of undeveloped reserves requires significant capital expenditures, availability of drilling rigs and successful drilling operations. Any reserve data assumes that we will make significant capital expenditures to develop our reserves with available drilling rigs. To the extent that we have prepared estimates of its natural gas and oil reserves and of the costs associated with these reserves in accordance with 27 industry standards, we cannot assure you that the estimated costs are accurate, that development will occur as scheduled or that the actual results will be as estimated. We might not be able to access drilling rigs or raise the capital it needs to develop these reserves.

Market conditions or operation impediments may hinder our access to natural gas and oil markets or delay our production.

          The marketability of our production depends in part upon the availability, proximity and capacity of pipelines, natural gas gathering systems and processing facilities. This dependence is heightened where this infrastructure is less developed. Therefore, if drilling results are positive in certain areas, a new gathering system would need to be built to handle the potential volume of gas produced. We might be required to shut in wells, at least temporarily, for lack of a market or because of the inadequacy or unavailability of transportation facilities. If that were to occur, we would be unable to realize revenue from those wells until arrangements were made to deliver production to market.

          Our ability to produce and market natural gas and oil is affected and also may be harmed by:

  the lack of available drilling rigs;
  the lack of pipeline transmission facilities or carrying capacity;
  government regulation of natural gas and oil production;
  government transportation, tax and energy policies;
  changes in supply and demand; and
  general economic conditions.

We might incur additional debt in order to fund our exploration and development activities, which would continue to reduce our financial flexibility and could have a material adverse effect on our business, financial condition or results of operations.

          If we incur indebtedness, our ability to meet our debt obligations and reduce our level of indebtedness depends on future performance. General economic conditions, availability of drilling rigs, oil and gas prices and financial, business and other factors affect our operations and future performance. Many of these factors are beyond our control. We cannot assure you that we will be able to generate sufficient cash flow to pay the interest on our debt or that future working capital, borrowings or equity financing will be available to pay or refinance such debt. Factors that will affect our ability to raise cash through an offering of our capital stock or a refinancing of our debt include financial market conditions, the value of our assets and performance at the time we need capital. We cannot assure you that we will have sufficient funds to make such payments. If we do not have sufficient funds and are otherwise unable to negotiate renewals of our borrowings or arrange new financing, we might have to sell significant assets. Any such sale could have a material adverse effect on our business and financial results.

Our leases and/or future properties might not produce as anticipated, and we might not be able to determine reserve potential, identify liabilities associated with the properties or obtain protection from sellers against them, which could cause us to incur losses.

          Although we have reviewed and evaluated the leases in a manner consistent with industry practices, this review and evaluation might not necessarily reveal all existing or potential problems. This is also true for any future acquisitions made by us. Inspections may not always be performed on every well, and environmental problems, such as groundwater contamination, are not necessarily observable even when an inspection is undertaken. Even when problems are identified, a seller may be unwilling or unable to provide effective contractual protection against all or part of those problems, and we often assumes environmental and other risks and liabilities in connection with the acquired properties.

We do not plan to insure against all potential operating risks. We might incur substantial losses and be subject to substantial liability claims as a result of our natural gas and oil operations.

          We do not intend to insure against all risks. We intend to maintain insurance against various losses and liabilities arising from operations in accordance with customary industry practices and in amounts that management believes to be prudent. Losses and liabilities arising from uninsured and underinsured events or in amounts in excess of existing insurance coverage could have a material adverse effect on our business, financial condition or results of operations. Our natural gas and oil exploration and development activities will be subject to hazards and risks associated with drilling for, producing and transporting natural gas and oil, and any of these risks can cause substantial losses resulting from:

  environmental hazards, such as uncontrollable flows of natural gas, oil, brine, well fluids, toxic gas or other pollution into the environment, including groundwater and shoreline contamination;
  abnormally pressured formations;
  mechanical difficulties, such as stuck oil field drilling and service tools and casing collapse;
  fires and explosions;
  personal injuries and death;
  regulatory investigations and penalties; and
  natural disasters.

          Any of these risks could have a material adverse effect on our ability to conduct operations or result in substantial losses. We might elect not to obtain insurance if we believe that the cost of available insurance is excessive relative to the risks presented. In addition, pollution and environmental risks generally are not fully insurable. If a significant accident or other event occurs and is not fully covered by insurance, it could have a material adverse effect on our business, financial condition and results of operations.

A substantial or extended decline in natural gas and oil prices may adversely affect our ability to meet our capital expenditure obligations and financial commitments.

          Our revenues, operating results and future rate of growth are substantially dependent upon the prevailing prices of, and demand for, natural gas and oil. Declines in the prices of, or demand for, natural gas and oil may adversely affect our financial condition, liquidity, ability to finance planned capital expenditures and results of operations. Lower natural gas and oil prices may also reduce the amount of natural gas and oil that we can produce economically. Historically, natural gas and oil prices and markets have been volatile, and they are likely to continue to be volatile in the future. A decrease in natural gas or oil prices will not only reduce revenues and profits, but will also reduce the quantities of reserves that are commercially recoverable and may result in charges to earnings for impairment of the value of these assets. If natural gas or oil prices decline significantly for extended periods of time in the future, we might not be able to generate enough cash flow from operations to meet our obligations and make planned capital expenditures. Natural gas and oil prices are subject to wide fluctuations in response to relatively minor changes in the supply of, and demand for, natural gas and oil, market uncertainty and a variety of additional factors that are beyond our control. Among the factors that could cause this fluctuation are:

  changes in supply and demand for natural gas and oil;
  levels of production and other activities of the Organization of Petroleum Exporting Countries, or OPEC, and other natural gas and oil producing nations;
  market expectations about future prices;
  the level of global natural gas and oil exploration, production activity and inventories;
  political conditions, including embargoes, in or affecting other oil producing activity; and
  the price and availability of alternative fuels.

          Lower natural gas and oil prices may not only decrease our revenues on a per unit basis, but also may reduce the amount of natural gas and oil that we can produce economically. A substantial or extended decline in oil or natural gas prices may materially and adversely affect our business, financial condition and results of operations.

Drilling for and producing natural gas and oil are high-risk activities with many uncertainties that could adversely affect our business, financial condition or results of operations.

          Our future success depends on the success of our exploration, development and production activities in the leases. These activities are subject to numerous risks beyond our control, including the risk that we will not find any commercially productive natural gas or oil reservoirs. Our decisions to generate, purchase, explore, develop or otherwise exploit prospects or properties will depend in part on the evaluation of data obtained through geophysical and geological analyses, production data and engineering studies, the results of which are often inconclusive or subject to varying interpretations. The cost of drilling, completing and operating wells is often uncertain before drilling commences. Overruns in budgeted expenditures are common risks that can make a particular project uneconomical. Further, many factors may curtail, delay or prevent drilling operations, including: 29 unexpected drilling conditions;
  pressure or irregularities in geological formations;
  equipment failures or accidents;
  drilling company personnel failures or accidents;
  pipeline and processing interruptions or unavailability;
  title problems;
  adverse weather conditions;
  lack of market demand for natural gas and oil;
  delays imposed by or resulting from compliance with environmental and other regulatory requirements;
  shortages of or delays in the availability of drilling rigs and the delivery of equipment; and
  reductions in natural gas and oil prices.

          Our future drilling activities might not be successful, and drilling success rate overall or within a particular area could decline. We could incur losses by drilling unproductive wells. Although we have identified numerous potential drilling locations, we cannot be sure that we will ever drill them or will produce natural gas or oil from them or from any other potential drilling locations. Shut-in wells, curtailed production and other production interruptions may negatively impact our business and result in decreased revenues.

Competition in the oil and gas industry is intense, and many of our competitors have greater financial, technological and other resources than we do, which may adversely affect our ability to compete.

          We operate in the highly competitive areas of oil and gas exploration, development and acquisition with a substantial number of other companies. We face intense competition from independent, technology-driven companies as well as from both major and other independent oil and gas companies in each of the following areas:

  seeking oil and gas exploration licenses and production licenses;
  acquiring desirable producing properties or new leases for future exploration;
  marketing natural gas and oil production;
  integrating new technologies; and
  acquiring the equipment and expertise necessary to develop and operate properties.

          Many of our competitors have substantially greater financial, managerial, technological and other resources. These companies might be able to pay more for exploratory prospects and productive oil and gas properties and may be able to define, evaluate, bid for and purchase a greater number of properties and prospects than our financial or human resources permit. To the extent competitors are able to pay more for properties than we are able to afford, we will be at a competitive disadvantage. Further, many competitors may enjoy technological advantages and may be able to implement new technologies more rapidly. Our ability to explore for natural gas and oil prospects and to acquire additional properties in the future will depend upon its ability to successfully conduct operations, implement advanced technologies, evaluate and select suitable properties and consummate transactions in this highly competitive environment.

Shortages of rigs, equipment, supplies and personnel could delay or otherwise adversely affect our cost of operations or our ability to operate according to our business plans.

          If drilling activity increases in the United States generally, shortage of drilling and completion rigs, field equipment and qualified personnel could develop. From time to time, these costs have sharply increased in various areas around the world and could do so again. The demand for and wage rates of qualified drilling rig crews generally rise in response to the increasing number of active rigs in service and could increase sharply in the event of a shortage. Shortages of drilling and completion rigs, field equipment or qualified personnel could delay, restrict or curtail our exploration and development operations, which could in turn harm its operating results.

To the extent that we establish natural gas and oil reserves, we will be required to replace, maintain or expand our natural gas and oil reserves in order to prevent our reserves and production from declining, which would adversely affect cash flows and income.

          In general, production from natural gas and oil properties declines over time as reserves are depleted, with the rate of decline depending on reservoir characteristics. If we establish reserves, of which there is no assurance, and are not successful in our subsequent exploration and development activities or in subsequently acquiring properties containing proved reserves, our proved reserves will decline as reserves are produced. Our future natural gas and oil production is highly dependent upon our ability to economically find, develop or acquire reserves in commercial quantities.

          To the extent cash flow from operations is reduced, either by a decrease in prevailing prices for natural gas and oil or an increase in finding and development costs, and external sources of capital become limited or unavailable, our ability to make the necessary capital investment to maintain or expand our asset base of natural gas and oil reserves would be impaired. Even with sufficient available capital, our future exploration and development activities may not result in additional proved reserves, and we might not be able to drill productive wells at acceptable costs.

THE MERGER AGREEMENT

          The summary of the material terms of the merger set forth in this section and elsewhere in this information statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this information statement as Annex A, which Electrum incorporates by reference into this document. This following summary may not contain all of the information about the merger that is important to you. Electrum encourages you to read carefully the merger agreement in its entirety because it, not this information statement, is the legal document that governs the merger.

          This information statement contains a description of representations and warranties made in the merger agreement. Representations and warranties are also set forth in contracts and other documents, including the merger agreement, that are attached or provided as annexes to this information statement or are incorporated by reference into this document. These representations and warranties were made only for the purposes of such contracts or other documents and solely for the benefit of the parties to such contracts or other documents as of specific dates, may be subject to important limitations and qualifications agreed to by the contracting parties (including Electrum), and may not be complete. Furthermore, these representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this information statement. Accordingly, you should not rely upon the descriptions of representations and warranties contained in this information statement or the actual representations and warranties contained in such contracts and documents, including the merger agreement, as statements of factual information.

Merger Consideration

          In the merger, holders of membership units in CrossPoint will receive one share of Electrum common stock for each membership unit that they own in CrossPoint immediately before the effective time of the merger. In the merger agreement, this consideration is called the merger consideration. This exchange ratio will not be adjusted in case of changes in the outstanding shares of Electrum common stock, or outstanding membership units in CrossPoint, between the date of the merger agreement and the effective time of the merger.

          In addition to the shares of Electrum common stock issued in exchange for the outstanding CrossPoint membership interests, on the closing date of the merger Electrum will issue to D.B. Zwirn Special Opportunities Fund, L.P. and Drawbridge Special Opportunities Fund LP certificates representing 1,056,797 and 1,056,797 shares of Electrum common stock, respectively, in exchange for each of these entities terminating participation agreements that they have entered into with CrossPoint.

          Finally, at the effective time of the merger, Electrum will issue replacement notes and warrants, with substantially identical terms, to the holders of the CrossPoint notes and warrants described in “- Securities Purchase Agreement” on page [___] below.

Effective Time of the Merger

          The merger will become effective when we file the articles of merger with the Secretary of State of the State of Nevada. We will file the articles of merger as soon as practicable after the satisfaction or, where permissible, waiver of the closing conditions in the merger agreement, which are described below.

Board of Directors and Officers of Each Entity After the Merger

          Merger Sub: At the effective time of the merger, Electrum has agreed to appoint the following individuals to be the directors of Merger Sub: John A. Bailey, David C. Bradshaw, Daniel F. Collins, and Jeffrey A. Krakos. Each of these individuals will be directors of Merger Sub until their respective successors are duly elected or appointed and qualified.

          In addition, Electrum has agreed to appoint the following people to be officers of Merger Sub upon the completion of the merger:

Daniel F. Collins	President and Chief Executive Officer

Jeffrey A. Krakos	Executive Vice President

Margaret R. Coughlin	Controller and Secretary

Organizational Documents

          The merger agreement states that, upon the closing of the merger, the articles of incorporation of Electrum shall be amended and restated to read as set forth in Annex F attached hereto, and the bylaws of Electrum shall be amended and restated to read as set forth in Annex H attached hereto.

Conditions to the Completion of the Merger

          Each party’s obligation to effect the merger is subject to the satisfaction or waiver of various conditions which include, in addition to other customary closing conditions, the following conditions.

Conditions to CrossPoint’s Obligation

  the representations and warranties of Electrum and Merger Sub set forth in the merger agreement are true and correct in all respects as of the date of the merger agreement and as of the closing date (except to the extent expressly made as of a particular date, in which case as of that date);

  Electrum and Merger Sub have performed in all material respects all obligations required to be performed by each of them, respectively, under the merger agreement on or before the closing date of the merger;

  each governmental authorization and consent identified in the merger agreement that is required to be obtained prior to the closing date of the merger has been obtained;

  no law, order, or judgment that could prohibit, delay or otherwise interfere with the consummation of the transactions contemplated by the merger agreement, cause any of the transactions contemplated by the merger agreement to be rescinded following consummation, affect adversely the right of Electrum to control Merger Sub after the closing date of the merger, or affect adversely the right of Electrum or its subsidiaries to own their respective assets and to operate their respective businesses is in effect;

  all notice and waiting periods applicable to the merger have run and expired;

  CrossPoint has received a copy of an executed claim transfer agreement transferring all mining claims then held by Electrum to Douglas Scheving;

  CrossPoint has received a copy of an executed release agreement, dated as of the closing date of the merger, releasing any and all obligations of Electrum to Lloyd Dedemus with respect to any and all advances made to Electrum or other indebtedness owed to Mr. Dedemus, including the $27,000 advanced by Mr. Dedemus to Electrum pursuant to an oral agreement prior to the closing date of the merger.

  the current assets of Electrum and Merger Sub arising in the ordinary course of business minus the current liabilities Electrum and Merger Sub, in each case calculated in accordance with generally accepted accounting principles for financial reporting in the United States, is not less than zero dollars.

Conditions to Electrum’s and Merger Sub’s Obligation

  the representations and warranties of CrossPoint set forth in the merger agreement are true and correct in all respects as of the date of the merger agreement and as of the closing date (except to the extent expressly made as of a particular date, in which case as of that date);

  CrossPoint has performed in all material respects all obligations required to be performed by it under the merger agreement on or before the closing date of the merger;

  no law, order, or judgment that would prohibit or make illegal the consummation of any of the transactions contemplated by the merger agreement is in effect;

  no law, order, or judgment that could prohibit, delay or otherwise interfere with the consummation of the transactions contemplated by the merger agreement, cause any of the transactions contemplated by the merger agreement to be rescinded following consummation, affect adversely the right of Electrum to control Merger Sub after the closing date of the merger, or affect adversely the right of Electrum or its subsidiaries to own their respective assets and to operate their respective businesses is in effect;

  all notice and waiting periods applicable to the merger have run and expired;

  CrossPoint will have obtained not less than $15,000,000 through a private placement of CrossPoint membership units, warrants and notes; and

  at the effective time of the merger, the common stock in Electrum then held by the stockholders of Electrum will represent 6.0% of the then outstanding shares of Electrum common stock immediately after the merger, including those shares of common stock issuable upon the convertible debt discussed in this information statement.

No Solicitation

          The merger agreement provides that, from the date of the merger agreement until the effective time of the merger or, if earlier, the termination of the merger agreement in accordance with its terms, we will not, nor will we permit any of our affiliates, directors, officers, employees, agents, consultants and other advisors and representatives to directly or indirectly:

  solicit, initiate or encourage any inquiry or the making of any proposal or offer;

  enter into, continue or otherwise participate in any discussions or negotiations, or enter into any contract; or

  furnish to any person any non-public information or grant any person access to its properties, books, contracts, personnel and records for the purpose of encouraging or facilitating any proposal, offer, discussions or negotiations;

          in each case regarding any business combination transaction involving Electrum or Merger Sub or any other transaction to acquire all or any material part of the capital stock, business, properties or intellectual property of Electrum or Merger Sub.

          In addition, we agreed to immediately cease and cause to be terminated any current negotiations, discussion or contracts (other than with CrossPoint) that related to the items listed above.

Termination

          The merger agreement may be terminated and the merger may be abandoned at any time before the effective time of the merger:

  by mutual consent of CrossPoint and Electrum;

  by CrossPoint if there has been a breach of any of Electrum’s representations, warranties or covenants contained in the merger agreement, and which breach has not been cured or cannot be cured within 30 days after the notice of the breach from CrossPoint;

  by Electrum if there has been a breach of any of CrossPoint’s representations, warranties or covenants contained in the merger agreement, and which breach has not been cured or cannot be cured within 30 days after the notice of breach from Electrum;

  by either CrossPoint or Electrum if any governmental authority of competent jurisdiction has issued a nonappealable final judgment or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the merger agreement;

  by CrossPoint if the closing of the merger has not occurred (other than through the failure of CrossPoint to comply fully with its obligations under the merger agreement) within 120 days of the date of the merger agreement, or as extended as provided by the merger agreement; or

  by Electrum if the closing of the merger has not occurred (other than through the failure of either Electrum or any of our subsidiaries to comply fully with its obligations under the merger agreement) within 120 days of the date of the merger agreement, or as extended as provided by the merger agreement.

Expenses

          In the merger agreement, the parties agreement to bear their own direct and indirect expenses incurred in connection with the preparation and negotiation of the merger agreement and the consummation of the merger, whether or not the merger is consummated.

Reverse Stock Split

          In the merger agreement, we have agreed that prior to the closing of the merger we will cause our outstanding shares to be combined in such a ratio that there are 1,372,553 shares of Electrum common stock outstanding immediately before the effective time of the merger.

Conduction of Business Pending the Merger

          The merger agreement contains certain covenants of the parties regarding the conduct of their respective businesses pending the consummation of the merger. During the period between signing of the merger agreement and the closing of the merger, Electrum will, and will cause each of its subsidiaries to:

  conduct its business only in the ordinary course of business;

  use its commercially reasonable efforts to maintain and preserve its business organization;

  keep available the services of its current officers, employees, consultants, agents and advisors, and preserve its business relationships with customers, strategic partners, suppliers, distributors, landlords, creditors and others having business dealings with it;

  maintain its properties and assets in good operating condition and repair, subject only to ordinary wear and tear; and

  to the extent requested by CrossPoint, otherwise report periodically to CrossPoint concerning the status of its business, operations and finances.

          In addition, we have agreed that, during the period between signing of the merger agreement and the closing of the merger, neither we nor any of our subsidiaries will:

  declare, set aside or pay any dividend or other distribution (whether in cash, securities or other property) in respect of its capital stock (other than dividends and distributions between Electrum and Merger Sub);

  other than the reverse stock split discussed in this information statement, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities;

  purchase, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any options, warrants or other rights to acquire any such shares or securities;

  amend its certificate of incorporation or bylaws or other comparable charter or organizational documents;

  change its authorized or issued capital stock, or issuance, sale, grant, repurchase, redemption, pledge or other disposition of or encumbrance on any shares of its capital stock or other voting securities or any securities convertible, exchangeable or redeemable for, or any options, warrants or other rights to acquire, any such securities other than the grant and exercise of options;

  incur any indebtedness for borrowed money or guarantee of any such indebtedness of another part;

  issue, sell, or amend any of its debt securities or warrants or other rights to acquire any of its debt securities;

  make any loans, advances or capital contributions to, or investment in, any other person, other than between Electrum and Merger Sub;

  acquire (i) by merger or consolidation with, or by purchase of all or a substantial portion of the assets or any stock of, or by any other manner, any business or person or (ii) any assets that are material to any of Electrum or its subsidiaries individually or in the aggregate;

  incur any damage to, or destruction or loss of, any of its assets or properties with an aggregate value to any of Electrum or its subsidiaries in excess of $5,000, whether or not covered by insurance;

  enter into, modify, accelerate, cancel or terminate any contract (or series of related contracts) which involves a total remaining commitment by or to any of Electrum or its subsidiaries of at least $5,000 or otherwise outside the ordinary course of business;

  adopt, enter into, terminate or amend any employment, severance, collective bargaining agreement or similar contract;

  increase the compensation or fringe benefits of, or payment of any bonus to, any director, officer, employee or consultant or other independent contractor, or amend or accelerate the payment, right of payment or vesting of any compensation or benefits;

  grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan;

  cancel, compromise, release or waive any claims or rights (or series of related claims or rights) with a value exceeding $5,000 or otherwise outside the ordinary course of business;

  change any accounting principles, methods or practices or investment practices, including any changes as were necessary to conform with the generally accepted accounting principles for financial reporting in the United States;

  materially accelerate or delay the payment of any accounts payable or other liabilities or in the collection of notes or accounts receivable; or

  without the express consent of CrossPoint, issue any press releases regarding CrossPoint or the merger.

Certain Other Covenants

          The merger agreement contains additional mutual covenants, including covenants relating to (i) prompt action to do all things necessary, proper, and advisable to consummate the merger, (ii) prompt notice to the other party upon the occurrence, or non-occurrence, of an event that would that would reasonably cause a representation or warranty in the merger agreement to be untrue or inaccurate in any material respect; and (iii) prompt notice to the other party upon the failure to comply with or satisfy in any material respect any covenant, condition or agreement in the merger agreement.

Representations and Warranties

          The parties to the merger agreement have made certain customary representations and warranties relating to their respective companies, subsidiaries, businesses and matters related to the merger. For detailed information concerning these representations and warranties, reference is made to Article IV and Article V of the merger agreement included as Annex A hereto. Such representations and warranties generally must remain accurate through the completion of the merger. These representations and warranties relate to, among other things:

  corporate organization and similar corporate matters;

  authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of governmental authorities relating to, the merger agreement and related matters;

  the capital structure of Electrum and Merger Sub;

  documents filed by Electrum with the Securities and Exchange Commission, and the accuracy of information contained in those documents;

  financial statements of Electrum and the absence of undisclosed liabilities of Electrum;

  compliance with applicable laws and material contracts of Electrum;

  title to assets and intellectual property of Electrum;

  filing of tax returns and payment of taxes by Electrum;

  matters relating to the Employee Retirement Income Security Act for Electrum and other employment and benefit plan matters;

  governmental regulatory matters concerning Electrum;

  outstanding and pending material litigation and legal proceedings of Electrum; and

  insurance policies held by Electrum.

ADDITIONAL AGREEMENTS WITH CROSSPOINT

Securities Purchase Agreement

          On June 30, 2006, CrossPoint entered into a securities purchase agreement, a copy of which is attached to this information statement as Annex B, with certain purchasers set forth therein (the “Purchasers”) pursuant to which CrossPoint agreed to sell, and the Purchasers agreed to purchase, not less than $15,000,000 and up to $22,000,000 of membership units in CrossPoint (the “Purchased Units”), warrants to purchase membership units in CrossPoint (the “Warrants”), and notes in a principal amount of $1.75 (the “Notes”). For every $3.00 paid to CrossPoint by a Purchaser, CrossPoint issued to that Purchaser one Purchased Unit, one Warrant to purchase 0.25 membership units in CrossPoint, with an exercise price of $1.95, and one Note. The Notes have a maturity date of June 30, 2009, and interest accrues at the rate of 8% per annum.

          In addition to standard closing conditions of the obligations of each of the parties under the securities purchase agreement, the Purchasers obligations are conditioned on CrossPoint, Electrum, and Merger Sub entering into a merger agreement under which CrossPoint will be merged with and into Merger Sub. As a condition in the merger agreement, Electrum has agreed to assume all obligations of CrossPoint under the securities purchase agreement, and, as described above, upon the completion of the merger to issue to the Purchasers notes and warrants that are obligations of Electrum in exchange for the Notes and Warrants. In addition, Electrum also represented to the Purchasers that the Purchasers will own, in the aggregate, a specific percentage of the fully diluted capital stock of Electrum immediately following the merger.

          To assist CrossPoint in the securities purchase agreement, CrossPoint engaged Energy Capital Solutions, LP. As fees for its services, CrossPoint was to pay Energy Capital Solutions, LP $1,050,000. Energy Capital Solutions, LP and CrossPoint subsequently agreed to credit the amount of fees payable by CrossPoint against the total amount due ($1,081,000) to CrossPoint by ECS Capital Management, LP, an affiliate of Energy Capital Solutions, LP, under the securities purchase agreement.

Warrants

          The warrants acquired by the Purchasers under the securities purchase agreement are each exercisable into 0.25 membership units in CrossPoint, with an exercise price per membership unit of $1.95, subject to adjustment for stock splits, stock dividends, subsequent equity sales at a lower price per share than the exercise price of the warrant, and other similar transactions). Each warrant expires five years from the issuance date (June 30, 2011). Electrum has agreed to assume all of CrossPoint’s obligations under these warrants, and will issue replacement warrants in exchange for each of these outstanding warrants, with the same terms and conditions, upon the consummation of the merger of CrossPoint and Merger Sub.

          The warrants provide that in the event that at any time after the one year anniversary of the date of issuance of that warrant there is no effective registration statement on file covering the resale of the common stock underlying that warrant, the holder of the warrant may exercise that warrant by means of a “cashless exercise.” In addition, each warrant allows Electrum (assuming the completion of the merger and the issuance of replacement warrants) to call for cancellation all, or any part of, the warrants if, after one year and 180 days after a registration statement covering the resale of the common stock underlying the warrants is effective, the volume weighted average price for 20 out of 30 consecutive trading days exceeds $3.00 (subject to adjustment for stock splits, stock dividends and similar transactions) and the daily dollar trading for that period exceeds $100,000 per trading day.

Convertible Notes

          Each convertible note acquired by the Purchasers under the securities purchase agreement accrues interest at a rate of 8% per annum, and has a maturity date of June 30, 2009. The conversion price for each convertible note is $1.75, subject to adjustment for stock splits, stock dividends, subsequent equity sales at a lower price per share than the conversion price, and other similar transactions. Electrum has agreed to assume all obligations of CrossPoint under the convertible notes, and will issue replacement notes in exchange for each outstanding convertible note, with the same terms and conditions, upon the consummation of the merger of CrossPoint and Merger Sub.

          The interest payable on each convertible note is payable (i) on the third business day after December 31, 2006 and (ii) thereafter on the third business day after the last day of each calendar quarter. During the period beginning on the consummation of the merger between CrossPoint and Merger Sub, and ending on the third business day after December 31, 2007, Electrum may pay the interest on the convertible note in the form of shares of common stock. In addition, at any time prior to the maturity date of each convertible note and so long as Electrum has on file an effective registration statement covering the resale of the shares of common stock underlying the convertible note, Electrum may prepay the convertible note, in whole and not in part, by payment of 110% of the principal amount then outstanding.

          Each convertible note also requires its mandatory conversion into shares of common stock after the first trading day following (i) the date that the closing price for one share of common stock equals or exceeds $2.25 per share for 20 consecutive trading days during which an aggregate of not less than 1,000,000 shares were traded, and (ii) the resale of the shares of common stock underlying the convertible note is covered by an effective registration statement.

          Each of the following items are considered events of default under the convertible notes, upon the occurrence of which a holder may either declare all of the outstanding principal and accrued and unpaid interest due and payable, or pursue any other remedies entitled to the holder at law or in equity:

  Electrum defaults in the payment of the principal or interest which that principal or interest becomes due and payable;
  Electrum fails to pay, to perform or to observe any obligation, agreement, covenant, term or condition contained in the convertible note, and such failure is not cured within 30 days after notice of the event;
  Electrum declares bankruptcy or voluntarily agrees to the filing of any bankruptcy, arrangement or reorganization petition, Electrum admits in writing of its inability to pay debts generally as they become due, a receiver is appointed for all or a material part of Electrum’s assets, or the filing of any involuntary petition to reorganize or liquidate Electrum, which petition is not dismissed or stayed within 30 days;
  The amount of senior debt outstanding by Electrum exceeds the greater of (i) $12,000,000 or (ii) an amount equal to 3.5 times the annualized earnings before interest, taxes, depreciation, amortization and exploration expenses of Electrum for the most recently completed calendar quarter.; and
  Electrum issues any new class of security or debt that is senior to the convertible notes with respect to repayment without the written consent, other than certain senior debt and purchase money indebtedness secured only by the asset purchased.

Registration Rights Agreement

          In connection with the securities purchase agreement discussed above, Electrum has agreed to enter into a registration rights agreement with the Purchasers at the closing of the merger, a copy of which is attached to this information statement as Annex C. Under this agreement, Electrum has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the shares of Electrum common stock the Purchasers receive in exchange for the Purchased Units in the merger, as well as those shares of Electrum common stock that the Purchasers may receive by exercising the warrants they will receive in exchange for the Warrants issued by CrossPoint. Electrum will be required to file this registration statement no later than the 30th calendar day following the effective date of the merger. Electrum is required to use its best efforts to cause the registration statement to be declared effective as promptly as possible after the filing of the registration statement, but in any event prior to the 90th calendar day following the closing of the merger.

          In addition, if at any time after the merger the resale of the shares of Electrum common stock mentioned above as being held by the Purchasers are not covered by a registration statement, Electrum has agreed to file a registration statement covering that resale no later than the 30th calendar day after Electrum first knows, or reasonably should have known, that this resale was not covered under a registration statement. Electrum is required to use its best efforts to cause this registration statement to be declared effective as promptly as possible, but in any event prior to the 90th calendar day following the date Electrum first knows, or reasonably should have known, that the resale was not covered under a registration statement.

          Under the terms of the registration rights agreement, Electrum is required to pay each of the Purchasers an amount in cash equal to 2% of the aggregate purchase price paid by that Purchaser under the securities purchase agreement discussed above, up to a maximum of 24% of the aggregate purchase price paid by the Purchasers under the securities purchase agreement, if any one of the following events occurs:

  a registration statement is not filed or declared effective by the dates required under the registration rights agreement;

  Electrum fails to file a request for acceleration with the Securities and Exchange Commission within five trading days of the date Electrum is notified that a registration statement will not be “reviewed” or is not subject to further review by the Securities and Exchange Commission;

  Electrum fails to respond in writing to comments made by the Securities and Exchange Commission on a registration statement within 21 calendar days after Electrum receives those comments;

Electrum fails to keep a registration statement required under the registration rights agreement continuously effective, or the Purchasers are not able to resell under a registration statement for more than 15 consecutive calendar days or more than an aggregate of 20 calendar days during any 12-month period.

ACTION NO. 1
NAME CHANGE

          Pursuant to a written consent effective as of July 7, 2006, the Majority Stockholder voted to, upon consummation of the Merger, change our name from “Electrum Mining Limited” to “CrossPoint Energy Company” (the “Name Change”). This name change was approved by our Board of Directors on the same date. The Company believes that the new name will more accurately reflect our current business activities and will promote public recognition and more accurately reflect our products and business focus. The change in our name will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the state of Nevada.

ACTION NO. 2
ELECTION OF DIRECTORS

          Pursuant to a written consent effective July 7, 2006, the Majority Stockholder voted to, upon consummation of the Merger, elect John A. Bailey, David C. Bradshaw, Daniel F. Collins, and Jeffrey A. Krakos to serve as directors of Electrum.

          Please refer to the Section titled “Directors and Executive Officers” on page [___] for a description of the new directors.

ACTION NO. 3
2006 EQUITY INCENTIVE PLAN

          Pursuant to a written consent effective as of July 7, 2006, the Majority Stockholder voted to, upon consummation of the Merger, approve the adoption of the 2006 Equity Incentive Plan (the “Plan”) by Electrum.

          The following is a summary of the Plan and its operation. The summary is not a complete description of all of the Plan’s provisions and is qualified in its entirety by reference to the Plan, a copy of which is attached as Annex D. Our board of directors has been authorized to complete or abandon the adoption of the Plan in its discretion. The adoption of the Plan will only be affected if our board of directors deems it to be in our best interests with respect to the closing of the Merger.

          Purpose of the Plan. The purpose of the Plan is to foster and promote long-term financial success of Electrum and its subsidiaries, and thereby increase stockholder value. The Plan provides for the award of equity incentives to those employees, directors, or officers of, or key advisors or consultants to, Electrum or any of its subsidiaries who are responsible for or contribute to the management, growth or success of Electrum and its subsidiaries.

          Administration of the Plan. The compensation committee of the board of directors of Electrum, or another committee as may be appointed by the board of directors of Electrum, will administer the Plan. If there is no committee appointed to administer the Plan, the whole board of directors will administer the Plan. As long as Electrum has shares of common stock registered with the Securities and Exchange Commission, the committee administering the Plan have consist of two or more non-employee directors of Electrum.

          The committee has the authority to interpret the provisions of the Plan and to decide all questions of fact arising in the application of the Plan. Except as otherwise provided in the terms of the Plan, the committee has the power to select the participants to be granted awards; to determine whether and to what extent awards should be made; to determine what type of awards will be granted; and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of awards, including the time and conditions of exercise or vesting.

           Shares Subject to the Plan. Electrum will reserve 3,564,844 shares of common stock for the granting of awards under the Plan. The maximum number of shares that may be issued upon the exercise of incentive stock options granted under the Plan may not exceed the limits under Internal Revenue Service Code Section 422.

          Adjustment of Shares. The number of shares available under and subject to the Plan, and each share reserved for issuance under the plan, are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in Electrum’s common stock. Any shares of Electrum common stock related to awards that terminate by expiration, forfeiture, cancellation or otherwise will be available again for grant under the Plan.

          Eligibility to Receive Awards. An award may be granted under the Plan to any employee, director, or officer of, or key advisor or consultant to, Electrum or any of its subsidiaries who is responsible for or contributes to the management, growth or success of Electrum or any subsidiary. The committee has the sole authority to select the persons to whom an award is granted.

          Types of Awards. The committee may elect to grant any one or more of the following awards under the Plan:

  incentive stock options;
  non-qualified stock options;
  stock appreciation rights;
  restricted stock awards;
  stock bonus awards; or
  other stock-based awards.

          Pricing of Options. The committee determines the exercise price for each option, but may not be less than 110% of the fair market value of Electrum common stock on the date of grant if the option is an incentive stock option, or less than 100% of the fair market value of Electrum common stock on the date of grant if the option is a non-qualified stock option. Notwithstanding the foregoing, Electrum may, in exchange for options for CrossPoint membership interests outstanding immediately prior to the merger with CrossPoint, issue options with an exercise price less than 100% of the fair market value of Electrum common stock on the date of grant.

          Exercise of Options. Each option award will state the period of time a stock option may be exercised, and that period of time will be determined by the committee but may not be more than ten years from the date of grant. The committee may permit an option holder to exercise an option by payment of the exercise price in cash or by check, bank, draft or money order payable to the order of Electrum, by delivering mature shares of common stock having a fair market value on the date of payment equal to the amount of the exercise price, or by delivery of an executed irrevocable option exercise form together with irrevocable instructions from the option holder to a broker or dealer to sell certain of the shares of common stock purchased upon the exercise of the option and promptly deliver to Electrum the amount of sale proceeds necessary to pay the exercise price of the option (plus any tax withhold obligations). The committee has the power to permit the acceleration of the term of a stock option exercise, as the committee deems appropriate.

          Termination of Service. If an option holder’s service with either Electrum or any of its subsidiaries is terminated by reason other than death or disability, any rights that the option holder may have under any option grant will immediately terminate; provided however that the option holder will have the right to exercise the option, to the extent that the option was exercisable at the time of the termination of the option holder’s service, until the earlier of the date that is three months after the date of the termination of the option holder’s service (or another date determined by the committee) or the expiration of the term of the option. If the option holder’s service with either Electrum or any of its subsidiaries is terminated by reason of death or disability, the option holder or his or her successor shall be fully vested in the option and will have the right to exercise the option within the next twelve months following the death or disability, or within any other period as determined by the committee, but not later than the expiration of the term of the option.

          Incentive Stock Options. No incentive stock option may be granted to any employee if, at the time of the grant, the employee owns more than 10% of the combined voting power of all classes of stock in Electrum, unless at the time of the grant the exercise price is at least 110% of the fair market value of Electrum common stock on the date of grant and the incentive stock option is not exercisable after the expiration of five years from the date of grant. In addition, to the extent that the aggregate fair market value of the common stock underlying incentive stock options granted to any one person exceeds $100,000 in any calendar year, the excess option will be treated as non-qualified stock options.

          Conversion of Director Fees. The board of directors of Electrum may permit any director that is not employed by Electrum, any of its subsidiaries, or any company that owns more than 50% of the stock of Electrum, to receive all or a portion of his or her annual retainer fee, any fees for attending meetings of the board of directors or committees of the board of directors, committee chairmanship fees or any other fees payable to that director in the form of a stock option. The terms and conditions of such a stock option, including the method for converting the fees into a stock option and the vesting schedule, if any, will be determined by the board of directors of Electrum.

          Stock Appreciation Rights. Stock appreciation rights granted under the Plan entitle an award holder to receive an amount equal to the increase in the fair market value of shares of Electrum common stock. The committee shall determine the term of each stock appreciation right, but the term may not be for longer than ten years from the date of grant. The committee may permit an acceleration of previously established exercise terms, as the committee deems appropriate. The rights of a holder of stock appreciation rights in the event of the termination of that holder’s service with Electrum are the same as holders of stock options.

          Restricted Stock. The committee may grant a participant a number of shares of restricted stock as determined by the committee in its sole discretion. In addition to any vesting conditions determined by the committee, and except as otherwise provided in a written award agreement, if the holder’s service with Electrum or its subsidiaries terminates for any reason, other than for death or disability, any rights the holder has in the restricted stock award that remain subject to restrictions will immediately terminate. Unless otherwise provided in the written award agreement, if a holder’s service terminates by reason of death or disability, all remaining shares of restricted stock shall no longer be subject to any unlapsed restrictions.

          Loans. The committee may provide for loans to persons in connection will all or any part of an award under the Plan. Any loan made must be evidenced by a loan agreement, promissory note or other instrument, and each loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

          Nontransferability. No award under the Plan is assignable or transferable by a holder of the award except by will, by the laws of descent and distribution and by any other means as the committee may approve from time to time. All awards may be exercised, during an award holder’s lifetime, only by the award holder. However, with the committee’s approval, an award holder may transfer a non-qualified stock option for no consideration to or for the benefit of the holder’s immediate family.

          Amendment and Termination. The Electrum board of directors may terminate or amend the Plan at any time without stockholder approval, unless stockholder approval is required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, applicable stock exchange or quotation system rules, applicable Internal Revenue Code provisions, or other applicable laws or regulations. No amendment or termination may affect an award in any material adverse may without the consent of the award recipient.

          Change of Control. In the event of a change of control of Electrum, each award holder will have the rights set forth in his or her individual award agreement or such other rights as may be determined by the incumbent board of directors, in its sole discretion, prior to the change of control.

          New Plan. Because the Plan is a new benefit plan, no current executive officers, directors, employees, or other individuals currently have awards granted under the Plan. In addition, because awards under the Plan are discretionary, future awards, or awards that would have been granted historically if the Plan had been previously adopted, are generally not determinable at this time.

ACTION NO. 4
AMENDMENT OF THE ARTICLES OF INCORPORATION

          In addition to the Name Change, which is discussed above, pursuant to a written consent effective as of July 7, 2006, the Majority Stockholder voted to, upon consummation of the Merger, approve the amendment and restatement of our Articles of Incorporation to the form attached to this information statement as Annex F. Our currently Articles of Incorporation are attached to this information statement as Annex E. The changes will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the state of Nevada.

          The following is a summary of the changes, in addition to the Name Change, that result from the adoption of our Amended and Restated Articles of Incorporation. The summary is not a complete description of all of the provisions of the Amended and Restated Articles of Incorporation and is qualified in its entirety by reference to the current Articles of Incorporation, which are attached as Annex E, as well as the Amended and Restated Articles of Incorporation, a copy of which is attached as Annex F.

Preferred Stock

          Our current Articles of Incorporation provided for the authorization of up to 100,000,000 shares of one class of securities, common stock, par value $0.00001 per share. The Amended and Restated Articles of Incorporation provide for the same number of authorized securities, 100,000,000, however the Amended and Restated Articles of Incorporation provide that the total number of authorized securities shall consist of 75,000,000 shares of common stock, and 25,000,000 shares of preferred stock. The Amended and Restated Articles of Incorporation provide that Electrum’s board of directors is authorized, subject to any limitation prescribed by law, to establish the designation, powers, preferences and rights of the shares of each series of preferred stock, as well as any qualifications, limitation or restrictions thereof.

Actions Without Meetings

          The Amended and Restated Articles of Incorporation provides that any action required or permitted to be taken by the stockholders of Electrum must be effected at a duly called annual or special meeting of stockholders of Electrum and may not be effected by any consent in writing by such stockholders.

Board of Directors

          Our current Articles of Incorporation are silent as to the total number of directors required to be on Electrum’s board of directors. The Amended and Restated Articles of Incorporation provide that the board of directors of Electrum shall consist of at least one (1) individual who shall be elected in such manner as shall be provided in the bylaws of the corporation. The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of Electrum.

ACTION NO. 5
REVERSE STOCK SPLIT

          Pursuant to a written consent effective as of July 7, 2006, the Majority Stockholder voted to, prior to the consummation of the Merger, effect a reverse stock split such that, upon effectiveness of the reverse stock split, for every 2.368 shares of Common Stock held by a stockholder, that stockholder would receive one share of Common Stock. Upon completion of the stock split the Company will have 1,372,553 shares of Common Stock outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

          As of the close of business on July 28, 2006, there were 3,250,000 shares of common stock outstanding. The shares of common stock are the only class of voting securities of the Company outstanding, and each stockholder is entitled to one vote for each share owned. Because a majority of the stockholders voted in favor of the Actions, the Actions have been approved, and no proxies are being solicited. The Actions will not be effected until at least twenty days after the mailing of this information statement to all stockholders of record.

          The following tables set forth information regarding the beneficial ownership of our common stock as of July 27, 2006 (prior to the reverse stock split discussed elsewhere in this information statement), as well as beneficial ownership information if the merger with CrossPoint is consummated, as to:

  Each of the named executive officers of Electrum;
  Each director of Electrum, including those appointed to become directors upon the consummation of the Merger;
  all directors and executive officers as a group; and
  Each person who is known by us to own beneficially more than 5% of our outstanding common stock.

			Amount of
		% of Electrum	Membership
	Amount of Shares	Outstanding	Interests in	% to be Owned
	in Electrum at	Common Stock	CrossPoint at	After the Merger
Name	June 27, 2006	at June 27, 2006	June 27, 2006

Douglas Scheving,	5,000	*	0	*
President, Director
808 Nelson Street
Suite 2103
Vancouver, B.C. Canada V6Z2H2

Grove Crosspoint Investments, LLC	1,885,000	58%	0	4.5%
& Peter Geddes
P.O. Box 5303
Beverly Hills, CA 90212

Alpine Opportunity Fund	937,500	29%	0	2.2%
38 Hertford Street
London WIJ7SG

Christopher Radomski	308,000	9%	0	0.7%
1280 Bison Avenue
Newport Beach, CA 92660

John A. Bailey	0	0%	1,214,659	6.8%
P. O. Box 45
Waccabuc, New York 10597

David C. Bradshaw	0	0%	1,640,880	9.2%
65 Central Park West, Apt. 15B
New York, New York 10023

Daniel F. Collins	0	0%	1,320,281	7.4%
2801 Network Blvd., Suite 810
Frisco, Texas 75034.

Jeffrey A. Krakos	0	0%	1,320,281	7.4%
2801 Network Blvd., Suite 810
Frisco, Texas 75034.

Officers and Directors as a group	5,000	*	5,496,101	30.8%
* Less than .01%

CHANGE IN CONTROL

          On July 7, 2006, Grove CrossPoint Investments, LLC and Peter G. Geddes purchased 1,885,000 shares of Electrum common stock at a price of $0.30 per share amounting in the aggregate to $569,116. The source of the funds were from personal funds. The transactions were privately negotiated. The closing took place in Belleview, Washington.

EXECUTIVE COMPENSATION

Summary Compensation Table

						Securities
Name and					Restricted	Underlying
Principal	Fiscal			Other Annual	Stock	Options/	LTIP	All other
Position	Year	Salary	Bonus	Compensation	Award(s)	SARs	Payouts	Compensation
Douglas	2005	$0	$0	$0	0	0	0	$ 0
Scheving,	2004	$0	$0	$0	0	0	0	$ 0
CEO

Lloyd
Dedemus	2005	$0	$0	$0	0	0	0	$ 0
Secretary	2004	$0	$0	$0	0	0	0	$ 0

          There has been no cash payment paid to the executive officers for services rendered in all capacities to us for the fiscal period ended September 30, 2005. There has been no compensation awarded to, earned by, or paid to the executive officers by any person for services rendered in all capacities to us for the fiscal period ended September 30, 2005.

Stock Option Grants

          Electrum did not grant any stock options to the executive officers during the most recent fiscal year ended September 30, 2005. The Company has also not granted any stock options to the executive officers since incorporation, August 4, 2004.

Independent Public Accountants

          Principal Accountant Fees and Services

          Audit Fees: All fees billed for each of the last two fiscal years for professional services rendered by the principal accountant Staley, Okada & Partners for the audit of Electrum’s annual financial statements and the review of financial statements included in its Form 10QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2004:	$ 2,570
2005:	$ 3,855

Audit-Related Fees : All fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of Electrum’s financial statements and are not reported under Item 9(e)(f1) of Schedule 14A.

2004:	$ 992
2005:	$ 5,279

Tax Fees : The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning:

2004:	$ 685	Nature of Services: tax compliance - filing of US tax return for fiscal 2004
2005:	$ 1,400	Nature of Services: preparation of the Company’s corporate tax return for the fiscal year ended September 30, 2005

All other fees :

2004:	None
2005:	None

RELATED PARTY TRANSACTIONS

          On June 29, 2006 our board of directors authorized the transfer of the mineral claims set forth in the mineral claim purchase agreement dated September 30, 2004 with Xenex Development Corporation to our sole director and President, Doug Scheving, in consideration of the cancellation of $27,000 in indebtedness to Lloyd Dedemus, our former director and the assumption of all liabilities by Mr. Scheving related to the mineral claims.

DIRECTORS AND EXECUTIVES

          Electrum’s executive officers and directors, along with the persons nominated to become director, and their respective ages as of September 30, 2005, are as follows:

Name of Officer / Director	Age	Office Held	Director Since
Douglas Scheving	55	Chief Executive Officer	August 4, 2004
Lloyd Dedemus	62	Secretary	September 27, 2004
John A. Bailey	36	Director Nominee	--
David C. Bradshaw	47	Director Nominee	--
Daniel F. Collins	48	Director Nominee	--
Jeffrey A. Krakos	45	Director Nominee	--

          The term of office for each director is one year, or until the next annual meeting of the shareholders.

          None of the officers, directors, or director nominees of Electrum are involved in any bankruptcies or criminal proceedings; are not subject to any order, judgment or decree of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and has not been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity futures Trading Commission to have violated a federal or state securities or commodities law, which judgment has not been reversed, suspended or vacated.

          No family relationships exist by and between any of Electrum’s officers, directors or director nominees. The following sets out the principal occupation, past five years’ business experience and other directorships held by each of the executive officers, directors and director nominees of Electrum:

Douglas Scheving: Mr. Scheving has been our president, principal executive officer and a member of our board of directors since inception. Since July 1993, Mr. Scheving has held various positions with Golden Glacier Resources Ltd./Exeter Resource Corporation, a TSX Venture Exchange listed exploration stage mining company located in Vancouver, British Columbia. Mr. Scheving is currently an independent director and member of the audit committee and compensation committee. He has also held the positions of president and secretary. Since October 1997, Mr. Scheving has held various positions with Golden Dynasty Resources Limited, a TSX Venture Exchange listed resource exploration company located in Vancouver, British Columbia. He is currently a director, corporate secretary and chairman of the audit committee. He previously held the position of president. Since April 2001, Mr. Scheving has been the owner Corporate Administrative Services Limited located in Vancouver, British Columbia. Corporate Administrative Services is engaged in the business of bookkeeping, invoice paying, and providing office services. From 1994 to 1997, Mr. Scheving was a member of the board of directors of Interactive Security Inc., a computer protection sales corporation located in Vancouver, British Columbia. Mr. Scheving was appointed initial Director and President of Touchstone Mining Limited, a Nevada mineral exploration company on September 12, 2005. After this offering is completed, Mr. Scheving will devote 10% of his time to us and 10% of his time to Touchstone Mining Limited, or approximately 4 hours per week to our operation. Currently, the remaining 80% of Mr. Scheving’s time is devoted to his company Corporate Administrative Services, Ltd, Golden Dynasty Resources Limited and Exeter Resources Limited and personal travel and recreation.

Lloyd Dedemus: Mr. Dedemus has been our secretary, treasurer, and a member of the board of directors since September 27, 2004. Since February 1995, Mr. Dedemus has been president, secretary/treasurer, and a director of Harvest Enterprises Ltd. located in Burnaby B.C. Harvest Enterprises in engaged in the business of owning and managing Mountain Shadow Pub.

John A. Bailey: Mr. Bailey is a Director of CrossPoint. Mr. Bailey has been employed as Vice President, Energy at Amaranth Group L.L.C. (a multi-strategy investment fund) since March 2005. Mr. Bailey was a consultant to Amaranth Group L.L.C. from October 2004 until March 2005. From October 2000 until August 2004, Mr. Bailey was an equity research analyst and Vice President of Equity Research for Deutsche Bank Securities with a focus on North American exploration and production segment of the energy industry. From May 1997 until October 2000, Mr. Bailey was a part of the oil and gas equity research group at Donaldson, Lufkin & Jenrette, Inc. Mr. Bailey is also a director of Encore Acquisition Company. Mr. Bailey received Bachelor of Arts degrees in Economics and Government from Cornell University.

David C. Bradshaw: Mr. Bradshaw is a Director of CrossPoint. Mr. Bradshaw is a partner of The Cherokee Group, Inc., an energy industry consulting group, since the firm was founded in 2003 and is a consultant to the investment banking division of UBS which follows a similar engagement with Deutsche Bank in the 2003 - 2005 time frame. From 2000 to 2002, he was a Managing Director and a senior equity analyst at Deutsche Bank, covering the Exploration & Production sector. From 1989 to 2001, he was ranked among the top analysts on the All-American Research Team by Institutional Investor magazine. Mr. Bradshaw was a Vice President and the Exploration and Production analyst at DLJ from 1996 to 2000. From 1988 to 1996, he was a Managing Director and senior energy analyst at PaineWebber. Mr. Bradshaw received a Bachelor of Science degree in Finance from Oklahoma State University and a Master of Science degree in Finance from Texas Tech University and is a Chartered Financial Analyst.

Daniel F. Collins: Mr. Collins is the President, Chief Executive Officer and a Director of CrossPoint. Mr. Collins has over 26 years of experience in the oil and gas industry. He is currently responsible for and manages all aspects of CrossPoint’s business plan and strategies. Mr. Collins performs project negotiations, execution and documentation as well as managing financial and equity matters and due diligence for CrossPoint. Mr. Collins is also engaged in the business development of CrossPoint.

          From 1996 to 2004, Mr. Collins was a principal officer and performed the contractual negotiations, land and business development for Dallas Operating Corp. During this tenure he negotiated the operational contract arrangement with Netherland Sewell & Associates, Inc. (NSAI), developed and executed numerous business plans for E&P clients. From 1987 to 1994, Mr. Collins was employed by Bridge Oil (USA) Inc. and its predecessor, Petrus Oil Company LP. At Petrus, he managed oil and gas exploration projects and producing oil and gas assets owned by H. Ross Perot. During his tenure at Petrus and Bridge, Mr. Collins managed due diligence projects for over $300 million in oil and gas property transactions, including the divestment of Petrus’ oil and gas assets to Bridge Oil (USA) Inc. At Bridge, he was responsible for numerous exploration projects and land administration for over 1,000 oil and gas interests in Texas, Louisiana, Alabama, and New Mexico. From 1980 to 1987, Mr. Collins was employed as a landman by various independents, including Lyco Acquisitions, L.P. and Santa Fe Minerals. Mr. Collins is a 1981 graduate of The University of Texas at Austin with a BBA in Petroleum Land Management. He is a member of the American Association of Petroleum Landmen, the Dallas Association of Petroleum Landmen, Society of Petroleum Engineers, the Texas Alliance of Energy Producers and Dallas Petroleum Club.

Jeffrey A. Krakos: Mr. Krakos is currently the executive vice president of CrossPoint, as well as a member of the board of managers of CrossPoint. He has held both positions since CrossPoint’s formation in 2005. Mr. Krakos is a petroleum engineer with 25 years of experience in the oil and gas industry. Mr. Krakos is responsible for all of CrossPoint’s engineering and operations. Mr. Krakos was the founding partner of and is President of Dallas Operating Corp. During his tenure with Dallas Operating Corp. from 1993 to 2004, he was responsible for engineering project management and was highly instrumental in the success of the Netherland Sewell & Associates, Inc. operational contract arrangement with Dallas Operating Corp. He provides engineering due diligence and feasibility studies for producing property acquisitions.

          Mr. Krakos has experience with all aspects of drilling, completion, production and reservoir engineering. He has experience in a wide range of geographical areas, including onshore Texas, Oklahoma, New Mexico, Louisiana, Colorado, Kentucky, as well as Gulf Coast shallow water operations.

          Mr. Krakos began his career with Amoco Production Company in Brownfield, Texas from 1980 to 1984. From 1984 to 1988, he progressed through increasing levels of management for Bass Enterprises Production Company; and from 1988 to 1993 Mr. Krakos served as Vice President of Engineering for Cass Energy Company before founding DOC.

          Mr. Krakos is a graduate of Texas Tech University with a BS in Petroleum Engineering in 1984. He is a member of Society of Petroleum Engineers, American Association of Petroleum Geologists, American Association of Drilling Engineers, the Texas Independent Producers & Royalty Owners Association, the Texas Alliance of Energy Producers and Dallas Petroleum Club.

Committees of the Board of Directors of Electrum:

          Due to its minimal activities to date, Electrum currently does not have standing audit, nominating or compensation committees of its board of directors. Upon the consummation of the Merger, it is contemplated that the board of directors of Electrum will reevaluate the need for committees, including audit, nominating, and compensation committees. Electrum has no formal director nomination process. In the past nominations were implemented by the board without any input from any committees or advisors.

Compliance with Section 16(a) of the Exchange Act

          Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Electrum under Rule 16a-3(d) during the most recent fiscal year and Forms 5 and amendments thereto furnished to the registrant with respect to its most recent fiscal year, and any written representation, the registrant is not aware of any individual or entity who, at any time during the fiscal year, was an officer, director, beneficial owner of more than ten percent of any class of securities of the registrant that failed to file on a timely basis reports required by Section 16(a) during the most recent fiscal year or prior years.

EXPERTS

           The financial statements for the fiscal year ended December 31, 2005 for CrossPoint have been audited by Travis Wolff & Company L.L.P., an independent registered public accounting firm, as stated in their report, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

          Certain estimates of proved oil and gas reserves for CrossPoint referred to herein were based upon engineering reports prepared by Netherland, Sewell & Associates, Inc., independent petroleum engineers. These estimates are included herein in reliance on the authority of such firm as experts in such matters.

          The financial statements for the fiscal years ended September 30, 2005 and 2004 have been audited for Electrum by Staley, Okada & Partners, Chartered Accountants, an independent registered public accounting firm, as stated in their report of such firm given upon their authority as experts in accounting and auditing.

GLOSSARY OF OIL AND GAS TERMS

          The following are abbreviations and definitions of certain terms commonly used in the oil and gas industry and this information statement: Bbl. One stock tank barrel, or 42 U.S. gallons liquid volume, used in reference to oil or other liquid hydrocarbons.

          Exploratory well. A well drilled to find and produce natural gas or oil reserves not classified as proved, to find a new reservoir in a field previously found to be productive of gas or oil in another reservoir or to extend a known reservoir.

          Farm-in or farm-out. An agreement under which the owner of a working interest in a natural gas and oil lease assigns the working interest or a portion of the working interest to another party who desires to drill on the leased acreage. The interest received by an assignee is a “farm-in” while the interest transferred by the assignor is a “farm-out.”

          Gas. Natural gas.

          Gross acres or gross wells. The total acres or wells, as the case may be, in which a working interest is owned. Mcf. One thousand cubic feet of gas.

          Net acres or net wells. The sum of the fractional working interest owned in gross acres or gross wells, as the case may be.

          Oil. Crude oil, condensate and natural gas liquids.

          Operator. The individual or company responsible for the exploration and/or exploitation and/or production of an oil or gas well or lease.

          Present value of future net revenues. The present value of estimated future revenues to be generated from the production of proved reserves, before income taxes, of proved reserves calculated in accordance with Financial Accounting Standards Board guidelines, net of estimated production and future development costs, using prices and costs as of the date of estimation without future escalation, without giving effect to hedging activities, non-property related expenses such as general and administrative expenses, debt service and depreciation, depletion and amortization, and discounted using an annual discount rate of 10%.

          Productive well. A well that is found to be capable of producing hydrocarbons in sufficient quantities such that proceeds from the sale of the production exceed production expenses and taxes.

          Proved developed reserves. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as “proved developed reserves” only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

          Proved reserves. Per Article 4-10(a)(2) of Regulation S-X, the SEC defines proved oil and gas reserves as the estimated quantities of oil, gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made.

          Undeveloped acreage. Lease acreage on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of natural gas or oil regardless of whether such acreage contains proved reserves.

          Working interest. The operating interest that gives the owner the right to drill, produce and conduct operating activities on the property and receive a share of production and requires the owner to pay a share of the costs of drilling and production operations.

By Order of the Board of Directors

Dated: _________ , 2006 ______________________________________

CROSSPOINT ENERGY, LLC

Table of Contents

Travis, Wolff & Company L.L.P.
5580 LBJ Freeway
Suite 400
Dallas, TX
75240-6265
972.661.1843 tel
972.490.4120 fax
www.traviswolff.com

INDEPENDENT AUDITORS’ REPORT

CrossPoint Energy, LLC
Frisco, Texas

We have audited the accompanying consolidated balance sheet of CrossPoint Energy, LLC and subsidiaries (the “Company”) as of December 31, 2005, and the related consolidated statements of operations, members’ equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of CrossPoint Energy, LLC and subsidiaries at December 31, 2005 and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Travis, Wolff & Company L.L.P.
Travis, Wolff & Company L.L.P.
March 22, 2006

CROSSPOINT ENERGY, LLC

Consolidated Balance Sheet
December 31, 2005

ASSETS
Current assets:
Cash and cash equivalents	$235,348
Restricted cash	19,925
Accounts receivable	460,821
Prepaid expenses and other	359,632

Total current assets	1,075,726

Oil and gas properties, net	8,334,704

Other property and equipment, net	115,654

Other assets	47,169

$9,573,253
LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Current maturities of long term debt	$7,134,725
Accounts payable	467,548
Royalty payable	113,213
Accrued interest	14,211

Total current liabilities	7,729,697

Long term debt, less current maturities	39,916

Other long term liabilities	184,076

Commitments and contingencies (Notes 4, 5 and 6 )

Members’ equity	1,619,564

$9,573,253

See accompanying notes to consolidated financial statements

CROSSPOINT ENERGY, LLC

Consolidated Statement of Operations
Year Ended December 31, 2005

Revenues
Oil and gas sales	$163,591
Well operating services	549,449

713,040

Operating costs and expenses:
Lease operating	249,230
Well operating services	231,720
Leasehold abandonments	61,247
General and administrative	1,885,334
Depreciation, depletion and amortization	55,193
Interest expense, including amortization of deferred
borrowing costs and debt discount	24,445

2,507,169

Net loss	$(1,794,129)

CROSSPOINT ENERGY, LLC

Consolidated Statement of Members’ Equity
Year Ended December 31, 2005

						Predecessor	Predecessor
	Member units					Common	Additional	Accumulated
	Preference	Common	Class B	Subordinated	Amount	Stock	Paid-in Capital	Deficit	Total
Balance, December 31, 2004	-	-	-	-	$-	$1,000	$17,161	$-	$18,161
Issuance of member units under
Initial Member Agreement	-	150,000	150,000	400,000	25,161	(1,000)	(17,161)	-	7,000
Issuance of Preference units	52,000	-	-	-	520,000	-	-	-	520,000
Issuance of Common units	-	448,644	-	-	2,718,532	-	-	-	2,718,532
Issuance of Common unit warrants	-	-	-	-	150,000	-	-	-	150,000
									-
Net loss	-	-	-	-	-	-	-	(1,794,129)	(1,794,129)
Balance, December 31, 2005	52,000	598,644	150,000	400,000	$3,413,693	$-	$-	$(1,794,129)	$1,619,564

CROSSPOINT ENERGY, LLC

Consolidated Statements of Cash Flows
Year ended December 31, 2005

Operating activities
Net loss	$(1,794,129)
Adjustments to reconcile net loss to
net cash used in operating activities:
Equity in lieu of services	150,000
Depreciation, depletion and amortization	55,193
Straight-line rent amortization	81,296
Changes in operating assets and liabilities:
Restricted cash	(19,925)
Accounts receivable	(320,357)
Prepaid expenses and other assets	(346,046)
Accrued interest	14,211
Accounts payable and accrued expenses	257,744

Net cash used in operating activities	(1,922,013)

Investing activities
Addition to other property and equipment	(114,346)
Additions to oil and gas properties	(8,158,791)
Other	(18,096)

Net cash used in investing activities	(8,291,233)

Financing activities
Proceeds from the issuance of member units	2,612,136
Proceeds from the issuance of long term debt	7,687,660
Repayment of long term debt	(16,610)

Net cash provided by financing activities	10,283,186

Net increase in cash and cash equivalents	69,940

Cash and cash equivalents, beginning of year	165,408

Cash and cash equivalents, end of year	$235,348

Supplemental information:
Cash paid for:
Interest	$43,762

Note 1 - Summary of Significant Accounting Policies

Organization and business

CrossPoint Energy, LLC (“Company”) was formed on December 20, 2004 as a Texas limited liability corporation. The initial members were Daniel Collins, Jeffrey Krakos, and BBO Energy Capital, LP. Effective December 31, 2004, Daniel Collins and Jeffrey Krakos, the shareholders of Dallas Operating Corporation (‘DOC”) a Texas corporation, each acquired 150,000 member units comprised of 75,000 Class B units and 75,000 Common units for $1,500 cash and agreement to contribute their shares in DOC. The merger of DOC and the Company was accounted for as a transfer between entities under common control, and assets and liabilities of DOC were initially recorded at predecessor cost. BBO Energy Capital, LP acquired 400,000 Subordinated units for a cash consideration of $4,000. The cash consideration for member units issued was received in February 2005.

At December 31, 2004, DOC provided lease operating services to primarily one customer. The assets and liabilities of DOC at December 31, 2004 were as follows:

Current assets, including cash of $165,408	$305,872
Other property and equipment	35,146
Current liabilities	(293,427)
Long term debt	(29,430)

Net Equity	$18,161

On August 11, 2005, the Company formed CrossPoint Energy Holdings, LLC, as a wholly owned subsidiary, to account for the Company’s oil and gas properties.

The Company consolidates all subsidiaries for which it has majority ownership. All material intercompany accounts and transactions are eliminated.

Concentrations of credit risk and accounts receivable

The Company’s principal banking and short-term investing activities are with local and national financial institutions. Short-term investments with an original maturity of three months or less are considered to be cash equivalents. Cash balances may, at times, exceed federally insured limits. The Company does not believe it is exposed to any significant risks.

The Company’s accounts receivable are from unsecured oil and gas sales and are generally with pipeline companies, utilities or other oil and gas companies. The Company reviews the financial condition of customers prior to extending credit and periodically updates customer credit information.

Oil and gas properties

The Company follows the successful efforts method of accounting for its oil and gas properties. Acquisition costs for proved oil and natural gas properties, costs of drilling and equipping productive wells, and costs of unsuccessful development wells are capitalized and amortized (“DD&A”) on an equivalent unit-of-production basis over the life of the remaining related oil and gas reserves. Cost centers for amortization purposes are determined on a well by well basis. Costs incurred to acquire oil and gas leasehold are capitalized. The Company capitalizes interest on funds used in development activities from the date of initiation of exploration activities through the time the property is ready to begin production. The cost of unsuccessful exploratory wells, geological and geophysical expenses and delay rentals for unproved oil and gas properties, are charged to expense as incurred.

The carrying values of oil and gas properties are compared to management’s future estimated pre-tax cash flow from properties, generally aggregated on a field-level basis for oil and gas properties. If impairment is necessary, the asset carrying value is written down to fair value. For oil and gas properties, cash flow pricing estimates are based on existing proved reserve and production information and pricing assumptions that management believes are reasonable.

Note 1 – Summary of Significant Accounting Policies – (Continued)

Other property and equipment

Other property and equipment are carried at cost and depreciated over the estimated useful lives of the assets using accelerated depreciation methods. Normal maintenance and repairs are charged to expense whereas significant replacements and improvements are capitalized and depreciated over the remaining economic life of the asset. Upon the sale or retirement of property, plant, and equipment, gain or loss is recognized on the difference between the sale proceeds and the net book value of property sold or retired.

Other assets

Other assets consist primarily of deferred debt costs that are amortized over the term of the related debt and are presented net of accumulated amortization.

Revenue recognition

Oil & gas revenues are recognized when title to the products transfer to the purchaser.

Management estimates

In preparing the Company’s financial statements, management makes estimates and assumptions that affect the amounts reported in the financial statements and related disclosures. The more significant areas requiring the use of estimates are: (i) the volume of oil and gas reserves that are used in calculating depletion and ii) future cash flows used to compute impairment of proved and unproved oil and gas and properties. Actual results may differ from these estimates.

Straight line rent

The Company accounts for its lease incentives over the shorter of the lease term on a straight line basis. The deferred rent liability is $81,296 at December 31, 2005.

Unit-based compensation

The Company has a unit based compensation plan more fully described in Note 7. The Company accounts for options granted under the recognition and measurement principles of Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretation, which require compensation cost for stock based employee compensation plans to be recognized based on the difference on the date of grant, if any, between the fair market value of the stock and the and the amount the employee must pay to acquire the stock.

If the Company applied the fair value recognition provisions of Statement of Financial Accounting Standards (SFAS) No. 123, “Accounting for Stock-Based Compensation” which requires compensation cost to be recognized based on fair value methods, the Company’s net income would have been adjusted to the proforma amounts indicated below:

Net loss reported	$(1,794,129)
Deduct: stock based compensation expense
determined under the fair value based method	64,112

Adjusted net loss	$(1,858,241)

In December 2004, the Financial Accounting Standards Board issued SFAS No. 123R, “Share Based Payment” which supersedes APB No. 25 and SFAS No. 123. This pronouncement is to be applied to new unit options issued after December 15, 2005.

Note 2 – Oil and Gas Properties

Capitalized costs for oil and gas properties for the year ended December 31, 2005 consisted of the following:

Oil and gas properties:
Leasehold costs	$6,359,941
Intangible drilling costs	1,438,051
Lease and well equipment	451,605
Asset retirement cost	107,631

Total oil and gas properties	8,357,228
Less accumulated DD&A	22,524
Net oil and gas properties	$8,334,704

Effective December 1, 2005 the Company acquired the Hoskins prospect located in Brazoria County, Texas which consisted of 4 producing wells and 12,500 gross acres of undeveloped farm-out rights for a total consideration of $6,034,392. The allocation of the purchase price was as follows:

Undeveloped leasehold	$5,449,664
Proved developed leasehold	544,592
Lease and well equipment	40,136

Total cash consideration	$6,034,392

The purchase price was financed with debt provided by private equity lenders under a Credit Agreement (See Note 4).

During the year ended December 31, 2005, the Company capitalized interest on development activities totaling $89,637.

Note 3 – Asset Retirement Obligations

The majority of the Company’s asset retirement obligations relate to the reclamation of well locations including plugging and abandonment of oil and gas properties after production has terminated. SFAS 143 “Accounting for Asset Retirement Obligations” requires the fair value of a liability for an asset retirement obligation to be recorded in the period incurred and a corresponding increase in the carrying amount of the related long-lived asset. The asset retirement obligations are recorded at fair value and accretion expense, recognized in DD&A expense over the life of the property, increases the liability to its expected settlement value. If the fair value of the estimated asset retirement obligation changes, an adjustment is recorded for both the asset retirement obligation and the asset retirement cost.

The following table shows changes in the Company’s asset retirement obligations for the year ended December 31, 2005:

Asset retirement obligation at beginning of year	$-
Liabilities incurred	107,631
Asset retirement obligation at end of year	$107,631

Note 4 - Long-Term Debt

Long term debt consists of the following at December 31, 2005:

Credit Agreement	$7,687,660
Other long term debt	62,795
Unamortized debt discount	(575,814)

7,174,641
Less current maturities	7,134,725
$39,916

Credit agreement

On September 2, 2005, the Company entered into a $40,000,000 credit agreement (the “Credit Agreement”) with two participating lenders for the purpose of funding the Company’s development projects. The Credit Agreement is facilitated by an Administrative Agent who approves the amounts and purposes for the advances under the Credit Agreement, referred to as the commitment. The Company’s oil and gas properties collateralize the Credit Agreement. According to the Credit Agreement, all of the Company’s production receipts have been assigned to a lock box administered by the Administrative Agent. Through a waterfall calculation, 95% of the Company’s net income from its oil and gas properties is used to repay advances. Interest on the advances is computed at the prime rate as announced by the Wall Street Journal plus 5.50 percent. The interest is due and payable monthly. In addition, as additional consideration for the making of the loans, the lenders received a three percent (3%) of 8/8th overriding royalty interest in any oil and gas property owned by the Company. At December 31, 2005, the Company had received a commitment of $11,934,400 of which $7,687,660 had been advanced; there have been no repayments. The applicable interest rate at December 31, 2005 was 12.25 percent.

In addition to the debt facility described above, the Administrative Agent collects a 1.5 percent commitment fee with each commitment and is paid a semi-annual administrative fee of $15,000, due on February 15th and September 15th. At December 31, 2005, $178,440 had been paid to the Administrative Agent. The fee is amortized over the term of the Credit Agreement.

As a material inducement for the lenders to extend credit to the Company, Equity Participation Agreements were executed with each of the lenders. The applicable equity percentage was 7.5% for each lender in line with the Credit Agreement. Pursuant to the Hoskins purchase and lender funding, the equity percentage was increased to ten percent (10%) for each lender. Common units (240,130) were assigned to the lenders and a debt discount, reflective of their 20% ownership in the Company was calculated. The debt discount was derived by risk weighting the discounted present value of the Company’s reserves at December 31, 2005, as reported by Netherland, Sewell & Associates, Inc. on February 13, 2006. The discount is being amortized over the term of the Credit Agreement.

Beginning March 31, 2006, the Company is subject to certain restrictive financial covenants that include debt coverage, fixed charge and current ratios and reserve ratios to total debt. The Company does not expect to be in compliance with certain ratios at March 31, 2006 and is in the process of obtaining waivers of the expected covenant violations. The outstanding debt under the Credit Agreement is reflected as a current liability in the consolidated financial statements.

Other long term debt

Other long term debt consists principally of a lease guarantee obligation. In connection with executing the office lease, a Lease Guarantee Agreement was required. In exchange for providing the Lease Guaranty, the Company agrees to pay the guarantor, who is affiliated with a member unit holder of the Company, a quarterly cash fee calculated on a per annum basis, based upon five percent (5%) of the outstanding balance of the guarantee. At December 31, 2005, the Company’s obligation regarding the lease guarantee was $42,658 of which $13,585 is included in current maturities.

Note 5 - Commitments and Contingencies

Operating leases

The Company has an office lease agreements with unrelated third parties extending through 2010. The Company’s total rental cost was approximately $88,877 for the year ended December 31, 2005.

Future minimum lease payments under the lease agreement are as follows:

Year Ended
December 31,	Amount
2006	$ 111,503
2007	126,170
2008	126,170
2009	126,170
2010	115,656
$ 605,669

401K Plan

The Company has an employee 401(k) retirement savings plan which covers substantially all employees. Employee contributions are determined as a percentage of the covered employee’s annual salary or an amount specified by the employee up to 15 percent of the employee’s annual salary. For the year ended December 31, 2005, the Company did not match the employees’ contributions.

Note 6 - Members’ Equity

Member units

At December 31, 2005 there were 1,200,644 member units issued and outstanding consisting of 52,000 Preference units, 598,644 Common units, 150,000 Class B units and 400,000 Subordinated units. The Board of Managers has authorized the issuance of up to 120,500 Preference units.

The order of preference for distribution is first to Preference units until the holder has received the face amount of the preference units plus the preferred return, then to the Common units until the holders have received $10.00 per unit, then to the Class B units until the holders have received $10.00 per unit and then the Subordinated units until the holders have received $10.00 per unit. After that time, all distributions are made pro rata.

Preference units can be converted at the option of the preference unit holder at any time at the lesser of $10.00 per unit or the weighted average price of any subsequent unit issuance. The Preference units may be redeemed by the Company at anytime and must be redeemed from the proceeds of additional subscriptions of Common units. The redemption price of the Preference units is the face value of $10.00 per unit plus the prime rate plus 4 percent per annum on the face value until redemption or conversion.

2005 Qualified Option Plan

Activity under the Qualified Option Plan is summarized as follows:

	Subordinated		Common
	Number of	Exercise Price	Number of	Exercise Price
	Shares	Range	Shares	Range
Balance, December 31, 2004	-	-	-	-
Granted	55,000	$10.00	30,000	$10.00
Canceled	-	-	-	-
Exercised	-	-	-	-
Balance, December 31, 2005	55,000	$10.00	30,000	$10.00
Exercisable at December 31, 2005	18,333	$10.00	-	-

Note 6 – Members’ Equity - (Continued)

As of December 31, 2005, options outstanding under the Plans have a weighted average remaining contractual life of 4.25 years.

Proforma information regarding net loss is required by SFAS No. 123 and has been determined as if the Company had accounted for its employee stock options under the fair value method of SFAS No. 123. The fair value for these options was estimated at the date of grant during 2005 using the Black Scholes value option pricing model with the following assumptions: no dividend payouts are expected, an expected option life of 5 years was assumed, and the model used risk-free interest rate of 4.36% and volatility of 0%.

Warrants

Warrants, exercisable for 15,000 common units at $.01 per unit, were issued in exchange for services rendered by the Company’s Chairman of the Board. The Company valued the warrants at $10.00 per unit or $150,000 in the accompanying consolidated financial statements. The warrant is exercisable through 2015.

CROSSPOINT ENERGY, LLC

Unaudited Consolidated Balance Sheet
June 30, 2006

ASSETS
Current assets:
Cash and cash equivalents	$8,669,176
Restricted cash	67,058
Stock subscription receivable	5,681,500
Accounts receivable - joint interest billings	736,850
Accounts receivable - oil and gas sales	360,421
Accounts receivable - other	90,218
Prepaid expenses and other	419,151

Total current assets	16,024,374

Oil and gas properties, net	11,899,553

Other property and equipment, net	109,748

Other assets	44,112

$28,077,786

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long term debt	$11,174,194
Accounts payable	1,599,276
Royalty payable	295,971
Accrued interest	75,348

Total current liabilities	13,144,788

Long term debt, less current maturities	8,082,201

Other long term liabilities	219,985

Members equity	6,630,811

$28,077,786

CROSSPOINT ENERGY, LLC

Unaudited Consolidated Statement of Operations
Six Months Ending June 30

	2006	2005
Revenues
Oil and gas sales	$936,449	$19,351
Well services	519,180	289,928

	1,455,629	309,279

Operating costs and expenses:
Lease operating	309,883	52,154
Well service	261,932	129,057
General and administrative	1,281,931	898,633
Depreciation, depletion and amortization	273,982	7,015
(Gain)/loss on sale of assets	(2,400)	--
Interest expense, including amortization of deferred
borrowing costs and debt discount	389,265	546

	2,514,593	1,087,405

Net loss	$(1,058,964)	$(778,126)

CrossPoint Energy, LLC

Unaudited Consolidated Statement of Cash Flows
Six Months Ending June 30

	2006	2005
Operating activities
Net loss	$(1,058,964)	$(778,126)
Adjustments to reconcile net loss to net cash used
Equity in lieu of services	60,000	--
Depletion, depreciation & amortization	273,982	(59,390)
Amortization related to debt	157,006	--
Straight-line rent amortization	4,908	--
Changes in operating assets & liabilities
Restricted cash	(47,133)	--
Accounts receivable	(446,172)	(300,491)
Prepaid expenses & other assets	92,614	(53,652)
Accounts payable and accrued expenses	953,458	114,587
Accrued interest	61,136	--
Joint Interest prepayments	(23,894)	--
Other liabilities	19,651	--
Net cash provided (used) by operating activities	46,592	(1,077,072)

Investing activities
Additions to oil & gas properties	(3,820,522)	(620,875)
Additions to other property & equipment	(12,402)	(37,626)
Net cash provided (used) by investing activities	(3,832,924)	(658,500)

Financing activities:
Proceeds from issuance of equity	4,045,208	2,447,136
Proceeds from the issuance of convertible debt	4,823,292	--
Repayment of long term debt	(4,950)	(4,603)
Proceeds from debt facility	3,817,950	--
Financing costs	(461,340)	--
Net cash provided (used) by financing activities	12,220,160	2,442,534

Net increase in cash and cash equivalents	8,433,828	706,961

Supplemental information:
Cash paid for:
Interest	$657,119

Supplemental non-cash activities:
Issuance of equity & convertible debt in exchange for receivable	$5,681,500
Transfer of accrued expenses to debt	$125,000
Debt discount for warrants issued	$671,552

Note 1 - Interim Financial Statements

The accompanying financial statements have not been audited by independent certified accountants, but in the opinion of management all of the adjustments necessary to present fairly the financial position of CrossPoint Energy, LLC (the “Company”) and the results of operations and its cash flows at the date and for the periods indicated have been included.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements.

Note 2 – Private Placement

The Company entered into $15,000,000 equity, institutional Private Placement (the” Private Placement”) pursuant to a Securities Purchase Agreement dated June 30, 2006 (“SPA”), with the intent for the Company to merge with Electrum Mining Limited. The SPA provided the following general terms:

Equity
          10,103,334 shares were issued
          (50% Common Equity at $1.25/share)
          (50% Convertible Note at $1.75/share)

Convertible Debt
          Interest Rate on the convertible debt: 8.0% with a purchase-in-kind (“PIK”) at the Company’s option
          Conversion Price:                 $1.75
          Mandatory Conversion:      $2.25
          Prepay Option:                      110%
          Debt Covenants: Subordinate to Senior

Warrants
          2,525,833 issued (one for every four shares)
          Warrant Coverage:              25% of Common and Convertible
          Warrant Strike:                     $1.95

On July 7, 2006 Electrum Mining Limited entered into an Agreement and Plan of Merger (“Merger Agreement”) with CrossPoint Energy, LLC (“CrossPoint”) CrossPoint Acquisition Company and Grove CrossPoint Investments LLC, pursuant to which CrossPoint will merge into Electrum Mining’s wholly owned subsidiary, CrossPoint Acquisition Company, the “Merger.”

The SPA provides for the sale to the investors named therein. By becoming a signatory, Electrum Mining Limited agreed, among other things, to the representations, warranties, and covenants in the SPA, including provisions pertaining to the legend removal of shares issued to the investors, timely filing of reports as required by the Securities Exchange Act of 1934, to indemnify the investors under certain circumstances, maintain the public listing of Electrum Mining’s stock, to allow the investors to participate in future financings, restrictions on future equity sales, restrictions on capital changes and limitations on stock option plans. The securities issued by CrossPoint in the Private Placement are included in the 94% of the common stock to be outstanding upon effectiveness of the merger. The Merger Agreement also includes customary representations, warranties, covenants and indemnifications by Electrum Mining covered by a pledge of a portion of the shares held by Grove CrossPoint Investments, LLC. The Merger may be terminated by either party if not completed within 120 days of July 7, 2006. Concurrent with the signing of the Merger Agreement, Electrum Mining also agreed to the provisions of a Registration Rights Agreement dated July 7, 2006, with the investors in the Private Placement to register the shares issuable to such investors in the Merger. The Company consolidates all subsidiaries for which it has majority ownership. All material intercompany accounts and transactions are eliminated.

Note 3 – Oil and Gas Properties

Capitalized costs for oil and gas properties at June 30, 2006 consisted of the following:

Oil and gas properties:
Leasehold costs	$6,974,832
Intangible drilling costs	4,148,872
Lease and well equipment	926,765
Asset retirement cost	127,281

Total oil and gas properties	12,177,750
Less accumulated DD&A	(278,197)

Net oil and gas properties	$11,899,553

During the six months ended June 30, 2006, the Company capitalized interest on development activities totaling $492,259.

Note 4 - Debt

Debt consists of the following at June 30, 2006:

Convertible Debt	$8,750,000
Bridge Loan	8,500,000
Credit Agreement	3,130,610
Other	15,186
Unamortized Debt Discount	(1,139,401)
19,256,395
Less current maturities	(11,174,194)
$8,082,201

Convertible debt
On June 30, 2006, the Company received private equity of $15 million, of which a portion of the proceeds were contributed as convertible debt. The interest rate is 8% with a payment-in-kind at the Company’s option.

In connection with the Private Placement, warrants for a total 2,525,833 shares of common units were issued with an exercise price of $1.95. A portion of the fair value of the warrants was recorded as a debt discount of $671,552 at June 30, 2006.

Credit agreement
On September 2, 2005, the Company entered into a $40,000,000 credit agreement (the “Credit Agreement”) with two participating lenders for the purpose of funding the Company’s development projects. The Credit Agreement is facilitated by an Administrative Agent who approves the amounts and purposes for the advances under the Credit Agreement, referred to as the commitment. The Company’s oil and gas properties collateralize the Credit Agreement. According to the Credit Agreement, all of the Company’s production receipts have been assigned to a lock box administered by the Administrative Agent. Through a waterfall calculation, 95% of the Company’s net income from its oil and gas properties is used to repay advances. Interest on the advances is computed at the prime rate as announced by the Wall Street Journal plus 5.50 percent. The interest is due and payable monthly. In addition, as additional consideration for the making of the loans, the lenders received a three percent (3%) of 8/8th overriding royalty interest in any oil and gas property owned by the Company. At June 30, 2006, the Company had received a commitment of $12,074,460 of which $11,630,610 had been advanced.

In addition to the debt facility described above, the Administrative Agent collects a 1.5 percent commitment fee with each commitment and is paid a semi-annual administrative fee of $15,000, due on February 15th and August 15th. At June 30, 2006, $193,440 had been paid to the Administrative Agent. The fee is amortized over the term of the Credit Agreement.

As a material inducement for the lenders to extend credit to the Company, Equity Participation Agreements were executed with each of the lenders. The applicable equity percentage was 7.5% for each lender in line with the Credit Agreement. Pursuant to the Hoskins purchase and lender funding, the equity percentage was increased to ten percent (10%) for each lender.

Common units (2,113,594) were assigned to the lenders and a debt discount, reflective of their 20% ownership in the Company was calculated. The debt discount was derived by risk weighting the discounted present value of the Company’s reserves at December 31, 2005, as reported by Netherland, Sewell & Associates, Inc. on February 13, 2006. The discount is being amortized over the term of the Credit Agreement.

Beginning March 31, 2006, the Company is subject to certain restrictive financial covenants that include debt coverage, fixed charge and current ratios and reserve ratios to total debt. Due to slower-than-expected completion of two wells, the Company was not in compliance with certain ratios at March 31, 2006 and was provided waivers of the covenant violations for a fee of $125,000 and the agreement to increase the bridge loan from $4.25 million to $8.5 million, payable no later than July 7, 2006. The $8.5 million bridge facility was paid on July 7, 2006. The calculation of the financial covenants for the second quarter was waived, and no fee was charged. The outstanding debt under the Credit Agreement is reflected as a current liability in the consolidated financial statements.

Note 5 - Members’ Equity

On June 29, 2006, 27,000 warrants were exercised at $0.01 per share. On June 30, 2006, warrants totaling 2,525,833 were issued with a strike price of $1.95 in conjunction with the Private Placement. See Notes 2 and 4 for discussion on Private Placement of equity and convertible debt.

The Company has a stock option plan whereby management is vested with options annually, based on anniversary dates of employment. No options were issued or exercised during the six months ending June 30, 2006.

CROSSPOINT ENERGY COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2006

					Pro Forma
	Electrum	Crosspoint		Pro Forma	Balance
	Mining	Energy, LLC		Adjustments	Sheet

ASSETS
Current assets:
Cash and cash equivalents	$11,078	$8,736,234	$		$8,747,312
Accounts receivable		6,868,988			6,868,988
Prepaid expenses and other		419,151			419,151

Total current assets	11,078	16,024,373			16,035,451

Oil and gas properties, net		11,899,553			11,899,553

Other property and equipment, net		109,748			109,748

Other assets		44,112			44,112

	$11,078	$28,077,786	$		$28,088,864

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long term debt		11,174,194			$11,174,194
Accounts payable	2,500	1,599,276			1,601,776
Royalty payable		295,971			295,971
Accrued interest		75,348			75,348

Total current liabilities	$2,500	$13,144,789			13,147,289
Long term debt, less current maturities		8,082,201			8,082,201

Other long term liabilities		219,985			219,985

Members equity		9,466,744		(a) (9,466,744)
Common stock	33			(b) 145	178
Additional paid in capital	64,967			(a)(b)(c) 11,583,832	11,648,799
Accumulated deficit	(56,422)	(2,835,933)		(c) (2,117,233)	(5,009,588)

	$11,078	$28,077,786		$-	$28,088,864

CROSSPOINT ENERGY COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT OF OPERATIONS

For the nine months ending June 30, 2006

						Pro Forma
		Electrum	Crosspoint		Pro Forma	Statement
		Mining	Energy, LLC		Adjustments	of Operations

Revenues
Oil and gas sales	$		$1,124,174	$		$1,124,174
Well services			636,125			636,125

Total revenues		-	1,760,300		-	1,760,300

Operating costs and expenses:
Lease operating			409,811			409,811
Mineral property costs (recovery)		(25,353)				(25,353)
Well service			323,374			323,374
Costs of reverse acquisition					(c) 2,117,233	2,117,233
General and administrative		10,582	1,928,071			1,938,653
Depreciation, depletion and amortization			305,145			305,145
(Gain)/loss on sale of assets			(2,400)			(2,400)
Interest expense, including amortization of deferred			16,460			16,460
borrowing costs and debt discount			389,265			389,265

Total expenses		(14,771)	3,369,726		2,117,233	5,472,188

Net loss		$14,771	$(1,609,426)		$(2,117,233)	$(3,711,888)

Net loss per common share		$(0.00)				$(0.21)

Weighted average number of shares outstanding
and common share equivalents		3,250,000				17,544,344

Note 1 – Pro Forma Financial Statements

The following unaudited pro forma condensed consolidated financial statements have been prepared from, and should be read in conjunction with, the historical financial statements and related notes thereto of Electrum Mining Limited and CrossPoint Energy, LLC and are not necessarily indicative of the financial position or operating results that would have occurred had the transactions described below been in effect on the date indicated.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006 gives effect to the Merger as if affected at June 30, 2006. The historical financial statements of CrossPoint Energy, LLC were on a calendar year basis and have been recast to Electrum Mining’s fiscal year basis of September 30.

Note 2 – Pro Form Adjustments

Adjustments were made to the equity section as follows:

(a)	CrossPoint’s Member’s Equity was reclassed to Paid-in-Capital.

(b)	The outstanding common stock after the Merger is 178, consisting of 17,824,220 shares issued at Electrum’s par value of $0.00001 per share.

(c)

An adjustment was made to account for the Merger as a recapitalization whereby the fair market value of the shares retained by Electrum Mining Limited is expensed as costs of the reverse acquisition. The fair market value of the shares is calculated as follows:

Fair market value of Electrum Mining Limited shares at June 30, 2006	$1.55

Outstanding shares of Electrum Mining Limited at June 30, 2006	1,365,957

Cost of reserve acquisition	$2,117,233

ELECTRUM MINING LIMITED

(An Exploration Stage Company)

FF-i

ELECTRUM MINING LIMITED

(An Exploration Stage Company)

FINANCIAL STATEMENTS

SEPTEMBER 30, 2005 and 2004

Expressed in US Funds

FF-ii

Report of Independent Registered Public Accounting Firm

To the Stockholders of Electrum Mining Limited:

We have audited the accompanying balance sheets of Electrum Mining Limited (the “Company”) as at September 30, 2005 and 2004 and the related statements of operations, changes in stockholders’ equity (deficiency), and cash flows for each of the periods ended September 30, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at September 30, 2005 and 2004, and the results of its operations and its cash flows for each of the periods ended September 30, 2005 and 2004, in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is dependent upon financing to continue operations, had suffered recurring losses from operations and has total liabilities that exceed total assets. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, B.C. Canada	STALEY, OKADA & PARTNERS
November 29, 2005	CHARTERED ACCOUNTANTS

FF-iii

Electrum Mining Limited	Statement 1
(An Exploration Stage Company)
Balance Sheets
As at September 30
Expressed in US Funds

ASSETS	2005	2004
Current
Cash and cash equivalents	$26,728	$18,038
Funds held in trust (Note 6)	-	15,000
Prepaid expenses	1,708	-
	$28,436	$33,038

LIABILITIES

Current
Accounts payable	$2,573	$-
Accrued liabilities	5,000	2,500
Due to related party (Note 5)	27,000	27,000
	34,573	29,500

Going Concern (Note 1)

STOCKHOLDERS’ EQUITY (DEFICIENCY)

Capital Stock (Note 4)
Authorized:
100,000,000 common shares, $0.00001 par value
Issued and outstanding shares:
3,250,000 (2004 – 500,000) shares – Statement 3	33	5

Capital in excess of par value	64,967	9,995
Comprehensive income	1,466	-
Deficit accumulated during the exploration stage – Statement 3	(72,603)	(6,462)
Equity (Deficit) – Statement 3	(6,137)	3,538
	$28,436	$33,038

- See Accompanying Notes -

Electrum Mining Limited	Statement 2
(An Exploration Stage Company)
Statements of Operations
Expressed in US Funds

	Cumulative from
	Inception	From Inception
	(August 4,	(August 4,	For the Year
	2004) to	2004) to	Ended
	September 30,	September 30,	September 30,
	2005	2004	2005
Expenses
Mineral property costs	$28,191	$3,938	$24,253
Professional fees	41,595	2,500	39,095
Interest and bank charges	296	24	272
Office and supplies	426	-	426
Transfer agent fees	2,095	-	2,095
Loss for the Period	$(72,603)	$(6,462)	$(66,141)

Basic and Diluted Loss per Common Share	$(0.04)	$(0.01)	$(0.04)

Weighted Average Number of Shares Outstanding		500,000	1,778,346

- See Accompanying Notes -

Electrum Mining Limited	Statement 3
(An Exploration Stage Company)
Statements of Stockholders’ Equity (Deficiency)
Expressed in US Funds

				Deficit
			Capital in	Accumulated
			Excess of	During the
	Common Shares		Par	Exploration	Comprehensive
	Shares	Amount	Value	Stage	Income	Total

Inception – August 4,
2004	- $	-	$-	$-	$-	$-
Common shares issued
for cash at $0.02 per
share	500,000	5	9,995	-	-	10,000
Loss for the period	-	-	-	(6,462)	-	(6,462)

Balance –
September 30, 2004	500,000	5	9,995	(6,462)	-	3,538
Common shares issued
for cash at $0.02 per
share	2,750,000	28	54,972	-	-	55,000
Loss for the year	-	-	-	(66,141)	-	(66,141)
Foreign currency
translation
adjustment	-	-	-	-	1,466	1,466

Balance –
September 30, 2005	3,250,000 $	33	$64,967	$(72,603)	$1,466	$(6,137)

- See Accompanying Notes -

Electrum Mining Limited	Statement 4
(An Exploration Stage Company)
Statements of Cash Flows
Expressed in US Funds

	Cumulative
	from Inception	From Inception
	(August 4,	(August 4,	For the Year
	2004) to	2004) to	Ended
	September 30,	September 30,	September 30,
Cash Resources Provided By (Used In)	2005	2004	2005
Operating Activities
Loss for the period	$(72,603)	$(6,462)	$(66,141)
Changes in operating assets and liabilities:
Prepaid expenses	(1,708)	-	(1,708)
Funds held in trust	-	(15,000)	15,000
Accounts payable	2,573	-	2,573
Accrued liabilities	5,000	2,500	2,500
	(66,738)	(18,962)	(47,776)

Financing Activities
Advances from related party	27,000	27,000	-
Issuance of capital stock	65,000	10,000	55,000
	92,000	37,000	55,000

Foreign Currency Translation Adjustment	1,466	-	1,466
Net Increase in Cash and Cash Equivalents	26,728	18,038	8,690
Cash and cash equivalents position – Beginning of period	-	-	18,038
Cash and Cash Equivalents Position – End of Period	$26,728	$18,038	$26,728

Supplemental Cash Flow Disclosure
Cash paid for interest	$-	$-	$-
Cash paid for income taxes	$-	$-	$-

- See Accompanying Notes -

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Financial Statements
September 30, 2005 and 2004
Expressed in US Funds

1.	Organization and Going Concern

The Company is a Nevada corporation incorporated on August 4, 2004 and is based in Vancouver, British Columbia, Canada.

The Company is an exploration stage company that engages principally in the acquisition, exploration and development of mineral properties. During the prior fiscal period, the Company acquired a 100% interest in 20 mineral mining claims in the Dawson Mining Division of the Yukon Territories, Canada and has not yet determined whether this property contains reserves that are economically recoverable. To date, the Company’s activities have been limited to its formation and the raising of equity capital and exploration activities.

Going Concern and Liquidity Considerations

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. For the year ended September 30, 2005, the Company had a loss of $66,141 and an accumulated deficit of $72,603. The Company intends to fund operations through equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the year ending September 30, 2006.

The ability of the Company to emerge from the exploration stage is dependent upon, among other things, obtaining additional financing to continue operations, explore and develop the mineral properties and the discovery, development and sale of ore reserves.

In response to these issues, management intends to raise additional funds through public or private placement offerings.

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.	Significant Accounting Policies

	a)	Basis of Presentation

The accounting and reporting policies of the Company conform to United States generally accepted accounting principles applicable to exploration stage companies.

	b)	Fiscal Period

The Company’s fiscal year end is September 30.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Financial Statements
September 30, 2005 and 2004
Expressed in US Funds

2.	Significant Accounting Policies - Continued

	c)	Use of Estimates

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s periodic filings with the Securities and Exchange Commission include, where applicable, disclosures of estimates, assumptions, uncertainties and markets that could affect the financial statements and future operations of the Company.

	d)	Cash and Cash Equivalents

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from date of purchase, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value.

	e)	Mineral Property Costs

The Company has been in the exploration stage since its formation in August 4, 2004 and has not yet realized any revenue from its planned operations. It is primarily engaged in the acquisition, exploration and development of mining properties. Mineral property acquisition and exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property, are capitalized. Such costs will be depreciated using the units- of-production method over the estimated life of the probable reserve.

	f)	Asset Retirement Obligations

The Company has adopted Statement of Financial Accounting Standards (“SFAS”) No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is a cost by increasing the carrying amount of the related long-lived asset.

Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related obligation for its recorded amount or incurs a gain or loss upon settlement.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Financial Statements
September 30, 2005 and 2004
Expressed in US Funds

2.	Significant Accounting Policies – Continued

	g)	Fair Value of Financial Instruments and Derivative Financial Instruments

The Company has adopted Statement of Financial Accounting Standards (“SFAS”) Number 119, “Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments.” The carrying amounts of cash and cash equivalents, funds held in trust, accounts payable, accrued liabilities and amount due to related party approximate their fair values because of the short maturity of these items. Certain fair value estimates may be subject to and involve, uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. The Company does not hold or issue financial instruments for trading purposes, nor does it utilize derivative instruments in the management of its foreign exchange, commodity price or interest rate market risks.

	h)	Segmented Reporting

SFAS Number 131, “Disclosure About Segments of an Enterprise and Related Information”, changed the way public companies report information about segments of their business in their quarterly reports issued to shareholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company presently operates only in Canada.

	i)	Income Taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS Number 109, “Accounting for Income Taxes”, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

	j)	Earnings (Loss) per Share

The Company has adopted Financial Accounting Standards Board (“FASB”) Statement Number 128, “Earnings per Share,” (“EPS”) which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic earnings (loss) per share is computed by dividing net income/loss by the weighted average number of shares of common stock outstanding during the period.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Financial Statements
September 30, 2005 and 2004
Expressed in US Funds

2.	Significant Accounting Policies – Continued

	k)	Risks and Uncertainties

The Company operates in the resource exploration industry that is subject to significant risks and uncertainties, including financial, operational, technological and other risks associated with operating a resource exploration business, including the potential risk of business failure.

	l)	Foreign Currency Translations

The Company’s functional currency is the Canadian dollar. The Company’s reporting currency is the U.S. dollar. All transactions initiated in Canadian dollars are translated into U.S. dollars in accordance with SFAS No. 52 "Foreign Currency Translation" as follows:

		i)	Monetary assets and liabilities at the rate of exchange in effect at the balance sheet date; and

		ii)	Revenue and expense items at the average rate of exchange prevailing during the period.

Adjustments arising from such translations are deferred until realization and are included as a separate component of stockholders’ equity (deficiency) as a component of comprehensive income or loss. Therefore, translation adjustments are not included in determining net income (loss) but reported as other comprehensive income (loss).

For foreign currency transactions, the Company translates these amounts to the Company’s functional currency at the exchange rate effective on the invoice date. If the exchange rate changes between the time of purchase and the time actual payment is made, a foreign exchange transaction gain or loss results which is included in determining net income (loss) for the period.

	m)	Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and cash equivalents and amount due to related party. The Company places its cash and cash equivalents with financial institutions of high credit worthiness. At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits.

	n)	Derivative Financial Instruments

The Company was not a party to any derivative financial instruments during the reported fiscal period.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Financial Statements
September 30, 2005 and 2004
Expressed in US Funds

2.	Significant Accounting Policies – Continued

	o)	Stock-Based Compensation

The Company accounts for stock-based compensation issued to employees based on SFAS No. 123R “Share Based Payment”. SFAS No. 123R is a revision of SFAS No. 123 “Accounting for Stock-Based Compensation”, and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS 123R does not change the accounting guidance for share-based payment transactions with parties other than employees provided in SFAS 123 as originally issued and Emerging Issues Task Force Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. SFAS 123R does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans”.

SFAS 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award – the requisite service period (usually the vesting period). SFAS 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. The scope of SFAS 123R includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123R as of the first interim or annual reporting period that begins after June 15, 2005. Public entities that file as small business issuers will be required to apply SFAS 123R in the first interim or annual reporting period that begins after December 15, 2005. For non-public entities, SFAS 123R must be applied as of the beginning of the first annual reporting period beginning after December 15, 2005. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

As at September 30, 2005, the Company had no stock-based compensation plans nor had it granted options to employees. No stock- based employee compensation cost is reflected in net loss, as no options had been granted.

	p)	Comprehensive Income (Loss)

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. For the year ended September 30, 2005, the only item included in comprehensive income is the foreign currency translation adjustment.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Financial Statements
September 30, 2005 and 2004
Expressed in US Funds

3.	Mineral Property Costs

By agreement dated September 30, 2004 with Xennex Development Corporation (“Xennex”), the Company acquired an option to earn a 100% interest in certain properties consisting of 20 unpatented mineral claims, known as the Blue and Bell property (“the Property”) located in the Dawson Mining Division of the Yukon Territories, Canada.

Upon execution of the agreement, Xennex transferred 100% interest in the mineral claims to a director and officer of the Company in trust for the Company for CDN$50,000 to be paid, at the Company’s option, as follows:

Cash Payments
(Canadian
dollars)
Upon signing of the agreement and transfer of title (paid)	$5,000
On or before September 30, 2005 (paid)	5,000
On or before September 30, 2006	10,000
On or before September 30, 2007	10,000
On or before September 30, 2008	20,000
$50,000

All cash payments shall be made within 30 days of the due date, otherwise the mineral property rights will revert back to Xennex.

In addition, the Company must incur exploration expenditures in the amount of CDN$50,000 over five years after the execution of the agreement. Failure to fulfill the exploration expenditure requirement will result to the properties reverting back to Xennex. An equivalent cash payment may be made to Xennex instead of the work commitment.

During the year, the Company has spent $4,235 (2004 - $3,938) in acquisition costs and $20,018 (2004 - $Nil) in exploration costs consisting of a grid installation, conducting a magnetic survey, prospecting, and a selective soil-sampling program.

The Company is also responsible to maintain the mineral claims in good standing by paying all the necessary rents, taxes and filing fees associated with the Property. As of year-end, the Company has currently met these obligations.

The Property is subject to a 3% Net Smelter Return (“NSR”). The NSR can be reduced to 1.5% upon payment to Xennex of CDN$1,000,000 at any time.

4.	Capital Stock

a)	Authorized Stock

The Company has authorized 100,000,000 common shares with a par value of $0.00001 per share. Each common share entitles the holder to one vote, in person or proxy, on any matter on which action of the stockholders of the corporation is sought.

b)	Stock Issuance

Since the inception, the Company has issued 3,250,000 common shares at $0.02 per share for total proceeds of $65,000 being $33 for par value shares and $64,967 for capital in excess of par value.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Financial Statements
September 30, 2005 and 2004
Expressed in US Funds

5.	Due to Related Party

As of September 30, 2005, the Company was obligated to a director and a stockholder, for a non- interest bearing demand loan with a balance of $27,000 (2004 - $27,000).

6.	Funds Held in Trust

During the prior fiscal period, the Company signed an agreement to pay $25,000 in legal fees once the SB-2 Registration Statement has been declared effective. The Company advanced its legal counsel $15,000 which was accordingly classified as funds held in trust. The remaining balance of $10,000 was paid in December 2004. As the Registration Statement has been declared effective during the year, the entire $25,000 has been expensed as a professional fees.

7.	New Accounting Pronouncements

Recent accounting pronouncements that are listed below did and/or are not currently expected to have a material effect on the Company’s financial statements.

FASB Statements:

  Number 145, Rescission of FASB Statement No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections;

  Number 146, Accounting for Costs Associated with Exit or Disposal Activities;

  Number 147, Acquisitions of Certain Financial Institutions – An amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9;

  Number 148, Accounting for Stock-Based Compensation – Transition and Disclosure – an amendment of FASB Statement No. 123;

  Number 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities;

  Number 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity;

  Number 151, Inventory Costs – an amendment of ARB No. 43, Chapter 4;

  FAS 153, Exchanges of Nonmonetary Assets;

  FAS 154, Accounting Changes and Error Corrections.

FASB Interpretations:

  Number 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others – and Interpretation of FASB Statements No. 5, 57, and 107 and rescission of FASB Interpretation No. 34;

  Number 46, Consolidation of Variable Interest Entities – an Interpretation of ARB No. 51.

ELECTRUM MINING LIMITED

(An Exploration Stage Company)

INTERIM FINANCIAL STATEMENTS

JUNE 30, 2006

Expressed in US Funds

Unaudited

Electrum Mining Limited	Statement 1
(An Exploration Stage Company)
Interim Balance Sheet
Expressed in US Funds

		As at
	As at	September 30,
	June 30, 2006	2005
ASSETS	(Unaudited)	(Audited)
Current
Cash and cash equivalents	$11,078	$26,728
Prepaid expenses	-	1,708
	$11,078	$28,436

LIABILITIES

Current
Accounts payable	$-	$2,573
Accrued liabilities	2,500	5,000
Due to related party (Note 5)	-	27,000
	2,500	34,573

Going Concern (Note 1)

STOCKHOLDERS’ EQUITY (DEFICIENCY)

Capital Stock (Note 4)
Authorized:
100,000,000 common shares, $0.00001 par value
Issued and outstanding shares:
3,250,000 common shares – Statement 3	33	33

Capital in excess of par value – Statement 3	64,967	64,967
Comprehensive income – Statement 3	1,410	1,466
Deficit accumulated during the exploration stage – Statement 3	(57,832)	(72,603)
Equity (Deficit) – Statement 3	8,578	(6,137)
	$11,078	$28,436

- See Accompanying Notes -

Electrum Mining Limited	Statement 2
(An Exploration Stage Company)
Interim Statements of Operations
Expressed in US Funds
Unaudited

					Cumulative
					from
	Three-month		Nine-month		Inception
	periods ended		periods ended		(August 4,
	June 30		June 30		2004) to
					June 30,
	2006	2005	2006	2005	2006

Expenses
Mineral property costs (recovery)	$(26,717)	$252	$(25,353)	$252	$2,837
(Note 3)
Professional fees	2,387	2,223	10,503	33,192	52,098
Interest and bank charges	(13)	(31)	(56)	285	241
Office and supplies	-	245	-	426	426
Transfer agent fees	50	885	135	2,095	2,230
Foreign exchange loss (gain)	-	(306)	-	(355)	-

Earnings (Loss) for the period	$24,293	$(3,268)	$14,771	$(35,895)	$(57,832)

Basic and diluted earnings (loss)
per share	$0.01	$(0.00)	$0.00	$(0.02)

Weighted Average Number of
Shares Outstanding	3,250,000	3,055,556	3,250,000	1,508,272

- See Accompanying Notes -

Electrum Mining Limited	Statement 3
(An Exploration Stage Company)
Interim Statements of Stockholders’ Equity
(Deficiency)
Expressed in US Funds
Unaudited

				Deficit
			Capital in	Accumulated
			Excess of	During the
	Common Shares		Par	Exploration	Comprehensive
	Shares	Amount	Value	Stage	Income	Total

Inception – August 4, 2004	-	$-	$-	$-	$-	$-
Common shares issued
for cash at $0.02 per
share	500,000	5	9,995	-	-	10,000
Loss for the period	-	-	-	(6,462)	-	(6,462)

Balance –
September 30, 2004
(audited)	500,000	5	9,995	(6,462)	-	3,538
Common shares issued
for cash at $0.02 per
share	2,750,000	28	54,972	-	-	55,000
Loss for the year	-	-	-	(66,141)	-	(66,141)
Foreign currency
translation
adjustment	-	-	-	-	1,466	1,466

Balance –
September 30, 2005
(audited)	3,250,000	$33	$64,967	$(72,603)	$1,466	$(6,137)
Loss for the period	-	-	-	(4,218)	-	(4,218)
Foreign currency
translation
adjustment	-	-	-	-	17	17

Balance –
December 31, 2005
(unaudited)	3,250,000	$33	$64,967	$(76,821)	$1,483	$(10,338)
Loss for the period	-	-	-	(5,304)	-	(5,304)
Foreign currency
translation
adjustment	-	-	-	-	(50)	(50)

Balance –
March 31, 2006
(unaudited)	3,250,000	$33	$64,967	$(82,125)	$1,433	$(15,692)
Gain(Loss) for the
period	-	-	-	24,293	-	24,293
Foreign currency
translation
adjustment	-	-	-	-	(23)	(23)

Balance –
June 30, 2006
(unaudited)	3,250,000	$33	$64,967	$(57,832)	$1,410	$8,578

- See Accompanying Notes -

Electrum Mining Limited	Statement 4
(An Exploration Stage Company)
Interim Statements of Cash Flows
Expressed in US Funds
Unaudited

	Cumulative
	from Inception
	(August 4,	Nine Months	Nine Months
	2004) to June	Ended June	Ended June
Cash Resources Provided By (Used In)	30, 2006	30, 2005	30, 2006
Operating Activities
Gain (Loss) for the period	$(57,832)	$(35,895)	$14,771
Mineral property cost recovery (Note 3)	(27,000)	-	(27,000)
Changes in operating assets and liabilities:
Prepaid expenses	-	(7,908)	1,708
Funds held in trust	-	15,000	-
Accounts payable	-	-	(2,573)
Accrued liabilities	2,500	(1,000)	(2,500)
	(82,332)	(29,803)	(15,594)

Financing Activities
Advance from related party (Note 5)	27,000	-	-
Issuance of capital stock	65,000	55,000	-
	92,000	55,000	-

Foreign Currency Translation Adjustment	1,410	-	(56)
Net Increase in Cash and Cash Equivalents	11,078	25,197	(15,650)
Cash and cash equivalents position – Beginning of period	-	18,038	26,728
Cash and Cash Equivalents Position – End of Period	$11,078	$42,235	$11,078

Supplemental Cash Flow Disclosure
Cash paid for interest	$-	$-	$-
Cash paid for income taxes	$-	$-	$-

- See Accompanying Notes -

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Interim Financial Statements
June 30, 2006
Expressed in US Funds
Unaudited

1.	Organization and Going Concern

The Company is a Nevada corporation incorporated on August 4, 2004 and is based in Vancouver, British Columbia, Canada.

The Company is an exploration stage company that engages principally in the acquisition, exploration and development of mineral properties. During the prior fiscal period, the Company acquired a 100% interest in 20 mineral mining claims in the Dawson Mining Division of the Yukon Territories, Canada and has not yet determined whether this property contains reserves that are economically recoverable. This property has since been divested as of June 30, 2006 (Note 3) . To date, the Company’s activities have been limited to its formation and the raising of equity capital and exploration activities.

Going Concern and Liquidity Considerations

The accompanying unaudited interim financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. For the nine month period ended June 30, 2006, the Company had an accumulated deficit of $57,832. The Company intends to fund operations through equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the year ending September 30, 2006.

The ability of the Company to emerge from the exploration stage is dependent upon, among other things, obtaining additional financing to continue operations.

In response to these issues, management intends to raise additional funds through public or private placement offerings and participation in a merger agreement (Note 6) .

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying unaudited interim financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.	Significant Accounting Policies

	a)	Basis of Presentation

The accounting and reporting policies of the Company conform to United States generally accepted accounting principles applicable to exploration stage companies.

	b)	Fiscal Period

The Company’s fiscal year end is September 30.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Interim Financial Statements
June 30, 2006
Expressed in US Funds
Unaudited

2.	Significant Accounting Policies - Continued

	c)	Use of Estimates

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s periodic filings with the Securities and Exchange Commission include, where applicable, disclosures of estimates, assumptions, uncertainties and markets that could affect the financial statements and future operations of the Company.

	d)	Cash and Cash Equivalents

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from date of purchase, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value.

	e)	Mineral Property Costs

The Company has been in the exploration stage since its formation in August 4, 2004 and has not yet realized any revenue from its planned operations. It is primarily engaged in the acquisition, exploration and development of mining properties. Mineral property acquisition and exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property, are capitalized. Such costs will be depreciated using the units- of-production method over the estimated life of the probable reserve.

	f)	Asset Retirement Obligations

The Company has adopted Statement of Financial Accounting Standards (“SFAS”) No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is a cost by increasing the carrying amount of the related long-lived asset.

Over time, the liability is accreted to its present value, and the capitalized cost is depreciated over the useful life of the related obligation for its recorded amount or incurs a gain or loss upon settlement.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Interim Financial Statements
June 30, 2006
Expressed in US Funds
Unaudited

2.	Significant Accounting Policies – Continued

	g)	Fair Value of Financial Instruments and Derivative Financial Instruments

The Company has adopted Statement of Financial Accounting Standards (“SFAS”) Number 119, “Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments.” The carrying amounts of cash and cash equivalents, accounts payable and amount due to related party approximate their fair values because of the short maturity of these items. Certain fair value estimates may be subject to and involve, uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. The Company does not hold or issue financial instruments for trading purposes, nor does it utilize derivative instruments in the management of its foreign exchange, commodity price or interest rate market risks.

	h)	Segmented Reporting

SFAS Number 131, “Disclosure About Segments of an Enterprise and Related Information”, changed the way public companies report information about segments of their business in their quarterly reports issued to shareholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company presently operates only in Canada.

	i)	Income Taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS Number 109, “Accounting for Income Taxes”, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

	j)	Earnings (Loss) per Share

The Company has adopted Financial Accounting Standards Board (“FASB”) Statement Number 128, “Earnings per Share,” (“EPS”) which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic earnings (loss) per share is computed by dividing net income/loss by the weighted average number of shares of common stock outstanding during the period.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Interim Financial Statements
June 30, 2006
Expressed in US Funds
Unaudited

2.	Significant Accounting Policies – Continued

	k)	Risks and Uncertainties

The Company operates in the resource exploration industry that is subject to significant risks and uncertainties, including financial, operational, technological and other risks associated with operating a resource exploration business, including the potential risk of business failure.

	l)	Foreign Currency Translations

The Company’s functional currency is the Canadian dollar. The Company’s reporting currency is the U.S. dollar. All transactions initiated in Canadian dollars are translated into U.S. dollars in accordance with SFAS No. 52 "Foreign Currency Translation" as follows:

		i)	Monetary assets and liabilities at the rate of exchange in effect at the balance sheet date;

		ii)	Equity at historical rates; and

		iii)	Revenue and expense items at the average rate of exchange prevailing during the period.

Adjustments arising from such translations are deferred until realization and are included as a separate component of stockholders’ equity (deficiency) as a component of comprehensive income or loss. Therefore, translation adjustments are not included in determining net income (loss) but reported as other comprehensive income (loss).

For foreign currency transactions, the Company translates these amounts to the Company’s functional currency at the exchange rate effective on the invoice date. If the exchange rate changes between the time of purchase and the time actual payment is made, a foreign exchange transaction gain or loss results which is included in determining net income (loss) for the period.

	m)	Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and cash equivalents and amount due to related party. The Company places its cash and cash equivalents with financial institutions of high credit worthiness. At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits.

	n)	Derivative Financial Instruments

The Company was not a party to any derivative financial instruments during the reported fiscal period.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Interim Financial Statements
June 30, 2006
Expressed in US Funds
Unaudited

2.	Significant Accounting Policies – Continued

	o)	Stock-Based Compensation

Effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment” , which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123(R), stock-based compensation cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employees’ requisite service period (generally the vesting period of the equity grant). Before January 1, 2006, the Company accounted for stock-based compensation to employees in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” and complied with the disclosure requirements of SFAS No. 123, “Accounting for Stock-Based Compensation” . The Company adopted FAS 123(R) using the modified prospective method, which requires the Company to record compensation expense over the vesting period for all awards granted after the date of adoption, and for the unvested portion of previously granted awards that remain outstanding at the date of adoption. Accordingly, financial statements for the periods prior to January 1, 2006 have not been restated to reflect the fair value method of expensing share-based compensation. Adoption of SFAS No. 123(R) does not change the way the Company accounts for share-based payments to non- employees, with guidance provided by SFAS 123 (as originally issued) and Emerging Issues Task Force Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” .

	p)	Comprehensive Income (Loss)

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. For the six month period ended March 31, 2006, the only item included in comprehensive income is the foreign currency translation adjustment.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Interim Financial Statements
June 30, 2006
Expressed in US Funds
Unaudited

3.	Mineral Property Costs

By agreement dated September 30, 2004 with Xennex Development Corporation (“Xennex”), the Company acquired an option to earn a 100% interest in certain properties consisting of 20 unpatented mineral claims, known as the Blue and Bell property (“the Property”) located in the Dawson Mining Division of the Yukon Territories, Canada.

Upon execution of the agreement, Xennex transferred 100% interest in the mineral claims to a director and officer of the Company in trust for the Company for CDN$50,000 (CDN $10,000 paid).

On June 29, 2006, the Board of Directors agreed to divest the Company of the mineral claims. All rights under the Mineral Claim Purchase Agreement were transferred and assigned to and assumed by the Company’s President. Electrum will not be required to make any further payments to Xennex. Further, the President has agreed to assume any and all responsibilities, obligations, commitments and liabilities pertaining to the Mineral Property Agreement. In consideration of this, a $27,000 loan payable to a director of the Company was satisfied. This amount was applied as a reduction to the mineral property costs. Therefore, our statements reflect a one time gain on recovery of mineral property costs.

4.	Capital Stock

	a)	Authorized Stock

The Company has authorized 100,000,000 common shares with a par value of $0.00001 per share. Each common share entitles the holder to one vote, in person or proxy, on any matter on which action of the stockholders of the corporation is sought.

	b)	Stock Issuance

Since inception, the Company has issued 3,250,000 common shares at $0.02 per share for total proceeds of $65,000 being $33 for par value shares and $64,967 for capital in excess of par value.

5.	Due to Related Party

As of June 30, 2006, the Company was no longer obligated to a director and a stockholder, for a non- interest bearing demand loan (2005 - $27,000). During the period, the director agreed to cancel the $27,000 owing to him by the Company, in consideration of the cancellation of mining claims that were reverted back to the President.

Electrum Mining Limited
(An Exploration Stage Company)
Notes to Interim Financial Statements
June 30, 2006
Expressed in US Funds
Unaudited

6.	Subsequent Events

On July 7, 2006, the Company entered into an Agreement and Plan of Merger with Crosspoint Energy, LLC (“Crosspoint”), a Texas limited liability company involved in the exploration and exploration of oil and gas properties. The merger agreement is subject to certain conditions, including

A reverse share split of the Company whereby there is one new for 2.379 old common shares to an aggregate of 1,365,957 shares of common stock.

The Company will issue to the Crosspoint equity holders 21,400,000 shares of common stock, to which this will amount to a post reverse split holdings of 94% of the total number of shares of the Company’s common stock.

As part of this Merger transaction the Company’s existing mining claims were turned back to the Company’s President in consideration of the cancellation of $27,000 owed to an officer and director of the Company. As of signing this merger agreement the Secretary and Director resigned from the Company, thus, leaving the President the sole Officer and Director.

This Merger may be terminated by either party if not completed within 120 days, from July 7, 2006.

7.	New Accounting Pronouncements

Recent accounting pronouncements that are listed below did and/or are not currently expected to have a material effect on the Company’s financial statements.

FASB Statements:

Number 151, Inventory Costs – an amendment of ARB No. 43, Chapter 4;
FAS 153, Exchanges of Nonmonetary Assets;
FAS 154, Accounting Changes and Error Corrections.
FAS 155, Accounting for Certain Hybrid Financial Instruments.
FAS 156, Accounting for Servicing of Financial Assets.

MERGER AGREEMENT

among

ELECTRUM MINING LIMITED

CROSSPOINT ACQUISITION COMPANY

and

CROSSPOINT ENERGY, LLC

_____________

July 7, 2006

MERGER AGREEMENT

          This Merger Agreement (this “Agreement”) is made as of July 7, 2006, between and among Electrum Mining Limited, a Nevada corporation (“Electrum”), CrossPoint Acquisition Company, a Nevada corporation and a wholly-owned subsidiary of Electrum (the “Acquisition Corporation”), and CrossPoint Energy, LLC, a Texas limited liability company (the “CrossPoint”).

          The board of directors and stockholders of the Acquisition Corporation and CrossPoint have authorized and approved the merger of CrossPoint with and into the Acquisition Corporation in accordance with the provisions of this Agreement.

          NOW, THEREFORE, intending to be legally bound and in consideration of the mutual provisions of this Agreement and other consideration, the value, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
DEFINITIONS AND CONSTRUCTION

          1.1      Definitions. For the purposes of this Agreement, the following terms have the meanings specified in this Section:

          “Affiliate” means, with respect a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the Person specified. In addition to the foregoing, if the specified Person is an individual, the term “Affiliate” also includes (a) the individual’s spouse, (b) the members of the immediate family (including parents, siblings and children) of the individual or of the individual’s spouse and (c) any corporation, limited liability company, general or limited partnership, trust, association or other business or investment entity that directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with any of the foregoing individuals. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          “Ancillary Agreements” means the Escrow Agreement and the Subscription Agreements.

          “Claim Transfer Agreement” means that certain Claim Transfer and Indemnification Agreement, dated the Closing Date, in a form agreed upon by Electrum and CrossPoint that transfers all the mining claims held by Electrum to Douglas Scheving.

          “Closing Net Working Capital” means (a) all current assets of the Electrum Companies arising in the ordinary course of business minus (b) all current Liabilities of

1

the Electrum Companies, in each case calculated as of the close of business on the Closing Date in accordance with GAAP, consistently applied.

          “Code” means the Internal Revenue Code of 1986.

          “Common Stock” means the Common Stock, par value $.001 per share, of Electrum.

          “Confidential Information” means any information, in whatever form or medium, concerning the business or affairs of any of the CrossPoint Companies.

          “Contract” means any contract, agreement, lease, license, commitment, understanding, franchise, warranty, guaranty, mortgage, note, bond, option, warrant, right or other instrument or consensual obligation, whether written or oral.

          “CrossPoint Companies” means, collectively, CrossPoint and its Subsidiaries.

          “CrossPoint Holdings” means CrossPoint Energy Holdings, LLC, a Texas limited liability company and a wholly owned Subsidiary of CrossPoint.

          “CrossPoint Investor Warrant” means that certain Warrant issued by CrossPoint to each Investor in connection with the Private Placement.

          “CrossPoint Investor Note” means that certain 8.0% Convertible Note issued by CrossPoint to each Investor in connection with the Private Placement.

          “CrossPoint Units” means the company membership Units of CrossPoint.

          “Electrum Companies” means, collectively, Electrum and its Subsidiaries, including the Acquisition Corporation.

          “Electrum Disclosure Schedule” means the disclosure schedule delivered pursuant to Article 4 by Electrum to CrossPoint concurrently with the execution and delivery of this Agreement.

          “Electrum Material Adverse Effect” an event, violation, inaccuracy, circumstance or other matter will be deemed to have a “Electrum Material Adverse Effect” on Electrum if such event, violation, inaccuracy, circumstance or other matter has or could reasonably be expected to have a material adverse effect on the business, properties, assets, financial condition, results of operations or business prospects Electrum taken as a whole.

          “Electrum Plan” means any “employee benefit plan” (as defined in Section 3(3) of ERISA) for the benefit of any current or former director, officer, employee or consultant of Electrum or any ERISA Affiliate, or with respect to which Electrum or any ERISA Affiliate has or may have any Liability, including any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), any Pension Plan, any Title IV Plan, any Multiemployer Plan and any other written or oral plan, Contract or arrangement

2

involving direct or indirect compensation or benefits, including insurance coverage, severance or other termination pay or benefits, change in control, retention, performance, holiday pay, vacation pay, fringe benefits, disability benefits, pension, retirement plans, profit sharing, deferred compensation, bonuses, stock options, stock purchase, restricted stock or stock units, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation, maintained or contributed to by Electrum or any ERISA Affiliate (or that has been maintained or contributed to in the last six years by Electrum or any ERISA Affiliate) for the benefit of any current or former director, officer, employee or consultant of Electrum or any ERISA Affiliate, or with respect to which Electrum or any ERISA Affiliate has or may have any Liability.

          “Encumbrance” means any charge, claim, mortgage, servitude, easement, right of way, covenant, equitable interest, license, lease or other possessory interest, lien, option, pledge, security interest, preference, priority, right of first refusal, restriction (other than any restriction on transferability imposed by federal or state securities Laws) or other encumbrance of any kind or nature whatsoever (whether absolute or contingent).

          “Environmental Law” means any Law relating to the environment, natural resources, pollutants, contaminants, wastes, chemicals or public health and safety, including any Law pertaining to (a) treatment, storage, disposal, generation and transportation of toxic or hazardous substances or solid or hazardous waste, (b) air, water and noise pollution, (c) groundwater and soil contamination, (d) the release or threatened release into the environment of toxic or hazardous substances, or solid or hazardous waste, including, without limitation, emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals, (e) manufacture, processing, use, distribution, treatment, storage, disposal, transportation or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or oil or petroleum products or solid or hazardous waste, (f) underground and other storage tanks or vessels, abandoned, disposed or discarded barrels, containers and other closed receptacles, (g) public health and safety, and (h) the protection of wild life, marine sanctuaries and wetlands, including all endangered and threatened species.

          “ERISA” means the Employee Retirement Income Security Act of 1974.

          “ERISA Affiliate” means any other Person that, together with Electrum, would be treated as a single employer under Section 414 of the Code.

          “GAAP” means generally accepted accounting principles for financial reporting in the United States, as in effect as of the date of this Agreement.

          “Grove” means Grove CrossPoint Investments, LLC, a Delaware limited liability company, the sole manager of which is Peter G. Geddes.

          “Governmental Authority” means any (a) nation, region, state, county, city, town, village, district or other jurisdiction, (b) federal, state, local, municipal, foreign or other government, (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department or other entity and any court or

3

other tribunal), (d) multinational organization or (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

          “Governmental Authorization” means any approval, consent, ratification, waiver, license, permit, registration or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

          “Hazardous Material” means any waste or other substance that is listed, defined, designated or classified as, or otherwise determined to be, hazardous, radioactive or toxic or a pollutant or a contaminant under any Environmental Law, including any admixture or solution thereof, and including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

          “Information Statement” means a written information statement that complies with the requirements of Schedule 14C under the Exchange Act notifying each stockholder of Electrum of the taking of actions in connection with the Merger and the other transactions contemplated hereby without a meeting of the stockholders, in form and substance reasonably satisfactory to CrossPoint.

          “Intellectual Property” means any intellectual property owned, used or licensed (as licensor or licensee) by any Person, including (a) business names, assumed business names and corporate names, (b) patents, patent disclosures, trademarks, service marks, trade dress, trade names, logos, copyrights and mask works, and all registrations, applications and goodwill associated with the foregoing, (c) computer software (including source and object codes), databases, data models or structures, algorithms, system architectures and related documentation, data and manuals, (d) trade secrets, know-how and confidential business information (including information concerning products, product specifications, data, formulae, compositions, designs, sketches, photographs, graphs, drawings, samples, inventions, discoveries, ideas, past, current, and planned research and development, current and planned methods and processes, client and customer lists and files, current and anticipated client and customer requirements, vendor and supplier lists and files, price lists, market studies, business plans, business opportunities and financial data), (e) rights in Internet web sites and domain names and (f) rights in electronic mail addresses and in telephone, facsimile, cable or similar numbers.

          “Investment Documents” means the Securities Purchase Agreements and those certain CrossPoint Investor Warrants entered into by CrossPoint and each Investor to effect the Private Placement.

          “Investor” means a Person that executed the Investment Documents and invested in CrossPoint through the Private Placement.

          “IRS” means the Internal Revenue Service and, to the extent relevant, the Department of Treasury.

4

          “Judgment” means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Authority or arbitrator.

          “Knowledge” means (a) with respect to Electrum Companies, the actual knowledge after reasonable investigation of any of Peter G. Geddes, Douglas Scheving, Lloyd Dedemus, and Carina Neumann; and (b) with respect to the CrossPoint Companies, the actual knowledge after reasonable investigation of any of Daniel F. Collins.

          “Law” means any constitution, law, statute, treaty, rule, regulation, ordinance, code, binding case law, principle of common law or notice of any Governmental Authority.

          “Liability” includes liabilities, debts or other obligations of any nature, whether known or unknown, absolute, accrued, contingent, liquidated, unliquidated or otherwise, due or to become due or otherwise, and whether or not required to be reflected on a balance sheet prepared in accordance with GAAP.

          “Loss” means any loss, damage, fine, penalty, expense (including reasonable attorneys’ or other professional fees and expenses and court costs), injury, diminution of value, Liability, Tax, Encumbrance or other cost, expense or adverse effect whatsoever, whether or not involving a third party claim.

          “Note Release” means the Release, dated the Closing Date, in a form agreed upon by Electrum and CrossPoint that releases any and all obligations of Electrum to Lloyd Dedemus with respect to any and all advances made to Electrum or other indebtedness owed to Mr. Dedemus, including the $27,000 advanced by Mr. Dedemus to Electrum pursuant to an oral agreement prior to the Closing Date.

          “Occupational Safety and Health Law” means any Law designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (such as those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions other than an Environmental law.

          “Person” means an individual or an entity, including a corporation, limited liability company, general or limited partnership, trust, association or other business or investment entity, or any Governmental Authority.

          “PetroBridge Participation Agreements” means those certain Participation Agreements dated September 2, 2005 by and between CrossPoint Holdings and D.B. Zwirn Special Opportunities Fund, L.P. and Drawbridge Special Opportunities Fund LP, respectively.

          “Principal Exchange” means the principal stock exchange, market or quotation system upon which the Common Stock is traded, listed or reported. If the Common Stock is traded, listed or reported on more than one stock exchange, market or quotation system, then the Principal Exchange shall be the most preferential of the following, in

5

descending order of preference: (1) New York Stock Exchange, (2) American Stock Exchange, (3) Nasdaq Stock Market National Market System, (4) Nasdaq Stock Market Small Cap System, (5) OTC Bulletin Board, (6) any regional registered stock exchange selected by the board of directors of Electrum, (7) any other exchange, market or quotation system selected by the board of directors of Electrum.

          “Proceeding” means any action, arbitration, audit, examination, investigation, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, and whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

          “Securities Purchase Agreement” means that certain Securities Purchase Agreement entered into by CrossPoint and each Investor to effect the Private Placement.

           “Subsidiary” means, with respect to a specified Person, any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the specified Person or one or more of its Subsidiaries.

          “Tax” means (a) any federal, state, local, foreign and other tax, charge, fee, duty (including customs duty), levy or assessment, including any income, gross receipts, net proceeds, alternative or add-on minimum, corporation, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, profits, occupational, premium, interest equalization, windfall profits, severance, license, registration, payroll, environmental (including taxes under Section 59A of the Code), capital stock, capital duty, disability, estimated, gains, wealth, welfare, employee’s income withholding, other withholding, unemployment and social security or other tax of whatever kind (including any fee, assessment and other charges in the nature of or in lieu of any tax) that is imposed by any Governmental Authority, (b) any interest, fines, penalties or additions resulting from, attributable to, or incurred in connection with any items described in this paragraph or any related contest or dispute and (c) any items described in this paragraph that are attributable to another Person but that Electrum is liable to pay by Law, by Contract or otherwise, whether or not disputed.

          “Tax Return” means any report, return, declaration, claim for refund, or information return or statement related to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

          “Trading Day” means any day that the Principal Exchange is available for trading Common Stock.

6

          1.2      Additional Defined Terms. For purposes of this Agreement, the following terms have the meanings specified in the indicated Section of this Agreement:

Defined Term	Section
Acquisition Corporation	Preamble
Agreement	Preamble
Articles of Merger	3.2
Certificate	2.10
Claim Notice	9.2(a)
Closing	3.1
Closing Date	3.1
CrossPoint	Preamble
CrossPoint Member	3.2(a)
Effective Time	2.2
Electrum	Preamble
Electrum Intellectual Property	4.14(a)
Escrow Agent	3.2(a)
Escrow Agreement	3.2(a)
Escrow Shares	3.2(b)
Exchange Act	4.5
FCPA	4.20(e)
Financial Statements	4.6
Last Balance Sheet	4.10
Market Value	9.2(f)
Merger	2.1
Merger Consideration	2.7
NRS	2.1
Objection Notice	9.2(b)
Pre-Closing Period	6.1
Private Placement	7.2(f)
Restricted Persons	6.7(a)
SEC	4.5
SEC Documents	4.5
Securities Act	4.4(c)
Subscription Agreements	3.2(a)
Surviving Corporation	2.1

          1.3      Construction. Any reference in this Agreement to an “Article,” “Section,” “Exhibit” or “Schedule” refers to the corresponding Article, Section, Exhibit or Schedule of or to this Agreement, unless the context indicates otherwise. The table of contents and the headings of Articles and Sections are provided for convenience only and are not intended to affect the construction or interpretation of this Agreement. All words used in this Agreement should be construed to be of such gender or number as the circumstances require. The term “including” means “including without limitation” and is intended by way of example and not limitation. Any reference to a statute refers to the statute, any amendments or successor legislation, and all regulations promulgated under or implementing the statute, as in effect at the relevant time. Any

7

reference to a Contract or other document as of a given date means the Contract or other document as amended, supplemented and modified from time to time through such date.

ARTICLE II
THE MERGER

          2.1      The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, CrossPoint will be merged (the “Merger”) with and into the Acquisition Corporation in accordance with the provisions of the Nevada Revised Statutes (the “NRS”). Following the Merger, the Acquisition Corporation will continue as the surviving corporation (the “Surviving Corporation”) and the separate existence of CrossPoint as a limited liability company will cease.

          2.2      Effective Time. The Merger will be consummated by the filing of the Articles of Merger with the Secretary of State of the State of Nevada in accordance with Section 92A.100 of the NRS. The time the Merger becomes effective in accordance with Section 92A.100 of the NRS is referred to in this Agreement as the “Effective Time.”

          2.3      Effects of the Merger. The Merger will have the effects set forth in the NRS. Without limiting the generality of the foregoing, as of the Effective Time, all properties, rights, privileges, powers and franchises of CrossPoint and the Acquisition Corporation will vest in the Surviving Corporation and all debts, liabilities and duties of CrossPoint and the Acquisition Corporation will become debts, liabilities and duties of the Surviving Corporation.

          2.4      Certificate of Incorporation and Bylaws. At the Effective Time, the Certificate of Incorporation and Bylaws of the Acquisition Corporation will be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

          2.5      Directors. The directors of the Acquisition Corporation at the Effective Time will be Ronald D. Ormond, John A. Bailey, David C. Bradshaw, Daniel F. Collins, Richard K. Hebert and Jeffrey A. Krakos, who will hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation or as otherwise provided by law.

          2.6      Officers. The officers of the Surviving Corporation at the Effective Time will be the Persons holding the offices set forth below, who will hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation or as otherwise provided by law.

Daniel F. Collins	President and Chief Executive Officer

Jeffrey A. Krakos	Executive Vice President

Margaret Coughlin	Controller and Secretary

          2.7      Consideration for CrossPoint Units. Each CrossPoint Unit issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without

8

any action on the part of the holder thereof, be canceled and converted into the right to receive, upon the surrender of the certificate formerly representing such CrossPoint Unit to the Surviving Corporation, one share of Common Stock (the “Merger Consideration”).

          2.8      Consideration for Termination of Participation Agreements. PetroBridge will cause D.B. Zwirn Special Opportunities Fund, L.P. and Drawbridge Special Opportunities Fund LP to execute and deliver Termination Agreements of the Participation Agreements and, as consideration for the execution and delivery of such Termination Agreements, Electrum will issue and deliver to D.B. Zwirn Special Opportunities Fund, L.P. and Drawbridge Special Opportunities Fund LP certificates representing 1,056,797 and 1,056,797 shares of Common Stock, respectively.

          2.9      Conversion of Acquisition Corporation Common Stock. Each share of the common stock, par value $.00001 per share, of the Acquisition Corporation issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of the common stock, par value $.00001 per share, of the Surviving Corporation.

          2.10      Exchange of Certificates. From and after the Effective Time, each holder of a certificate that immediately prior to the Effective Time represented outstanding CrossPoint Units (a “Certificate”) will be entitled to receive, in exchange therefor and upon surrender thereof to the Surviving Corporation, a new certificate that represents the Merger Consideration issuable to the previous holder of the CrossPoint Units evidenced by such Certificate.

          2.11      No Rights as Member. From and after the Effective Time, the holders of Certificates will cease to have any rights as a member of CrossPoint except as otherwise provided in this Agreement or by applicable Law and the Surviving Corporation will be entitled to treat each Certificate that has not yet been surrendered for exchange solely as evidence of the right to receive the Merger Consideration.

          2.12      Rights of Stockholder. From and after the Effective Time, each recipient of Merger Consideration will be entitled to the rights of a stockholder of Electrum.

          2.13      Escheat. Neither Electrum nor the Surviving Corporation will be liable to any former holder of CrossPoint Member Units for any portion of the Merger Consideration delivered to any public official pursuant to any applicable abandoned property, escheat or similar law. In the event any Certificate has not been surrendered for exchange prior to the second anniversary of the Closing Date, or prior to such earlier date as of which such Certificate or the Merger Consideration payable upon the surrender thereof would otherwise escheat to or become the property of any governmental entity, then the Merger Consideration otherwise payable upon the surrender of such Certificate will, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all rights, interests and adverse claims of any person.

          2.14      Assumption of Investment Documents. At the Effective Time, Electrum shall assume the obligations of CrossPoint under the Investment Documents.

9

          2.15      Investor Notes and Warrants. Upon the surrender of the CrossPoint Investor Notes and CrossPoint Investor Warrants at or after the Effective Time, Electrum will issue a new note and new warrant to each holder thereof with substantially identical terms as the CrossPoint Investor Notes and CrossPoint Investor Warrants.

ARTICLE III
CLOSING

          3.1      Closing. Subject to Article 8, the consummation of the Merger and the other transactions contemplated by this Agreement (the “Closing”) will take place at the offices of Patton Boggs LLP, 2001 Ross Avenue, Suite 3000, Dallas, Texas 75201, at 10:00 a.m., local time, on the third business day after which the last of the conditions set forth in Article 7 has been satisfied or waived in writing (except for conditions which in accordance with their terms must be satisfied at the Closing) or such other date as Electrum and CrossPoint may mutually agree upon in writing. The date upon which the Closing actually occurs is referred to in this Agreement as the “Closing Date”.

          3.2      Closing Deliveries.

          (a)      At the Closing, CrossPoint will deliver or cause to be delivered:

          (i)      Articles of merger executed by CrossPoint, in accordance with Section 92A.100 of the NRS and in a form agreed upon by Electrum and CrossPoint prior to the Closing Date (the “Articles of Merger”);

          (ii)      Certificates evidencing all outstanding CrossPoint Units as of the Closing Date;

          (iii)      A certificate, dated as of the Closing Date, executed by an officer of CrossPoint confirming the satisfaction of the conditions specified in Sections 7.1(a) and 7.1(b);

          (iv)      An escrow agreement (the “Escrow Agreement”) dated as of the Closing Date, by and among Mellon Bank Escrow Services, Inc., as escrow agent (the “Escrow Agent”), CrossPoint, Electrum, the Acquisition Corporation, and Grove, executed by CrossPoint, in a form agreed upon by Electrum and CrossPoint prior to the Closing Date;

          (v)      A subscription agreement (the “Subscription Agreements”) with respect to the exchange of the CrossPoint Units for the Merger Consideration, executed by each member of CrossPoint (each a “CrossPoint Member”);

          (vi)      A certificate in a form agreed upon by Electrum and CrossPoint prior to the Closing Date of the secretary or assistant secretary of CrossPoint dated as of the Closing Date and attaching (A) CrossPoint’s certificate of organization and all amendments thereto, certified by the Secretary of State of Texas (B) CrossPoint’s regulations and all amendments thereto, (C) a certificate

10

of good standing of CrossPoint certified by the Secretary of State of Texas and (D) all resolutions of the Board of Managers of CrossPoint relating to this Agreement and the transactions contemplated by this Agreement;

          (vii)      An opinion of Patton Boggs LLP, counsel to CrossPoint, dated the Closing Date, in a form agreed upon by Electrum and CrossPoint prior to the Closing Date.

          (b)      At the Closing, Electrum and the Acquisition Corporation will deliver or cause to be delivered:

          (i)      The Articles of Merger, executed by the Acquisition Corporation;

          (ii)      Certificates representing the Merger Consideration, to the CrossPoint Members;

          (iii)      A certificate, dated as of the Closing Date, executed by Electrum and the Acquisition Corporation confirming the satisfaction of the conditions specified in Sections 7.2(a) and 7.2(b);

          (iv)      The Escrow Agreement, executed by Electrum, the Acquisition Corporation, and Grove;

          (v)      Certificates representing 546,383 shares of Common Stock (the “Escrow Shares”) comprising 40.0% of the shares held by Grove to the Escrow Agent pursuant to the terms of the Escrow Agreement;

          (vi)      Approximately 21,400,000 shares of Common Stock comprising the Merger Consideration, to the Members;

          (vii)      A certificate in a form agreed upon by Electrum and CrossPoint prior to the Closing Date of the Secretary or Assistant Secretary of each of the Electrum Companies and attaching (A) the certificate of incorporation and all amendments thereto of each of the Electrum Companies, certified by the Secretary of State of the State of Nevada, (B) the bylaws and all amendments thereto of each of the Electrum Companies, (C) a certificate of good standing of each of the Electrum Companies certified by the Secretary of State of the State of Nevada, and (D) all resolutions of the board of directors of each of the Electrum Companies relating to this Agreement and the transactions contemplated by this Agreement.

          (viii)      An opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to Electrum, dated the Closing Date, in a form agreed upon by Electrum and CrossPoint prior to the Closing Date.

          (ix)      The Claim Transfer Agreement, executed by the parties thereto.

          (x)      The Note Release, executed by the parties thereto.

11

          (c)      At the Closing, the Escrow Agent will deliver or cause to be delivered the Escrow Agreement, executed by the Escrow Agent.

          3.3      Amendment and Restatement of Certificate of Incorporation and Bylaws of Electrum. Upon the Closing, (a) the Certificate of Incorporation of Electrum shall be amended and restated to read as set forth in Exhibit A attached hereto, and (b) the bylaws of Electrum shall be amended and restated to read as set forth in Exhibit B attached hereto.

          3.4      Articles of Merger. Upon the Closing, the Acquisition Corporation and CrossPoint will cause the Articles of Merger set forth as Exhibit C attached hereto to be filed with the Secretary of State of the State of Nevada.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE ELECTRUM COMPANIES

          Each of the Electrum Companies represents and warrants to CrossPoint that, except as set forth on the Electrum Disclosure Schedule:

          4.1      Organization and Good Standing. Each of the Electrum Companies is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted. Each of the Electrum Companies is duly qualified or licensed to do business and, where applicable as a legal concept, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification or licensure necessary, except where the failure to be so qualified would not have an Electrum Material Adverse Effect. Section 4.1 of the Electrum Disclosure Schedule sets forth an accurate and complete list of the jurisdiction of formation and the other jurisdictions in which each of the Electrum Companies is authorized to do business and a complete, and accurate list of the current directors and officers of each of the Electrum Companies. Electrum has delivered to CrossPoint accurate and complete copies of the certificate of incorporation and bylaws of each of the Electrum Companies, as currently in effect, and none of the Electrum Companies is in default under or in violation of any provision thereof. The Acquisition Corporation was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

          4.2      Authority and Enforceability.

          (a)      Each of the Electrum Companies has all requisite corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which any of the Electrum Companies is a party and to perform such Electrum Companies’ obligations under this Agreement and each such Ancillary Agreement. The execution, delivery and performance of this Agreement and the Ancillary Agreements have been duly authorized by all necessary action on the part of each of the Electrum Companies. Without limiting the foregoing, the board of directors of Electrum, at a meeting thereof duly called and held, has duly adopted resolutions by the requisite

12

majority vote approving this Agreement, the Merger and the other transactions contemplated hereby, determining that the terms and conditions of this Agreement, the Merger and the other transactions contemplated hereby are fair to and in the best interests of Electrum and its stockholders and recommending that the stockholders of Electrum adopt and approve this Agreement. The affirmative vote or consent of the holders of a majority of the outstanding shares of Common Stock is the only vote or consent of the stockholders of Electrum needed to approve and adopt this Agreement, the Merger and the other transactions contemplated hereby. The stockholders of Electrum, acting by written consent in accordance with the NRS and the bylaws of Electrum, have duly adopted resolutions in accordance with the foregoing voting requirements approving and adopting this Agreement, the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Electrum Companies and constitutes the legal, valid and binding obligation of each of the Electrum Companies, enforceable against each of the Electrum Companies in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. Upon the execution and delivery by each of the Electrum Companies of the Ancillary Agreements to which such Electrum Company is a party, the Ancillary Agreements will constitute the legal, valid and binding obligations of such Electrum Company, enforceable against such Electrum Company in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

          4.3      No Conflict. Neither the execution and delivery of this Agreement, nor the consummation or performance of the transactions contemplated by this Agreement, will:

          (a)      Directly or indirectly (with or without notice, lapse of time or both) conflict with, result in a breach or violation of, constitute a default (or give rise to any right of termination, cancellation, acceleration, suspension or modification of any obligation or loss of any benefit) under, constitute a change in control under, result in any payment becoming due under, result in the imposition of any Encumbrances on any share of Common Stock or any of the properties or assets of any of the Electrum Companies under, or otherwise give rise to any right on the part of any Person to exercise any remedy or obtain any relief under (i) the certificate of incorporation or bylaws of any of the Electrum Companies, or any resolution adopted by the stockholders or board of directors of any of the Electrum Companies, (ii) any Governmental Authorization or material Contract to which any of the Electrum Companies is a party or by which any of the Electrum Companies is bound or to which any of their respective properties or assets is subject or (iii) any Law or Judgment applicable to any of the Electrum Companies or any of their respective properties or assets; or

          (b)      Require any of the Electrum Companies or any stockholder of any of the Electrum Companies to obtain any consent, waiver, approval, ratification, permit, license, Governmental Authorization or other authorization of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person (other than the filing of the Certificate of Merger or other filings or consents contemplated herein).

13

          4.4      Capitalization and Ownership.

          (a)      The authorized capital stock of Electrum consists solely of 100,000,000 shares of Common Stock, of which 3,250,000 shares are issued and outstanding. No shares are reserved for issuance pursuant to any warrant, option, convertible security or any other security exercisable for or convertible into Common Stock. Section 4.4(a) of the Electrum Disclosure Schedule sets forth an accurate and complete list each registered holder of shares of Common Stock.

          (b)      The authorized capital stock of the Acquisition Corporation consists solely of 1,000 shares of common stock, par value $.00001 per share, of which 1,000 shares are issued and outstanding. No shares are reserved for issuance pursuant to any warrant, option, convertible security or any other security exercisable for or convertible into Common Stock. All of the issued and outstanding shares of common stock of the Acquisition Corporation are held by Electrum.

          (c)      Except as set forth in this Section 4.4, (i) there are no equity securities of any class of any of the Electrum Companies, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (ii) there are no options, warrants, equity securities, calls, rights or other Contracts to which any of the Electrum Companies is a party or by which any of the Electrum Companies is bound obligating any of the Electrum Companies to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of any of the Electrum Companies or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests, or obligating any of the Electrum Companies to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right, or Contract. There are no Contracts to which any of the Electrum Companies or any Stockholder or Affiliate of any of the Electrum Companies is a party or by which any of the Electrum Companies or any Stockholder or any Affiliate of any of the Electrum Companies is bound with respect to the voting (including voting trusts or proxies), registration under the United States Securities Act of 1933 (the “Securities Act”) or any foreign securities Law, or the sale or transfer (including Contracts imposing transfer restrictions) of any shares of capital stock or other equity interests of any of the Electrum Companies. No holder of indebtedness of any of the Electrum Companies has any right to convert or exchange such indebtedness for any equity securities or other securities of any of the Electrum Companies. No holders of outstanding indebtedness of any of the Electrum Companies have any rights to designate nominees for director of any of the Electrum Companies, vote for the election of directors of any of the Electrum Companies or to vote on any other matter with respect to any of the Electrum Companies.

          (d)      None of the Electrum Companies owns, controls or has any rights to acquire, directly or indirectly, any capital stock or other equity interests or debt instruments of any Person, except as set forth in Section 4.4(b) .

14

          (e)      All of the issued and outstanding shares of capital stock of the Electrum Companies are duly authorized, validly issued, fully paid, nonassessable, not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right and have been issued in compliance with all applicable Laws. Other than as required under the NRS and federal and state securities laws, no legend or other reference to any purported Encumbrance appears on any certificate representing any issued and outstanding shares of capital stock of the Electrum Companies or any equity securities of any of the Electrum Companies.

          (f)      As of the date hereof, no stockholder of Electrum has taken any action to exercise or perfect any statutory appraisal rights in connection with the Merger or any of the other transactions contemplated by this Agreement in accordance with Section 92A.380 of the NRS.

          4.5      SEC Filings. Electrum has filed all reports, schedules, forms, statements and other documents as required by the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act, the United States Securities Exchange Act of 1934 (the “Exchange Act”), and the other securities Laws of the United States and has delivered to CrossPoint all reports, schedules, forms, statements and other documents filed with the SEC (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act, the other securities Laws of the United States and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents as of such date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.6      Financial Statements. The consolidated financial statements (including the notes thereto) of Electrum (the “Financial Statements”) included in the SEC Documents are correct and complete in all material respects, are consistent with the books and records of the Acquired Companies and have been prepared in accordance with GAAP, consistently applied throughout the periods involved. The Financial Statements fairly present, in all material respects, the financial condition and the results of operations, changes in stockholder’s equity and cash flow of the Electrum Companies as of the respective dates and for the periods indicated therein, all in accordance with GAAP. No financial statements of any Person other than the Electrum Companies are required by GAAP to be included in the Financial Statements.

          4.7      Books and Records. The books of account, minute books, stock record books and other records of each of the Electrum Companies, all of which have been made available to CrossPoint, are accurate and complete in all material respects and have been maintained in accordance with sound business practices and an adequate system of internal controls. At the time of the Closing, all of such books and records will be in the possession of Electrum. The minute books of each of the Electrum Companies contain accurate and complete records of all meetings held of, and corporate action taken by, the Electrum Company’s stockholders, directors and directors’ committees, and no such meeting has been held for which minutes have not been prepared and are not contained in such minute books.

15

          4.8      Accounts Receivable. None of the Electrum Companies have any notes or accounts receivable.

          4.9      Inventories. None of the Electrum Companies have any inventories.

          4.10      No Undisclosed Liabilities. None of the Electrum Companies has any material Liability except for (a) Liabilities accrued or expressly reserved for in the most recent consolidated balance sheet of Electrum contained in the Financial Statements (the “Last Balance Sheet”); and (b) Liabilities incurred in the ordinary course of business after the date of the Last Balance Sheet which, in the aggregate, do not amount to more than $5,000.

          4.11      Absence of Certain Changes and Events. Since the date of the Last Balance Sheet, each of the Electrum Companies has conducted its business only in the ordinary course of business and there has not been any Electrum Material Adverse Effect. Without limiting the generality of the previous sentence, since the date of the Last Balance Sheet, none of the following events has taken place or occurred with respect to any of the Electrum Companies.

          (a)      No amendment to its certificate of incorporation or bylaws or other comparable charter or organizational documents;

          (b)      No change in its authorized or issued capital stock, or issuance, sale, grant, repurchase, redemption, pledge or other disposition of or Encumbrance on any shares of its capital stock or other voting securities or any securities convertible, exchangeable or redeemable for, or any options, warrants or other rights to acquire, any such securities other than the grant and exercise of options;

          (c)      No split, combination or reclassification of any of its capital stock;

          (d)      No declaration, setting aside or payment of any dividend or other distribution (whether in cash, securities or other property) in respect of its capital stock (other than dividends and distributions between Electrum and the Acquisition Corporation);

          (e)      No (i) incurrence of any indebtedness for borrowed money or guarantee of any such indebtedness of another Person, (ii) issuance, sale or amendment of any of its debt securities or warrants or other rights to acquire any of its debt securities, guarantee of any debt securities of another Person, entry into any “keep well” or other Contract to maintain any financial statement condition of another Person or entry into any arrangement having the economic effect of any of the foregoing, (iii) loans, advances or capital contributions to, or investment in, any other Person, other than between Electrum and the Acquisition Corporation, or (iv) entry into any hedging Contract or other financial agreement or arrangement designed to protect any of the Electrum Companies against fluctuations in commodities prices or exchange rates;

          (f)      No sale, lease, license, pledge or other disposition of or Encumbrance on any of its properties or assets;

16

          (g)      No acquisition (i) by merger or consolidation with, or by purchase of all or a substantial portion of the assets or any stock of, or by any other manner, any business or Person or (ii) any assets that are material to any of the Electrum Companies individually or in the aggregate;

          (h)      No damage to, or destruction or loss of, any of its assets or properties with an aggregate value to any of the Electrum Companies in excess of $5,000, whether or not covered by insurance;

          (i)      No entry into, modification, acceleration, cancellation or termination of or receipt of notice of termination of, any Contract (or series of related Contracts) which involves a total remaining commitment by or to any of the Electrum Companies of at least $5,000 or otherwise outside the ordinary course of business;

          (j)      No (i) adoption, entry into, termination or amendment of any Electrum Plan, collective bargaining agreement or employment, severance or similar Contract, (ii) increase in the compensation or fringe benefits of, or payment of any bonus to, any director, officer, employee or consultant or other independent contractor, (iii) amendment or acceleration of the payment, right to payment or vesting of any compensation or benefits, (iv) payment of any benefit not provided for as of the date of this Agreement under any Electrum Plan, (v) grant of any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan, including the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any Electrum Plans or Contracts or awards made thereunder or (vi) any action other than in the ordinary course of business to fund or in any other way secure the payment of compensation or benefits under any Electrum Plan;

          (k)      No cancellation, compromise, release or waiver of any claims or rights (or series of related claims or rights) with a value exceeding $5,000 or otherwise outside the ordinary course of business;

          (l)      No settlement or compromise in connection with any Proceeding;

          (m)      No capital expenditure or other expenditure with respect to property, plant or equipment;

          (n)      No change in accounting principles, methods or practices or investment practices, including any changes as were necessary to conform with GAAP;

          (o)      No material change in payment or processing practices or policies regarding intercompany transactions;

          (p)      No material acceleration or delay in the payment of accounts payable or other Liabilities or in the collection of notes or accounts receivable;

          (q)      No authorization of or Contract by any of the Electrum Companies to take any of the actions described in this Section 4.10.

17

          4.12      Assets. Each of the Electrum Companies has good and valid title to, or in the case of leased assets, valid leasehold interests in, all of the tangible properties and tangible assets owned, leased or operated by it, including those shown on the Last Balance Sheet or acquired after the date thereof, free and clear of any Encumbrances. Each item of tangible property is in good operating condition and repair, ordinary wear and tear excepted, and is suitable for the purposes for which it is being used. The tangible property owned or leased by each of the Electrum Companies constitutes all such property used in or necessary to conduct the businesses of the Electrum Companies as conducted as of the date of this Agreement.

          4.13      Real Property. None of the Electrum Companies owns, leases or otherwise has any interest in any real property, nor has any of the Electrum Companies ever owned any real property.

          4.14      Intellectual Property.

          (a)      Each of the Electrum Companies owns or otherwise possesses valid and legally enforceable rights to use all Intellectual Property used by the respective Electrum Companies as of the Closing Date (the “Electrum Intellectual Property”). The Electrum Intellectual Property constitutes all of the Intellectual Property used in or necessary to conduct the businesses of the Electrum Companies as conducted by the Electrum Companies.

          (b)      None of the Electrum Companies owns or otherwise possesses any patents, registered trademarks, registered copyrights, or any applications for the same. None of the Electrum Companies has licensed or otherwise granted rights in or to any of the Electrum Intellectual Property to any Person. No third party has licensed or sublicensed to any of the Electrum Companies or otherwise authorized any of the Electrum Companies to use any Intellectual Property.

         (c)      The Electrum Intellectual Property is free of all payment obligations and other Encumbrances and is not subject to any limitations or restrictions on use or otherwise. No Person has any rights in the Electrum Intellectual Property that could cause any reversion or renewal of rights in favor of that Person or termination of any Electrum Company’s rights in the Electrum Intellectual Property.

          (d)      To Electrum’s Knowledge, no Person has infringed or misappropriated any of the Electrum Intellectual Property. No Electrum Company has commenced or threatened any Proceeding, or asserted any allegation or claim, against any Person for infringement or misappropriation of the Electrum Intellectual Property or breach of any Contract involving the Electrum Intellectual Property.

          (e)      The conduct of the business of the Electrum Companies does not infringe or misappropriate any other Person’s Intellectual Property rights. No Electrum Company has received notice of any pending or threatened Proceeding or any written allegation or written claim in which any Person alleges that an Electrum Company has infringed or misappropriated any Person’s Intellectual Property rights.

18

          (f)      Each Electrum Company has taken all commercially reasonable steps necessary to protect and preserve the confidentiality of each item of Electrum Intellectual Property.

          4.15      Contracts.

          (a)      Section 4.15(a) of the Electrum Disclosure Schedule sets forth an accurate and complete list of each Contract (or group of related Contracts) to which Electrum is a party, by which Electrum is bound or pursuant to which Electrum is an obligor or a beneficiary. Other than this Agreement, the Acquisition Corporation is not and has never been a party to, bound by or an obligor or beneficiary with respect to any Contract.

          (b)      Electrum has delivered to CrossPoint an accurate and complete copy (in the case of each written Contract) or an accurate and complete written summary (in the case of each oral Contract) of each of the Contracts listed in Section 4.15(a) of the Electrum Disclosure Schedule. The Electrum Companies make the following representations with respect to each such Contract.

          (i)      The Contract is a legal, valid, binding and enforceable obligation of Electrum and, to Electrum’s knowledge, the other party or parties thereto, and is in full force and effect, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies;

          (ii)      Electrum and, to Electrum’s Knowledge, the other parties to the Contract have performed all of their respective material obligations required to be performed under the Contract as of the Closing Date;

          (iii)      Electrum is not nor, to Electrum’s Knowledge, is any other party to the Contract in breach or default under the Contract and no event has occurred that (with or without notice, lapse of time or both) would constitute a breach or default by Electrum or, to Electrum’s Knowledge, by any such other party or permit termination, cancellation, acceleration, suspension or modification of any obligation or loss of any material benefit under, result in any payment becoming due under, result in the imposition of any Encumbrances on any of the outstanding shares of Common Stock or any of the properties or assets of Electrum under, or otherwise give rise to any right on the part of any Person to exercise any remedy or obtain any relief under, the Contract, nor has Electrum given or received notice or other communication alleging the same; and

          (iv)      The Contract is not under renegotiation (nor has written demand for any renegotiation been made) and no party has repudiated any portion of the Contract.

          (c)      No director, agent, employee or consultant or other independent contractor of Electrum is a party to, or is otherwise bound by, any Contract, including any confidentiality, noncompetition or proprietary rights agreement, with any other Person that in any material manner adversely affects or will affect (i) the performance of his or

19

her duties for Electrum, (ii) his or her ability to assign to Electrum rights to any invention, improvement, discovery or information relating to the business of Electrum or (iii) the ability of Electrum to conduct its business.

          (d)      Electrum has never been a party to any Contract with any Governmental Authority or with a third party to provide products or services to any Governmental Authority.

          4.16      Tax Matters.

          (a)      All Tax Returns of the Electrum Companies required to be filed on or before the Closing Date have been timely filed in accordance with applicable Laws, and each such Tax Return is accurate and complete in all respects. Each of the Electrum Companies has timely paid all Taxes due with respect to the taxable periods covered by such Tax Returns and all other Taxes (whether or not shown as due and owing on any Tax Return). No claim has ever been made in writing to any of the Electrum Companies by a Governmental Authority in a jurisdiction where any of the Electrum Companies does not file a Tax Return that it is or may be subject to taxation by that jurisdiction. None of the Electrum Companies have requested an extension of time within which to file any Tax Return that has not since been filed.

          (b)      The Electrum Companies have and will have no additional Liability for Taxes with respect to any Tax Return which was required by applicable Laws to be filed on or before the Closing Date, other than those reflected as Liabilities in line items on the Last Balance Sheet. The amounts reflected as Liabilities in line items on the Last Balance Sheet for all Taxes are adequate to cover all unpaid Liabilities for all Taxes of the Electrum Companies, whether or not disputed, that have accrued with respect to, or are applicable to, the period ended on and including the Closing Date. Since the date of the Last Balance Sheet, no Electrum Company has incurred any Liability for Taxes arising from extraordinary gains or losses, as that term is used in GAAP.

          (c)      All Taxes that each Electrum Company is required by Law to withhold or collect, including sales and use Taxes and amounts required to be withheld or collected in connection with any amount paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, have been duly withheld or collected. To the extent required by applicable Law, all such amounts have been paid over to the proper Governmental Authority or, to the extent not yet due and payable, are held in separate bank accounts for such purpose.

          (d)      To the Electrum’s Knowledge, no federal, state, local or foreign audits or other Proceedings are pending or being conducted, nor has any Electrum Company received within the past three years any (i) notice from any Governmental Authority that any such audit or other Proceeding is pending, threatened or contemplated, (ii) request for information related to Tax matters or (iii) notice of deficiency or proposed adjustment for any material amount of Tax proposed, asserted or assessed by any Governmental Authority against any Electrum Company, with respect to any Taxes due from or with respect to any Electrum Company or any Tax Return filed by or with respect to any

20

Electrum Company. The Electrum Companies have not granted or been requested to grant any waiver of any statutes of limitations applicable to any claim for Taxes or with respect to a Tax assessment or deficiency.

          (e)      All Tax deficiencies that have been claimed, proposed or asserted in writing against any Electrum Company have been fully paid or finally settled, and no issue has been raised in writing in any examination which, by application of similar principles, could be expected to result in the proposal or assertion of a Tax deficiency for any other year not so examined.

          (f)      No position has been taken on any Tax Return with respect to the business or operations of any Electrum Company for a taxable period for which the statute of limitations for the assessment of any Taxes with respect thereto has not expired that is contrary to any publicly announced position of a taxing authority or that is substantially similar to any position which a taxing authority has successfully challenged in the course of an examination of a Tax Return of any Electrum Company.

          (g)      None of the Electrum Companies is a party to or bound by any Tax sharing agreement, Tax indemnity obligation or similar Contract or practice with respect to Taxes (including any advance pricing agreement, closing agreement or other Contract relating to Taxes with any Governmental Authority).

          (h)      None of the Electrum Companies is or has been a member of an affiliated group within the meaning of Section 1504(a) of the Code (or any similar group defined under a similar provision of foreign, state or local Law), other than a group of which Electrum is the common parent, and none of the Electrum Companies has any Liability for Taxes of any other Person under Section 1.1502 -6 of the Treasury Regulations (or any similar provision of foreign, state or local Law), as a transferee or successor, by Contract or otherwise.

          (i)      None of the Acquired Companies is or has been a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

          (j)      There are no Encumbrances upon any properties or assets of any Electrum Company arising from any failure or alleged failure to pay any Tax (other than Encumbrances relating to Taxes not yet due and payable).

          (k)      The Electrum Companies have delivered to CrossPoint correct and complete copies of all Tax Returns for the fiscal years ended since inception through December 31, 2005.

          (l)      The Electrum Companies have not waived any statute of limitations in respect of Taxes which has continuing effect.

          (m)      The Electrum Companies have not made any election or participated in any arrangement whereby any Tax Liability or any Tax asset of the Electrum Companies

21

was determined or taken into account for Tax purposes with reference to or in conjunction with any Tax Liability or any Tax asset of any other Person.

          (n)      There are no liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Electrum Companies.

          (o)      There are no outstanding rulings of, or requests for rulings with, any Tax authority expressly addressed to the Electrum Companies that are, or if issued would be, binding for any Tax period or portion thereof ending after the Closing Date.

          (p)      The Electrum Companies have not executed, become subject to or entered into any material closing agreement pursuant to Section 7121 of the Code or any similar or predecessor provision thereof under the Code or other applicable Tax laws that would be binding for any Tax period or portion thereof ending after the Closing Date.

          (q)      The Electrum Companies have not received approval to make or agreed to a change in accounting method or have any application pending with any Tax authority requesting permission for any such change.

          (r)      The Electrum Companies have not entered into any transactions that require disclosure under Section 6011 of the Code.

          (s)      In the past two years, none of the Electrum Companies has been a distributing corporation within the meaning of Sections 355 and 361 of the Code.

          4.17      Employee Benefit Matters.

          (a)      None of the Electrum Companies has or has ever had an Electrum Plan.

          (b)      Neither any of the Electrum Companies nor any ERISA Affiliate of the Electrum Companies has ever established, maintained or contributed to, or had an obligation to maintain or contribute to, any (i) multiemployer plan as defined in Section 3(37)(A) of ERISA, (ii) Pension Plan subject to Title IV of ERISA, (iii) voluntary employees’ beneficiary association under Section 501(c)(9) of the Code, (iv) organization or trust described in Section 501(c)(17) or 501(c)(20) of the Code, (v) welfare benefit fund as defined in Section 419(e) of the Code, (vi) self-insured plan (including any plan pursuant to which a stop-loss policy or contract applies) or (vii) an Electrum Plan that is an employee welfare plan described in Section 3(1) of ERISA that has two or more contributing sponsors at least two of which are not under common control within the meaning of Section 3(40) of ERISA. No Electrum Company provides health or welfare benefits for any retired or former employee, or their beneficiaries or dependents, nor is any Electrum Company obligated to provide health or welfare benefits to any active employee following such employee’s retirement or other termination of service.

          (c)      No Electrum Company has made or has become obligated to make, and no Electrum Company will as a result of the consummation of the transactions contemplated by this Agreement become obligated to make, any payments that could be nondeductible

22

by reason of Section 280G of the Code (without regard to subsection (b)(4) thereof) or Section 162(m) of the Code (or any corresponding provision of foreign, state or local Law), nor will any Electrum Company be required to “gross up” or otherwise compensate any individual because of the imposition of any excise Tax on such a payment to the individual.

          4.18      Employment and Labor Matters.

          (a)      Section 4.18(a) of the Electrum Disclosure Schedule sets forth an accurate and complete list of (i) all employees and independent contractors currently performing services for any Electrum Company, including each employee on leave of absence or layoff status, along with the position, date of hire or engagement, compensation and benefits, scheduled or contemplated increases in compensation, scheduled or contemplated promotions, accrued but unused sick and vacation leave and (ii) all employees and independent contractors whose services for the Electrum Companies has ended within the two-year period preceding the date of this Agreement.

          (b)      Neither any Electrum Company nor any ERISA Affiliate of the Electrum Companies is, or has been, a party to or bound by any collective bargaining, works council or other Contract with any labor union, works council or representative of any employee group, nor is any such Contract being negotiated by any Electrum Company or ERISA Affiliate of the Electrum Companies. Electrum has no Knowledge of any union organizing, election or other activities made or threatened at any time within the past three years by or on behalf of any union, works council or other labor organization or group of employees with respect to any employees of any Electrum Company. There is no union, works council, or other labor organization, which, pursuant to applicable Law, must be notified, consulted or with which negotiations need to be conducted connection with the transactions contemplated by this Agreement.

          (c)      Since January 1, 2003, no Electrum Company has experienced any labor strike, picketing, slowdown, lockout, employee grievance process or other work stoppage or labor dispute, nor to Electrum’s Knowledge is any such action threatened. To Electrum’s Knowledge, no event has occurred or circumstance exists that may provide the basis for any such action, nor does any Electrum Company contemplate a lockout of any employees.

          (d)      Each Electrum Company has complied in all material respects with all applicable Laws and its own policies relating to labor and employment matters, including fair employment practices, terms and conditions of employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, workers’ compensation, the payment of social security and similar Taxes, occupational safety and plant closing.

          (e)      There is no Proceeding pending or, to Electrum’s Knowledge, threatened against or affecting any Electrum Company relating to the alleged violation by any Electrum Company (or its directors or officers) of any Law pertaining to labor relations or employment matters. No Electrum Company has committed any unfair labor practice,

23

nor has there has been any charge or complaint of unfair labor practice filed or, to Electrum’s Knowledge, threatened against any Electrum Company before the National Labor Relations Board or any other Governmental Authority. There has been no complaint or charge of discrimination filed or, to Electrum’s Knowledge, threatened, against any Electrum Company with the Equal Employment Opportunity Commission or any other Governmental Authority.

          (f)      Since January 1, 2003, no Electrum Company has implemented any plant closing or layoff of employees that could implicate the Worker Adjustment and Retraining Notification Act of 1988, or any similar foreign, state or local Law, and no such action will be implemented.

          4.19      Environmental, Health and Safety Matters.

          (a)      Each Electrum Company is, and since inception has been, in compliance with all, and not subject to any Liability under any, Environmental Laws and Occupational Safety and Health Laws. Without limiting the generality of the foregoing, each Electrum Company and its respective Affiliates have obtained and complied in all material respects with all Governmental Authorizations that are required pursuant to Environmental Laws and Occupational Safety and Health Laws for the occupation of their facilities and the operation of their businesses. An accurate and complete list of all such material Governmental Authorizations is set forth in Section 4.19(a) of the Electrum Disclosure Schedule.

          (b)      No Electrum Company has received any notice, report or other written communication or information regarding (i) any actual, alleged or potential violation of, or failure to comply with, any Environmental Law or Occupational Safety and Health Law or (ii) any Liability or potential Liability, including any investigatory, remedial or corrective obligation, relating to any Electrum Company or any real property or other property or facility currently or previously owned, leased, operated or controlled by any Electrum Company arising under any Environmental Law or Occupational Safety and Health Law.

          (c)      To Electrum’s Knowledge, no Hazardous Material contamination, landfill, surface impoundment, disposal area or underground storage tank is present or has ever been present at any property or facility currently or previously owned, leased, operated or controlled by any Electrum Company.

          (d)      No Electrum Company has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any substance, including any Hazardous Material, or owned or operated any property or facility, in a manner that has given or is reasonably likely to give rise to any material Liability, including any material Liability for response costs, corrective costs, personal injury, property damage, natural resources damage or attorneys’ fees, pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Solid Waste Disposal Act, or any other Environmental Law or Occupational Safety and Health Law.

24

          (e)      No Electrum Company has, either expressly or by operation of Law, assumed or undertaken any material Liability, including any obligation for corrective or remedial action, of any other Person relating to any Environmental Law.

          (f)      No event or circumstance relating to the operations of, or the properties or facilities currently or previously owned, leased, operated or controlled by, any Electrum Company is reasonably likely (i) to prevent, hinder or limit continued compliance in all material respects with any Environmental Law or Occupational Safety and Health Law, (ii) to give rise to any material investigatory, remedial or corrective obligations pursuant to any Environmental Law or Occupational Safety and Health Law, or (iii) to give rise to any other material Liability pursuant to any Environmental Law or Occupational Safety and Health Law, including any Liability relating to onsite or offsite releases of Hazardous Materials, personal injury, property damage or natural resources damage.

          (g)      No Electrum Company has created, made, caused to be made or received any environmental reports, investigations or audits conducted by or on behalf of any Electrum Company, any Governmental Authority, or any other third party during the past five years and relating to properties and facilities currently or previously owned, leased, operated or controlled by any Electrum Company.

          (h)      Neither this Agreement, nor the consummation of any of the transactions contemplated by this Agreement, will result in any obligation for site investigation or cleanup, or notification to or consent of any Governmental Authority or other third party, pursuant to any of the so-called “transaction-triggered” or “responsible property transfer” Environmental Laws.

          4.20      Compliance with Laws, Judgments and Governmental Authorizations.

          (a)      Each Electrum Company has complied with all, and no Electrum Company has violated in any material respect any, Laws, Judgments and Governmental Authorizations applicable to it or to the conduct of its business or the ownership or use of any of its properties or assets. No Electrum Company has received at any time since January 1, 2003 any notice or other communication (whether oral or written) from any Governmental Authority or any other Person regarding any actual, alleged or potential violation of, or failure to comply with, any Law, Judgment or Governmental Authorization, or any actual, alleged or potential obligation on the part of any Electrum Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

          (b)      Section 4.20(b) of the Electrum Disclosure Schedule sets forth an accurate and complete list of each material Governmental Authorization that is held by each Electrum Company or that otherwise relates to the business of, or any of the assets owned or used by, any Electrum Company, all of which are valid and in full force and effect and will remain so following the Closing. The Governmental Authorizations listed in Section 4.20(b) of the Electrum Disclosure Schedule collectively constitute all of the Governmental Authorizations necessary to permit the Electrum Companies to conduct their businesses lawfully in the manner in which they currently conduct such businesses

25

and to permit the Acquired Companies to own and use their assets in the manner in which they own and use such assets currently.

          (c)      Section 4.19(c) of the Electrum Disclosure Schedule sets forth an accurate and complete list of each Judgment to which any Electrum Company, or any of the assets owned or used by any Electrum Company, is or has been subject. To Electrum’s Knowledge, no director, officer, employee or agent of any Electrum Company is subject to any Judgment that prohibits such director, officer, employee or agent from engaging in or continuing any conduct, activity or practice relating to the business of any Electrum Company.

          (d)      Neither any Electrum Company, nor to Electrum’s Knowledge, any of their respective officers, directors, employees, consultants, representatives, agents or Affiliates (nor any Person acting on behalf of any of the foregoing) has directly, or indirectly through a third-party intermediary, paid, offered, given, promised to pay, or authorized the payment of any money or anything of value (including any gift, sample, travel, meal and lodging expense, entertainment, service, equipment, debt forgiveness, donation, grant or other thing of value, however characterized) to any officer or employee of a Governmental Authority, any Person acting for or on behalf of any Governmental Authority, any political party or official thereof, any candidate for political office or any other Person at the suggestion, request, direction or for the benefit of any of the above-described Persons.

          (e)      Neither any Electrum Company, nor to Electrum’s Knowledge, any of their respective officers, directors, employees, consultants, representatives, agents or Affiliates has violated or is in violation of the Foreign Corrupt Practices Act of 1977 (the “FCPA”), or any other applicable Law of similar effect, including Laws implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

          (f)      No Electrum Company has at any time since January 1, 2003 engaged in the sale, purchase, import, export, re-export or transfer of products or services, either directly or indirectly, to or from Burma, Cuba, Iran, Iraq, Libya, North Korea, Sudan or Syria or are a party to or beneficiary of, or have any interest in, any franchise, license, management or other Contract with any Person, either public or private, in such jurisdictions or are a party to any investment, deposit, loan, borrowing or credit arrangement or involved in any other financial dealings, with any Person, either public or private, in such jurisdictions. Neither any Electrum Company, nor any Person acting on behalf of any Electrum Company, has, directly, or indirectly through a third-party intermediary, entered into any Contract that remains in effect and that contains provisions reflecting participation in or cooperation with the Arab League boycott of Israel.

          (g)      Since January 1, 2003, all exports, re-exports, sales or transfers of products or services of the Electrum Companies have been effected in all material respects in accordance with all applicable Laws, including anti-corruption, customs, export control, trade sanctions, anti-terrorism and anti-boycott Laws of the United States or any other relevant jurisdiction. All products shipped by each of the Electrum

26

Companies have been accurately marked, labeled and transported in all material respects in accordance with applicable Laws.

          (h)      During the last five years, (i) no Electrum Company has conducted or initiated any internal investigation or made a voluntary disclosure to any Governmental Authority with respect to any alleged act or omission arising under any applicable Laws and (ii) to Electrum’s Knowledge, no Governmental Authority has initiated, or threatened to initiate, a Proceeding against any Electrum Company or any of their respective officers, directors, employees, consultants, representatives, agents or Affiliates asserting that the Electrum Company or its Affiliate is not in compliance with any export or import Laws or the FCPA or any other applicable Law of similar effect.

          4.21      Legal Proceedings. There are no Proceedings (a) by or against any Electrum Company or to Electrum’s Knowledge, that otherwise relate to or may affect the business of any Electrum Company, or any of the properties or assets owned, leased or operated by any Acquired Electrum Company, (b) to Electrum’s Knowledge, by or against any of the directors or officers of Electrum Companies in their capacities as such or (c) that challenge, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated by this Agreement. To Electrum’s Knowledge, no other such Proceeding has been threatened, and no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

          4.22      Product Liability and Product Warranty. No facts or circumstances exist that could reasonably be expected to give rise to any Proceeding, claim or demand against any of the Electrum Companies giving rise to any Liability arising out of any injury to individuals or property as a result of the ownership, possession or use of any product manufactured, sold, leased or delivered by any Electrum Company. None of the Electrum Companies is subject to any Liability under any guaranty, warranty or indemnity provisions entered into by any Electrum Company in connection with sale of products or services.

          4.23      Insurance. Section 4.23 of the Electrum Disclosure Schedule sets forth an accurate and complete list of all certificates of insurance, binders for insurance policies and insurance maintained by any Electrum Company. Section 4.23 of the Electrum Disclosure Schedule sets forth an accurate and complete list of all claims asserted by the Electrum Companies pursuant to any such certificate of insurance, binder or policy since January 1, 2003, and describes the nature and status of the claims. No Electrum Company has failed to give in a timely manner any notice of any claim that may be insured under any certificate of insurance, binder or policy required to be listed in Section 4.23 of the Electrum Disclosure Schedule and there are no outstanding claims which have been denied or disputed by the insurer. No Electrum Company has ever maintained, established, sponsored, participated in or contributed to any self-insurance program, retrospective premium program or captive insurance program.

          4.24      Relationships with Affiliates. No Electrum Company, stockholder of any Electrum Company nor Affiliate of any Electrum Company or any stockholder of any Electrum Company has, or since January 1, 2003 has had, any interest in any material property (whether

27

real, personal or mixed and whether tangible or intangible) used in or pertaining to any Electrum Company’s business.

          4.25      Brokers or Finders. No Electrum Company or any Person acting on behalf of any Electrum Company has incurred any Liability for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with any of the transactions contemplated by this Agreement.

          4.26      Disclosure. No representation or warranty of any of the Electrum Companies in this Agreement and no statement in the Electrum Disclosure Schedule contains any material untrue statement or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading. No notice given pursuant to Section 6.4 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF CROSSPOINT

          CrossPoint represents and warrants to Electrum that except as set forth on the CrossPoint Disclosure Schedule:

          5.1      Organization and Good Standing. CrossPoint is a limited liability company duly organized, validly existing and in good standing under the Laws of Texas.

          5.2      Authority and Enforceability. CrossPoint has all requisite corporate power, authority and capacity to execute and deliver this Agreement and each of the Ancillary Agreements to which it is a party and to perform its obligations under this Agreement and each such Ancillary Agreement. The execution, delivery and performance of this Agreement and the Ancillary Agreements have been duly authorized by all necessary action on the part of CrossPoint. Without limiting the foregoing, the members of CrossPoint, acting by written consent in accordance with the laws of the State of Texas and the regulations of CrossPoint, has duly adopted resolutions approving this Agreement, the Merger and the other transactions contemplated hereby, determining that the terms and conditions of this Agreement, the Merger and the other transactions contemplated hereby are fair to and in the best interests of CrossPoint and its members.

          5.3      No Conflict. Neither the execution and delivery of this Agreement, nor the consummation or performance of the transactions contemplated by this Agreement, will:

          (a)      Directly or indirectly (with or without notice, lapse of time or both), conflict with, result in a breach or violation of, constitute a default (or give rise to any right of termination, cancellation, acceleration, suspension or modification of any obligation or loss of any benefit) under, constitute a change in control under, result in any payment becoming due under, or result in the imposition of any Encumbrance on any of the properties or assets of CrossPoint under (i) the certificate of formation or regulations of CrossPoint, (ii) any Governmental Authorization to which any of the CrossPoint

28

Companies is a party or by which any of the CrossPoint Companies is bound or by which any of their respective properties or assets is subject or (iii) any Law or Judgment applicable to any of the CrossPoint Companies or any of their respective properties or assets; or

          (b)      Require any of the CrossPoint Companies to obtain any consent, waiver, approval, ratification, permit, license, Governmental Authorization or other authorization of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person.

          5.4      Legal Proceedings. There is no pending Proceeding that has been commenced against any of the CrossPoint Companies and that challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated by this Agreement. To the CrossPoint’s knowledge, no such Proceeding has been threatened.

ARTICLE VI
COVENANTS

          6.1      Access and Investigation. Between the date of this Agreement and the earlier of the Closing Date and the date this Agreement is terminated pursuant to Section 8.1 (the “Pre-Closing Period”) and upon reasonable advance notice from CrossPoint, Electrum will cause each of the Electrum Companies to (a) afford CrossPoint and its directors, officers, employees, agents, financing sources, consultants and other advisors and representatives reasonable access during normal business hours to all of the properties, books, Contracts, personnel and records of the Electrum Companies, and (b) furnish promptly to CrossPoint and its directors, officers, employees, agents, financing sources, consultants and other advisors and representatives all other information concerning the business, properties, assets and personnel of the Electrum Companies.

          6.2      Operation of the Businesses of the Acquired Companies.

          (a)      During the Pre-Closing Period, Electrum will cause each of the Electrum Companies to (i) conduct its business only in the ordinary course of business, (ii) use its commercially reasonable efforts to maintain and preserve its business organization, keep available the services of its current officers, employees, consultants, agents and advisors, and preserve its business relationships with customers, strategic partners, suppliers, distributors, landlords, creditors and others having business dealings with it, (iii) maintain its properties and assets in good operating condition and repair, subject only to ordinary wear and tear, and (iv) to the extent requested by CrossPoint, otherwise report periodically to CrossPoint concerning the status of its business, operations and finances.

          (b)      Without limiting the generality of Section 6.2(a) and except as otherwise expressly permitted by this Agreement, none of the Electrum Companies will (i) declare, set aside or pay any dividend or other distribution (whether in cash, securities or other property) in respect of its capital stock (other than dividends and distributions between Electrum and the Acquisition Corporation), (ii) other than as set forth in Section 6.13,

29

split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities, (iii) purchase, redeem or otherwise acquire any shares of its capital stock or any other of its securities or any options, warrants or other rights to acquire any such shares or securities or (iv) otherwise engage in any practice, take any action, or enter into any transaction of the type described in Section 4.10.

          6.3      Consents and Filings; Reasonable Efforts. Each of the parties will use their respective commercially reasonable efforts (i) to take promptly, or cause to be taken (including actions after the Closing), all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and (ii) as promptly as practicable after the date of this Agreement, to obtain all Governmental Authorizations from, to give all notices to, and make all filings with, all Governmental Authorities, and to obtain all other consents, waivers, approvals and other authorizations from, and give all other notices to, all other third parties, that are necessary or advisable in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

          6.4      Notification. During the Pre-Closing Period, each of the parties will give prompt notice to the other parties of (a) the occurrence, or non-occurrence, of any event, the occurrence or non-occurrence of which would reasonably be expected to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect, and (b) any failure to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by such party under this Agreement. No notification pursuant to this Section 6.4 will be deemed to amend or supplement the Electrum Disclosure Schedule, prevent or cure any misrepresentation, breach of warranty or breach of covenant, or limit or otherwise affect any rights or remedies available to the party receiving notice, including pursuant to Article 8 or Article 10.

          6.5      No Negotiation. During the Pre-Closing Period, neither Electrum nor any of its respective Affiliates, directors, officers, employees, agents, consultants and other advisors and representatives will, directly or indirectly:

          (a)      Solicit, initiate or encourage any inquiry or the making of any proposal or offer;

          (b)      Enter into, continue or otherwise participate in any discussions or negotiations, or enter into any Contract; or

          (c)      Furnish to any Person any non-public information or grant any Person access to its properties, books, Contracts, personnel and records for the purpose of encouraging or facilitating any proposal, offer, discussions or negotiations;

in each case regarding any business combination transaction involving any Electrum Company or any other transaction to acquire all or any material part of the business, properties or Intellectual Property of any Electrum Company or any amount of the capital stock of any Electrum Company (whether or not outstanding), whether by merger, purchase of assets, tender offer, license or otherwise, other than with CrossPoint. The Electrum Companies will

30

immediately cease and cause to be terminated any such negotiations, discussion or Contracts (other than with CrossPoint) that are the subject of clauses (a) or (b) above and will immediately cease providing and secure the return of any non-public information and terminate any access of the type referenced in clause (c) above. If any Electrum Company, any stockholder of Electrum or any of their respective Affiliates, directors, officers, employees, agents, consultants and other advisors and representatives receives, prior to the Closing, any offer, proposal or request, directly or indirectly, of the type referenced in clause (a) or (b) above or any request for disclosure or access as referenced in clause (c) above, the Electrum Company or such stockholder thereof, as applicable, will immediately suspend any discussions with such offeror or Person with regard to such offers, proposals or requests and notify CrossPoint thereof, including information as to the identity of the offeror or Person making any such offer or proposal and the specific terms of such offer or proposal, as the case may be, and such other information related thereto as the Purchaser may reasonably request.

          6.6      Expenses. Except as otherwise expressly provided in this Agreement, each party will bear its respective direct and indirect expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement, including all fees and expenses of its advisors and representatives, whether or not the Merger is consummated.

          6.7      Confidentiality.

          (a)      None of the Electrum Companies will, or will cause or permit any of their respective directors, officers, employees, agents, consultants and other advisors and representatives (its “Restricted Persons”) to, disclose to any Person any Confidential Information or any information with respect to the legal, financial or other terms or conditions of this Agreement, any of the Ancillary Agreements or any of the transactions contemplated hereby or thereby. The foregoing will not restrict the right of any party to disclose such information (i) to its respective Restricted Persons to the extent reasonably required to facilitate the negotiation, execution, delivery or performance of this Agreement and the Ancillary Agreements, (ii) to any Governmental Authority or arbitrator to the extent reasonably required in connection with any Proceeding relating to the enforcement of this Agreement or any Ancillary Agreement and (iii) as permitted in accordance with Section 6.7(b) . The Electrum Companies will advise its Restricted Persons with respect to the confidentiality obligations under this Section 6.7(a) and will be responsible for any breach or violation of such obligations by its Restricted Persons.

          (b)      If any of the Electrum Companies or any of their respective Restricted Persons become legally compelled to make any disclosure that is prohibited or otherwise restricted by this Agreement, then such Person will (i) give CrossPoint immediate written notice of such requirement, (ii) consult with and assist CrossPoint in obtaining an injunction or other appropriate remedy to prevent such disclosure and (iii) use its commercially reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to any information so disclosed. Subject to previous sentence, the Electrum Companies and their Restricted Persons may make only such disclosure that, in the written opinion of their counsel, in form and substance

31

reasonably acceptable to the other party, it is legally compelled or otherwise required to make to avoid contempt or suffering other material penalty.

          6.8      Public Announcements. Any public announcement or similar publicity with respect to this Agreement or the transactions contemplated by this Agreement will be issued at such time and in such manner as CrossPoint and Electrum agree.

          6.9      Information Statement. As promptly as practicable and in any event within 10 business days after the date upon which CrossPoint has provided to Electrum the information regarding CrossPoint required to be included in the Information Statement, Electrum will file the Information Statement with the SEC as required by the Exchange Act. As soon as reasonably possible (and after clearance of any comments to such document made by the SEC), Electrum will mail the Information Statement to each of its stockholders (other than those stockholders that have executed a written consent in lieu of special meeting approving and adopting this Agreement, the Merger and the other transactions contemplated hereby). Electrum will notify CrossPoint in writing as to the mailing date of the Information Statement.

          6.10      Further Actions. Upon the request of any party to this Agreement, the other parties shall execute and deliver such instruments and other documents and shall take any other actions as the requesting party may reasonably request for the purposes of carrying out the intent of this Agreement and the transactions contemplated by this Agreement.

          6.11      Registration Rights Agreements. Concurrently with the execution of this Agreement, Electrum shall execute and deliver a Registration Rights Agreement in favor of each Investor, in the form attached to the Securities Purchase Agreement as Exhibit A.

          6.12      Investor Ownership. At the Effective Time, the Investors shall, in the aggregate, own not less than the number of shares of Common Stock and warrants to purchase Common Stock set forth as owned by the Investors in the Post-Closing Capitalization Chart attached to Schedule 3.1(g) of the Securities Purchase Agreement.

          6.13      Reverse Stock Split. Prior to the Closing, Electrum will cause its outstanding shares to be combined in such a ratio that there are 1,365,957 shares of Common Stock outstanding immediately before the Effective Time.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATION TO CLOSE

          7.1      Conditions to CrossPoint’s Obligation. CrossPoint’s obligation to consummate the Merger and the other transactions contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date, of each of the following conditions (any of which may be waived by CrossPoint, in whole or in part):

          (a)      All of the Electrum Companies’ representations and warranties set forth in this Agreement must have been true and correct in all respects as of the date of this Agreement and must be true and correct in all respects as of the Closing as though made on the Closing, except to the extent representations and warranties are specifically made

32

as of a particular date, in which case those representations and warranties must be true and correct as of the specified date;

          (b)      All of the covenants and obligations that the Electrum Companies are required to perform or to comply with under this Agreement on or before the Closing Date must have been duly performed and complied with in all respects;

          (c)      Each Governmental Authorizations and consents identified in the Electrum Disclosure Schedule as a Governmental Authorization or consent that is required to be obtained as a condition to Closing must have been obtained and must be in full force and effect;

          (d)      There must not be in effect, published, introduced or otherwise formally proposed any Law or Judgment, and there must not have been commenced or threatened any Proceeding, that in any case could (i) prohibit, prevent, make illegal, delay or otherwise interfere with the consummation of any of the transactions contemplated by this Agreement or any of the Ancillary Agreements, (ii) cause any of the transactions contemplated by this Agreement or any of the Ancillary Agreements to be rescinded following consummation, (iii) affect adversely the right of Electrum to control the Surviving Corporation or (iv) affect adversely the right of the Electrum Companies or any of their Affiliates to own their respective assets and to operate their respective businesses; and

          (e)      All required notice and waiting periods with respect to the Agreement, the Merger or any of the transactions contemplated by the Agreement under any Law, including the NRS and the Exchange Act, must have run and expired.

          (f)      Electrum shall have delivered the Claims Transfer Agreement.

          (g)      Electrum shall have delivered the Note Release.

          (h)      The Closing Net Working Capital shall be not less than zero.

          7.2      Conditions to the Electrum Companies’ Obligation. The Electrum Companies’ obligation to consummate the Merger and the other transactions contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date, of each of the following conditions (any of which may be waived by Electrum, in whole or in part):

          (a)      All of CrossPoint’s representations and warranties set forth in this Agreement must have been true and correct in all respects as of the date of this Agreement and must be true and correct in all respects as of the Closing as though made on the Closing, except to the extent representations and warranties are specifically made as of a particular date, in which case those representations and warranties must be true and correct as of the specified date;

          (b)      All of the covenants and obligations that CrossPoint is required to perform or to comply with under this Agreement on or before the Closing Date must have been duly performed and complied with in all respects; and

33

          (c)      There must not be in effect any Law or Judgment that would prohibit or make illegal the consummation of any of the transactions contemplated by this Agreement.

          (d)      There must not be in effect, published, introduced or otherwise formally proposed any Law or Judgment, and there must not have been commenced or threatened any Proceeding, that in any case could (i) prohibit, prevent, make illegal, delay or otherwise interfere with the consummation of any of the transactions contemplated by this Agreement or any of the Ancillary Agreements, (ii) cause any of the transactions contemplated by this Agreement or any of the Ancillary Agreements to be rescinded following consummation, (iii) affect adversely the right of Electrum to control the Surviving Corporation or (iv) affect adversely the right of the Electrum Companies or any of their Affiliates to own their respective assets and to operate their respective businesses; and

          (e)      All required notice and waiting periods with respect to the Agreement, the Merger or any of the transactions contemplated by the Agreement under any Law, including the NRS and the Exchange Act, must have run and expired.

          (f)      CrossPoint shall have obtained not less that $15,000,000 through a private placement of CrossPoint Units, CrossPoint Investor Notes and CrossPoint Investor Warrants that meets the requirements of Section 4(2) of the Securities Act and Rule 506 thereunder (the “Private Placement”).

          (g)      At the Effective Time, the Common Stock then held by the stockholders of Electrum will represent not less than 6.0% of the then outstanding shares of Common Stock immediately after the Merger, including in such outstanding shares the shares issuable upon conversion of the new notes issued pursuant to Section 2.15.

ARTICLE VIII
TERMINATION AND AMENDMENT

          8.1      Termination Events. This Agreement may, by written notice given before or at the Closing, be terminated:

          (a)      By mutual consent of CrossPoint and Electrum;

          (b)      By CrossPoint if there has been a breach of any of Electrum’s representations, warranties or covenants contained in this Agreement resulting in the failure of a condition set forth in Section 7.1(a) or Section 7.1(b), and which breach has not been cured or cannot be cured within 30 days after the notice of the breach from CrossPoint;

          (c)      By Electrum if there has been a breach of any of CrossPoint’s representations, warranties or covenants contained in this Agreement resulting in the failure of a condition set forth in Section 7.2(a) or Section 7.2(b), and which breach has

34

not been cured or cannot be cured within 30 days after the notice of breach from Electrum;

          (d)      By either CrossPoint or Electrum if any Governmental Authority of competent jurisdiction has issued a nonappealable final Judgment or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement;

          (e)      By CrossPoint if the Closing has not occurred (other than through the failure of CrossPoint to comply fully with its obligations under this Agreement) within 120 days of the date of this Agreement; or

          (f)      By Electrum if the Closing has not occurred (other than through the failure of any Electrum Company to comply fully with its obligations under this Agreement) within 120 days of the date of this Agreement.

          8.2      Effect of Termination. Each party’s rights of termination under Section 8.1 are in addition to any other rights it may have under this Agreement or otherwise, and the exercise of such rights of termination is not an election of remedies. If this Agreement is terminated pursuant to Section 8.1, all obligations of the parties under this Agreement terminate, except that (a) the provisions of Sections 6.6, 6.7, 6.8, this Section 8.2 and Article 10 will remain in full force and survive any termination of this Agreement and (b) if this Agreement is terminated by a party because of the breach of this Agreement by another party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of the other party’s failure to comply with its obligations under this Agreement, then, except as otherwise provided in Section 8.2, the terminating party’s right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE IX
REMEDIES

          9.1      Remedy for Breach. Subject to the limitations expressly set forth in this Section, Electrum and the Surviving Corporation may exercise the remedies set forth in this Article IX with respect any of the following:

          (a)      Any inaccuracy in or breach of any representation or warranty of the Electrum Companies contained in this Agreement or in any certificate, instrument or document delivered in connection with this Agreement; and

          (b)      Any breach of any covenant of the Electrum Companies contained in this Agreement.

For purposes of determining the amount of any Losses associated with an inaccuracy or breach, the parties agree that all references to “material,” “materially,” “materiality” or “Electrum Material Adverse Effect,” or to whether a breach would have a material adverse effect or result in a material adverse change, will be disregarded.

35

          9.2      Claim Procedure.

          (a)      If Electrum seeks remedies under this Article 10, it will give written notice (a “Claim Notice”) to Grove containing (i) a description and, if known, the estimated amount of any Losses incurred or reasonably expected to be incurred as a result of the inaccuracy or breach, (ii) a reasonable explanation of the basis for the Claim Notice to the extent of the facts then known by Electrum and (iii) a demand for the release of shares of Common Stock from the Escrow Account.

          (b)      Within 30 days after delivery of a Claim Notice, Grove will deliver to Electrum a written response in which Grove will either:

          (i)      Agree that Electrum is entitled to receive all of the Losses at issue in the Claim Notice; or

          (ii)      Dispute Electrum’s entitlement to receive all or any part of the Losses by delivering to Electrum a written notice (an “Objection Notice”) setting forth in reasonable detail each disputed item, the basis for each such disputed item and certifying that all such disputed items are being disputed in good faith.

          (c)      If the Indemnifying Party fails to take either of the foregoing actions within 30 days after delivery of the Claim Notice, then the Indemnifying Party will be deemed to have irrevocably accepted the Claim Notice and the Indemnifying Party will be deemed to have irrevocably agreed to pay the Losses at issue in the Claim Notice.

          (d)      If Grove delivers an Objection Notice to the Indemnified Party within 30 days after delivery of the Claim Notice, then the dispute will be resolved by binding arbitration before three arbitrators in Dallas, Texas pursuant to the rules of the American Arbitration Association.

          (e)      Any Claim Notice and any Objection Notice will be contemporaneously delivered to the Escrow Agent.

          (f)      Any Losses paid under Sections under this Article will be paid exclusively by release of shares of Common Stock from the Escrow Account established in accordance with the provisions of the Escrow Agreement in an amount equal to the amount of the Losses. Shares of Common Stock released from the Escrow Account will be considered surrendered by Grove to Electrum for cancellation. The value of each share of Common Stock released from the Escrow Account and surrendered to Electrum will be equal to the average closing price for a share of Common Stock for the 20 Trading Days preceding the date of the Claim Notice on the Principal Exchange (the “Market Value”).

          (g)      The Escrow Agreement will provide that one-half of the Escrow Shares will be released within 30 days after receipt of the independent auditors’ report with respect to the financial statements of Electrum for the year ended December 31, 2006, if there is not then outstanding any Claim Notice that has not been resolved pursuant to this Section. The Escrow Agreement will provide that the remaining one-half of the Escrow

36

Shares will be released within 30 days after receipt of the independent auditors’ report with respect to the financial statements of Electrum for the year ended December 31, 2007, if there is not then outstanding any Claim Notice that has not been resolved pursuant to this Section. If a Claim Notice remains outstanding 30 days after receipt of the independent auditors’ report with respect to the financial statements of Electrum for the year ended December 31, 2007, then a number of Escrow Shares shall be retained in the Escrow Account with a Market Value equal to the good faith amount of such claim as determined by Electrum until such claim is resolved pursuant to the provisions of this Section 9.2.

          9.3      Survival.

          (a)      For the purposes of this Article IX, all representations and warranties contained in this Agreement and any certificate delivered pursuant to this Agreement will survive the Closing, irrespective of any facts known to any Person on or prior to the Closing Date or any investigation at any time made by or on behalf of any Person, until 30 days after the delivery of the audited consolidated Financial Statements of Electrum for the year ended December 31, 2007. All of the covenants, agreements and obligations of the parties contained in this Agreement will survive (i) until fully performed or fulfilled, unless non-compliance with such covenants, agreements or obligations is waived in writing by the party or parties entitled to such performance, or (ii) if not fully performed or fulfilled, until the expiration of the relevant statute of limitations.

          (b)      If Electrum delivers to Grove, before expiration of a representation, warranty or covenant, either a Claim Notice based upon a breach of any such representation, warranty or covenant, or a notice that, as a result of a Proceeding instituted or claim made by a third party, Electrum reasonably expects to incur Losses, then the applicable representation, warranty or covenant will survive until, but only for purposes of, the resolution of the matter covered by such notice. If the Proceeding or written claim with respect to which such Claim Notice has been given is definitively withdrawn or resolved in favor of Grove, Electrum will promptly so notify Grove.

          9.4      Limitations on Liability. Grove will not be liable under this Article 9 unless and until the aggregate Losses for which they or it, respectively, would otherwise be liable under this Agreement exceed $5,000.

ARTICLE X
GENERAL PROVISIONS

          10.1      Notices. All notices and other communications under this Agreement must be in writing and are deemed duly delivered when (a) delivered if delivered personally or by nationally recognized overnight courier service (costs prepaid), (b) sent by facsimile with confirmation of transmission by the transmitting equipment (or, the first business day following such transmission if the date of transmission is not a business day), or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested; in each case to the following addresses or facsimile numbers and marked to the attention of the individual (by name or title)

37

designated below (or to such other address, facsimile number or individual as a party may designate by notice to the other parties):

If to Grove or Electrum before the Effective Time:

Grove Street Capital Advisers, Inc.
333 South Beverly Dr.
Suite 208
Beverly Hills, California 90212
Fax: 310-553-7680
Attn: Peter G. Geddes

with a copy to:

Kirkpatrick & Lockhart Nicholson Graham LLP
10100 Santa Monica Blvd.
7th Floor
Los Angeles, California 90067
Fax: 310-552-5001
Attn: Lieb Orlanski, Esq.

If to CrossPoint or to Electrum after the Effective Time:

CrossPoint Energy
2801 Network Blvd., Suite 810
Frisco, Texas 75034-1890
Fax: 972-818-1122
Attn: Dan Collins

with a copy to:

Patton Boggs LLP
2001 Ross Ave.
Suite 3000
Dallas, Texas 75201
Fax: 214-758-1550
Attn: Fred S. Stovall, Esq.

          10.2      Amendment. This Agreement may not be amended, supplemented or otherwise modified except in a written document signed by each party to be bound by the amendment and that identifies itself as an amendment to this Agreement.

          10.3      Waiver. The parties may (a) extend the time for performance of any of the obligations or other acts of any other party to this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party to this Agreement contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance with any of the covenants, agreements or conditions for the benefit of such party contained in this Agreement. Any such extension or waiver by any party to this Agreement will be valid only if

38

set forth in a written document signed on behalf of the party or parties against whom the waiver or extension is to be effective. No extension or waiver will apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any covenant, agreement or condition, as the case may be, other than that which is specified in the written extension or waiver. No failure or delay by any party in exercising any right or remedy under this Agreement or any of the documents delivered pursuant to this Agreement, and no course of dealing between the parties, operates as a waiver of such right or remedy, and no single or partial exercise of any such right or remedy precludes any other or further exercise of such right or remedy or the exercise of any other right or remedy. Notwithstanding the foregoing, the parties may not waive the requirements of Sections 2.14, 2.15, 6.11, 6.12, 10.15 or the requirements of this sentence without the consent of each Investor.

          10.4      Entire Agreement. This Agreement (including the Schedules and Exhibits hereto and the documents and instruments referred to in this Agreement that are to be delivered at the Closing) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, or any of them, written or oral, with respect to the subject matter of this Agreement.

          10.5      Assignment and Successors. This Agreement binds and benefits the parties and their respective heirs, successors and assigns, except that no party may assign any rights under this Agreement without the prior written consent of the other parties. No party may delegate any performance of its obligations under this Agreement. Except to the extent expressly provided in this Agreement, no provision of this Agreement is intended or will be construed to confer upon any Person other than the parties to this Agreement and their respective heirs, successors and permitted assigns any right, remedy or claim under or by reason of this Agreement.

          10.6      Severability. If any provision of this Agreement is held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement are not affected or impaired in any way and the parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

          10.7      Exhibits and Schedules. The Exhibits and Schedules to this Agreement are incorporated herein by reference and made a part of this Agreement. The Electrum Disclosure Schedule is arranged in sections and paragraphs corresponding to the numbered and lettered sections and paragraphs of Article 4. The disclosure in any section or paragraph of the Electrum Disclosure Schedule qualifies other sections and paragraphs in this Agreement only to the extent it is clear by appropriate cross-references that a given disclosure is applicable to such other sections and paragraphs. The listing or inclusion of a copy of a document or other item is not adequate to disclose an exception to any representation or warranty in this Agreement unless the representation or warranty relates to the existence of the document or item itself.

          10.8      Interpretation. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement will be interpreted for or against any party because that party or its attorney drafted the provision.

39

          10.9      Governing Law. Unless any Exhibit or Schedule specifies a different choice of law, the internal laws of the State of Texas (without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any other jurisdiction) govern all matters arising out of or relating to this Agreement and its Exhibits and Schedules and all of the transactions it contemplates, including its validity, interpretation, construction, performance and enforcement.

          10.10      Remedies and Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties accordingly agree that, in addition to any other remedy to which they are entitled, the parties are entitled to injunctive relief to prevent breaches of this Agreement and otherwise to enforce specifically the provisions of this Agreement. Each party expressly waives any requirement that any other party obtain any bond or provide any indemnity in connection with any action seeking injunctive relief or specific enforcement of the provisions of this Agreement.

          10.11      Jurisdiction and Service of Process. Any action or proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement must be brought in the courts of Dallas County, Texas. Each of the parties knowingly, voluntarily and irrevocably submits to the exclusive jurisdiction of each such court in any such action or proceeding and waives any objection it may now or hereafter have to venue or to convenience of forum. Any party to this Agreement may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10.2. Nothing in this Section 10.12, however, affects the right of any party to serve legal process in any other manner permitted by law.

          10.12      WAIVER OF JURY TRIAL. EACH OF THE PARTIES KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF ANY PARTY TO THIS AGREEMENT IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

          10.13      Attorneys’ Fees. If any action or proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

          10.14      Counterparts. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original as against the party that signed it, and all of which together constitute one agreement. This Agreement is effective upon delivery of one executed counterpart from each party to the other parties. The signatures of all parties need not appear on the same counterpart. The delivery of signed counterparts by facsimile or email transmission that includes a copy of the sending party’s signature is as effective as signing and delivering the counterpart in person.

40

          10.15      Third Party Beneficiaries. The parties hereto agree that the Investors shall be third party beneficiaries of the representations, warranties and covenants of the parties hereto set forth herein.

41

          The parties have executed and delivered this Agreement as of the date indicated in the first sentence of this Agreement.

ELECTRUM

ELECTRUM MINING LIMITED

By:
Name:
Title:

THE ACQUISITION CORPORATION

CROSSPOINT ACQUISITION COMPANY

By:
Name:
Title:

CROSSPOINT

CROSSPOINT ENERGY, LLC

By:
Name: Daniel F. Collins
Title: President

GROVE

GROVE CROSSPOINT INVESTMENTS, LLC

By:
Peter G. Geddes
Manager

SECURITIES PURCHASE AGREEMENT

          This Securities Purchase Agreement (this “Agreement”) is dated as of June 30, 2006, among CrossPoint Energy, LLC, a Texas limited liability company (the “Company”) and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

          WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

          1.1 Definitions

          In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

          “Action” shall have the meaning ascribed to such term in Section 3.1(j) .

          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

          “Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          “Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

          “Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

1

          “Closing Price” means on any particular date (a) the last reported closing bid price per unit of Common Units on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (c) if the Common Units are not then listed or quoted on the Trading Market and if prices for the Common Units are then reported in the “pink sheets” published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per unit of the Common Units so reported, or (d) if the Common Units are not then publicly traded the fair market value of one Common Unit as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Units then outstanding.

          “Commission” means the Securities and Exchange Commission.

          “Common Unit” means the common units of the Company, having the rights, privileges and preferences set forth in the Regulations and any other class of securities into which such securities may hereafter be reclassified or changed into or exchanged for, including, after the Merger, the Merger Stock.

          “Common Unit Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Units, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Units.

          “Company Counsel” means Patton Boggs LLP.

          “Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

          “Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

          “Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r) .

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          “Exempt Issuance” means the issuance of (a) Common Units or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into Common Units issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of

2

this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

           “FW” means Feldman Weinstein LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

          “GAAP” shall have the meaning ascribed to such term in Section 3.1(h) .

          “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o) .

          “knowledge of the Company” means the actual knowledge, after reasonable investigation, of Daniel F. Collins.

          “Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c) ..

          “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

          “Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b) .

          “Material Permits” shall have the meaning ascribed to such term in Section 3.1(m) ..

          “Merger” shall have the meaning set forth in Section 2.3(b) .

          “Merger Securities” means the Merger Stock and the Merger Warrants.

          “Merger Stock” means the shares of common stock of Pubco issued to the Purchasers upon exchange of the Common Units pursuant to the Merger.

          “Merger Warrants” means the warrants to purchase Common Stock of Pubco issued upon exchange of the Warrants pursuant to the Merger.

          “Note” means a convertible note issued by the Company in the form of Exhibit A as attached hereto.

          “Note Units” means the Common Units issuable upon conversion of any Note.

3

          “Participation Maximum” shall have the meaning ascribed to such term in Section 4.13.

          “Per Unit Purchase Price” equals $1.25.

          “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          “Pre-Notice” shall have the meaning ascribed to such term in Section 4.13.

          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          “Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

          “Registration Rights Agreement” means the Registration Rights Agreement, to be entered into pursuant to the Merger, among Pubco and the Purchasers, in the form of Exhibit B attached hereto.

          “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Merger Stock.

          “Regulations” means the Regulations of the Company as in effect on the date hereof.

          “Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e) ..

          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          “SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h) ..

          “Securities” means the Units, the Notes, the Note Units, the Warrants and the Warrant Units.

          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          “Short Sales” shall include all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable Merger Stock).

4

          “Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Units, the Notes and the Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount”, in United States Dollars and in immediately available funds.

          “Subsequent Financing” shall have the meaning ascribed to such term in Section 4.13.

          “Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.13.

          “Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a).

          “Trading Market” means the following markets or exchanges: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

          “Transaction Documents” means this Agreement, the Notes, the Warrants, and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          “Units” means the Common Units issued or issuable to each Purchaser pursuant to this Agreement, and any other class of securities into which such securities may hereafter be reclassified or changed into or exchanged for, including, after the Merger, the Merger Stock.

          “Warrants” means collectively the Common Unit purchase warrants, in the form of Exhibit C delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to 5 years.

          “Warrant Units” means the Common Units issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

          2.1 Closing.

                    (a) On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, not less than $15,000,000 and up to $22,000,000 of Units, Notes and Warrants. The purchase price for one Unit, a Note in the principal amount of $1.75 and a Warrant to purchase 0.25 Units shall be $3.00. Each Purchaser shall deliver to the Company via wire transfer or a certified check immediately available funds equal to their Subscription Amount and the Company shall deliver to each Purchaser their respective Units, Notes and Warrants as

5

determined pursuant to Section 2.2(a) and the other items set forth in Section 2.2 issuable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of FW, or such other location as the parties shall mutually agree.

                    (b) Subsequent to the Closing Date and prior to July 30, 2006, subject to the terms and conditions of this Agreement, the Company may sell up to $10,000,000 of Units, Notes and Warrants at a purchase price equal to the terms set forth in Section 2.1(a) to such other persons and entities as are determined by the Company. Any such sale shall be upon the same terms and conditions as those contained herein, and such persons or entities, by delivery of the appropriate executed signature pages, shall become parties to this Agreement.

          2.2 Deliveries

          (a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

          (i)      this Agreement duly executed by the Company and Pubco;

          (ii)      a legal opinion of Company Counsel, in the form of Exhibit D attached hereto;

          (iii)      a certificate evidencing a number of Units equal to 41.6666666% of such Purchaser’s Subscription Amount divided by the Per Unit Purchase Price (rounded to the nearest whole unit), registered in the name of such Purchaser;

          (iv)      a Note in the principal amount equal to 58.3333333% of such Purchaser’s Subscription Amount (rounded to the nearest whole cent), registered in the name of such Purchaser; and

          (v)      a Warrant registered in the name of such Purchaser to purchase up to a number of Common Units equal to 25% of the Units and the Note Units to be purchased by such Purchaser hereunder, with an exercise price equal to $1.95, subject to adjustment therein.

          (b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

          (i)       this Agreement duly executed by such Purchaser; and

          (ii)      such Purchaser’s Subscription Amount by wire transfer to the account designated in writing by the Company.

          2.3 Closing Conditions.

          (a)      The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

6

          (i)      the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

          (ii)      all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

          (iii)      the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement.

          (b)      The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

          (i)      the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

          (ii)      all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

          (iii)      the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

          (iv)      the Company, Electrum Mining Limited (“Pubco”) and all other parties thereto shall, on or before July 7, 2006, enter into and deliver that certain Merger Agreement dated July 7, 2006 whereby CrossPoint Acquisition Company, a wholly-owned subsidiary of Pubco will merge into the Company, and pursuant to which all outstanding securities of the Company will be exchanged for securities of Pubco (the “Merger”), which agreement (the “Merger Agreement”) shall have such terms and conditions as are acceptable to the Purchasers and shall require as conditions to the closing of the Merger (which conditions may not be waived without the prior written consent of each Purchaser): (i) that Pubco assume all obligations of the Company hereunder, including, without limitation, all obligations of the Company under Article IV hereof, (ii) that Pubco execute and deliver the Registration Rights Agreement, (iii) that Pubco issue each Purchaser a warrant, in substantially the form of the Warrants issued hereunder in exchange for the Warrants, (iv) that the Purchasers own, in the aggregate, a percentage of the fully diluted capital stock of Pubco immediately following the Merger (including the capital stock of Pubco issuable upon conversion of the Notes but excluding the warrants issuable pursuant to the Merger upon exchange of the Warrants for such purpose), such percentage being equal to the aggregate shares of Merger Stock divided by the sum of the aggregate shares of Merger Stock and 11,400,000, that sum divided by 94% (e.g. for $20,000,000 of Units sold, the percentage is equal to 13,333,333 divided by the sum of 13,333,333 and 11,400,000, that sum divided by 94%, or approximately 50.7%), and (v) that each Purchaser shall be a third party beneficiary of the representations, warranties and covenants of the parties thereunder;

7

          (v)      there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

          (vi)      from the date hereof to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Units at the Closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

          3.1 Representations and Warranties of the Company.

Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a) . The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then all other references in the Transaction Documents to the Subsidiaries or any of them will be disregarded.

          (a)      Organization and Qualification. The Company and each of the Subsidiaries is an entity duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of organization, regulations, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, other than the following, which shall not be taken into account in determining whether there has been or will be a Material Adverse Effect: (A) any adverse effect attributable solely to the failure of the Company and its Subsidiaries to meet internal projections or forecasts; (B) any adverse effect attributable solely to

8

conditions generally affecting the industry in which the Company and its Subsidiaries participate, the US economy as a whole or the capital markets in general; and (C) adverse effects resulting solely from any change in accounting requirements or applicable laws and regulations, (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (b)      Authorization; Enforcement. The Company has the requisite limited liability company power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of managers or the holders of its Common Units in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (c)      No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Units and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

          (d)      Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or

9

registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) application(s) to each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

          (e)      Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and the Regulations. The Company is authorized to issue an unlimited number of Common Units.

          (f)      Capitalization. The issued and outstanding capitalization of the Company immediately prior to the Closing and on a pro-forma basis (assuming the consummation of the Merger) is as set forth on Schedule 3.1(g). The Company has not issued any Common Units or other securities other than as set forth on Schedule 3.1(g). Except as set forth on Schedule 3.1(g), the Company has not created or authorized the issuance of any “preferred units” having special rights or preferences as contemplated by Section 7.1 of the Regulations. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as set forth on Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Units, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Common Units or Common Unit Equivalents. The issuance and sale of the Securities will not obligate the Company to issue Common Units or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding securities of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding securities was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any member, the Board of Managers of the Company or others is required for the issuance and sale of the Securities. There are no membership agreements, voting agreements or other similar agreements with respect to the governance of the Company’s affairs to which the Company is a party or, to the knowledge of the Company, between or among any of the holders of the Company’s Common Units.

          (g)      SEC Reports; Financial Statements. To the Company’s knowledge, Pubco has filed all reports, schedules, forms, statements and other documents required to be filed by

10

it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. To the Company’s knowledge, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The audited financial statements of the Company for the fiscal year ended December 31, 2005 and unaudited financial statements for the fiscal quarter ended March 31, 2006 are attached hereto as Schedule 3.1(h). The financial statements attached hereto as Schedule 3.1(h) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (h)      Material Changes; Undisclosed Events, Liabilities or Developments. Since March 31, 2006, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect (provided, however, it being understood that for purposes of this Section 3.1(i) only, the entering into the Merger Agreement by the Company and performing its obligations thereunder shall not be taken into account in determining whether or not a Material Adverse Effect has occurred since March 31, 2006), (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any distribution of cash or other property to its equity holders or purchased, redeemed or made any agreements to purchase or redeem any of its securities and (v) the Company has not issued any securities to any officer, manager, director or Affiliate.

          (i)      Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction

11

Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

          (j)      Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are acceptable. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (k)      Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

          (l)      Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

12

          (m)     Title to Assets. The Company does not own any real property. Except as set forth in Schedule 3.1(n), the Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

          (n)      Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (o)      Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts, to the knowledge of the Company, as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (p)      Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(q), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company

13

and (iii) for other employee benefits, including option agreements under any stock option plan of the Company.

          (q)      Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (r)      Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

          (s)      Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

          (t)      Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

          (u)      Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

          (v)      [RESERVED].

          (w)      Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Organization (or similar charter documents) or the laws of its state of organization that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

14

          (x)      Disclosure. All written disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof. Except with respect to information that will be included in Pubco’s Definitive Information Statement in accordance with Schedule 14C regarding the Merger and the related transactions and Pubco’s Current Report on Form 8-K regarding the Merger and the related transactions, the Company represents that it has not provided any Purchaser with any information that the Company believes constitutes material non-public information.

          (y)      No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

          (z)      Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The financial statements attached hereto as Schedule 3.1(h) set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others,

15

whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (aa)      Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

          (bb)      No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

          (cc)      Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from company funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          (dd)      Accountants. The Company’s accountants are set forth on Schedule 3.1(ee) of the Disclosure Schedule. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Registration Statement, are a registered public accounting firm as required by the Securities Act.

          (ee)      Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the

16

independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          3.2 Representations and Warranties of the Purchasers

          Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

          (a)      Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b)      Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

          (c)      Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

17

          (d)      Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e)      General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f)      Confidentiality Prior To The Date Hereof. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

          4.1      Transfer Restrictions.

          (a)      The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b)      The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION

18

REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

          The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, after the Merger and if the Merger Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

          (c)      After the Merger, certificates evidencing the Merger Stock shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Merger Stock pursuant to Rule 144, unless sold to an Affiliate of Pubco, or (iii) if such Merger Stock is eligible for sale under Rule 144(k), or (iv) if such legend is not commercially reasonable under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). After the Merger, Pubco shall issue an instruction to Pubco’s transfer agent promptly after the Effective Date to effect the removal of the legend hereunder. After the Merger, if all or any portion of a Merger Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Merger Stock, the Merger Stock issuable upon exercise of such Merger Warrant shall be issued free of all legends. After the Merger and the Effective Date, or at such time as such legend is no longer allowed under this Section 4.1(c), Pubco will, no later than five Business Days following the delivery by a Purchaser to Pubco or Pubco’s transfer agent of a certificate representing Merger Stock, as the case may be, issued with a restrictive legend (such fifth Business Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive and other legends. So long as no Purchaser is an Affiliate of Pubco, Pubco may not make any notation on its records or give instructions to any transfer agent of Pubco that enlarge the restrictions on transfer set forth in this Section.

19

Certificates for Merger Stock subject to legend removal hereunder shall be transmitted by Pubco’s transfer agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.

          (d)      After the Merger, in addition to such Purchaser’s other available remedies, Pubco shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Merger Stock (based on the Closing Price of the Merger Stock on the date such Merger Stock are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Business Day (increasing to $20 per Business Day five (5) Business Days after such damages have begun to accrue) for each Business Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Merger Stock as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

          (e)      Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Merger Stock as set forth in this Section 4.1 is predicated upon Pubco’s reliance that the Purchaser will sell any Merger Stock pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Merger Stock is sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

          4.2 Furnishing of Information

          Following the Merger, as long as any Purchaser owns Securities, Pubco covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Pubco after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if Pubco is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company and Pubco each further covenants that each will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

          4.3 Integration

          Neither the Company nor Pubco shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

20

          4.4 Securities Laws Disclosure; Publicity. The Company shall, by 6:30 p.m. Eastern time on July 13, 2006, cause Pubco to issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this subclause (ii).

          4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

          4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

          4.7 Use of Proceeds. Except for up to $8,500,000 as set forth on Schedule 4.7 attached hereto, the Company shall use the first $20,000,000 of the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), to redeem any outstanding securities or to settle any outstanding litigation.

          4.8 Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a member or stockholder of the Company (except as a result of any Transaction Document or sales, pledges, margin sales and similar transactions by

21

such Purchaser to or with any other member or stockholder), solely as a result of such Purchaser’s acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement, except if such claim arises primarily from a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such member or stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

          4.9 Indemnification of Purchasers. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any member or stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such member or stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent

22

that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

          4.10 Reservation of Common Units. The Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Common Units for the purpose of enabling the Company to issue Units pursuant to this Agreement, Note Units pursuant to the any conversion of any Note, and Warrant Units pursuant to any exercise of the Warrants.

          4.11 Listing of Common Units. After the Merger, Pubco will maintain the listing of its common stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Merger Stock and the common stock underlying the Merger Warrants on such Trading Market. After the Merger, Pubco, if it applies to have its common stock traded on any other Trading Market, it will include in such application all of the Merger Stock and the common stock underlying the Merger Warrants, and will take such other action as is necessary to cause all of the Merger Stock to be listed on such other Trading Market as promptly as possible. Pubco will take all action reasonably necessary to continue the listing and trading of its common stock on a Trading Market and to cause Pubco to comply in all respects with its reporting, filing and other obligations under the bylaws or rules of the Trading Market.

          4.12 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

          4.13 Participation in Future Financing.

          (a)      From the date hereof until the date that is the 6 month anniversary of the Effective Date, upon any issuance by the Company or any of its Subsidiaries of Common Units or Common Unit Equivalents (a “Subsequent Financing”), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 50% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

23

          (b)      At least 5 Business Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 1 Business Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person or Persons through or with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.

          (c)      Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the 5th Business Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser’s participation, and that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no notice from a Purchaser as of such 5th Business Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

          (d)      If by 5:30 p.m. (New York City time) on the 5th Business Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

          (e)      If by 5:30 p.m. (New York City time) on the 5th Business Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase the greater of (a) their Pro Rata Portion (as defined below) of the Participation Maximum and (b) the difference between the Participation Maximum and the aggregate amount of participation by all other Purchasers. “Pro Rata Portion” is the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser participating under this Section 4.13 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 4.13.

          (f)      The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.13, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such

24

Subsequent Financing Notice within 60 Business Days after the date of the initial Subsequent Financing Notice.

          (g)      Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance.

          4.14      Subsequent Equity Sales.

          (a) Except as set forth in Sections 2.1(b) and 5.20, from the date hereof until 90 days after the Effective Date, neither the Company nor any Subsidiary shall issue Common Units or Common Unit Equivalents; provided, however, the 90 day period set forth in this Section 4.14 shall be extended for the number of Business Days during such period in which (i) trading in the Common Units is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Units, the Note Units and Warrant Units.

          (b) From the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a “Variable Rate Transaction”. The term “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Units either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Units at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (c) Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

          4.15      Short Sales and Confidentiality After The Date Hereof. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales in the common stock of Pubco during the period commencing at the time such Purchaser was first contacted by the Company regarding an investment in the Company and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by Pubco as described in Section 4.4, such Purchaser will maintain the confidentiality of all disclosures made to it in

25

connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of Common Stock “against the box” prior to the Effective Date of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of Pubco after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

          4.16      Delivery of Securities After Closing. The Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser to such Purchaser within 3 Business Days of the Closing Date.

          4.17      Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

          4.18      Capital Changes. Until the one year anniversary of the Effective Date, other than pursuant to the terms of the Merger, the Company shall not undertake a reverse or forward combination of outstanding Common Units or reclassification of the Common Units without the prior written consent of the Purchasers holding a majority in interest of the Units.

          4.19      Most Favored Nation Provision. If the Company or Pubco effects a Subsequent Financing at any time prior to the 6 month anniversary of the Effective Date, each Purchaser may elect, in its sole discretion, to exchange all or some of the Units then held by such Purchaser for any securities issued in a Subsequent Financing based on the Per Unit Purchase Price multiplied by the number of Units so exchanged and otherwise on the same terms and conditions at which such securities are to be issued. The Company shall provide, and shall cause Pubco to provide, each Purchaser notice of any such Subsequent Financing in the manner provided in Section 4.13.

          4.20      Option Plan. From the date hereof until the 24 month anniversary of the Closing Date, if the Company or any Subsidiary thereof, or, following the Merger, Pubco shall issue or reserve for issuance more than a number of Common Units equal to 20% of the outstanding Common Units immediately following the closing of the Merger (such outstanding number of Common Units shall be as set forth on Schedule 3.1(g) hereto) under any option or similar

26

employee equity compensation or benefit plan, the Company shall issue each Purchaser, on a pro-rata basis (based on each Purchaser’s Subscription Amount and the aggregate Subscription Amounts hereunder), additional Common Units such that the Purchasers own, in the aggregate, a percentage of the outstanding Common Units (on a fully diluted basis including the Note Units, but excluding the Warrants), such percentage being equal to the total Units sold pursuant to this Agreement divided by the sum of the total Units sold pursuant to this Agreement and 11,400,000, that sum divided by 94% and further divided by 80% (e.g. for $20,000,000 of units sold, the percentage is equal to 13,333,333 divided by the sum of 13,333,333 and 11,400,000, that sum divided by 94% and further divided by 80%, or approximately 40.54%), immediately following such issuance or reservation less any Common Units sold by the Purchasers prior to such issuance or reservation. The Company may not refuse to issue a Purchaser additional Common Units hereunder based on any claim that such Purchaser or any one associated or affiliated with such Purchaser has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining an issuance hereunder shall have been sought and obtained and the Company posts a surety bond for the benefit of such Purchaser in the amount of 150% of the market value of such Common Units (based on the Closing Price of the Common Units on the date of the event giving rise to the Company’s obligation hereunder), which is subject to the injunction, which bond shall remain in effect until the completion of litigation of the dispute and the proceeds of which shall be payable to the Purchaser to the extent it obtains judgment. Nothing herein shall limit a Purchaser’s right to pursue actual damages for the Company's failure to deliver Common Units hereunder and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

          4.21      Registration Rights. In the event that the Merger Agreement is terminated and the Company enters into a merger agreement with another entity whose common stock or other equity securities are publicly traded, the consummation of such merger agreement shall have substantially similar closing conditions as those set forth in Section 2.3(b)(iv) of this Agreement. In addition, in the event the Merger Agreement is terminated and if, in connection with an initial public offering or at any other time, the Company shall determine to proceed with the preparation and filing of a registration statement, in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other similar limited purpose form), the Company will give written notice of its determination to the Purchasers. Upon receipt of a written request from the Purchasers within thirty calendar days after receipt of any such notice from the Company, the Company will cause all the Common Units issued hereunder or issuable upon exercise of the Warrants, to the extent requested by the Purchasers, to be included in such registration statement, all to the extent required to permit the sale or other disposition by the Purchasers of such securities.

          4.22      Put Right. If the Merger is not completed within 120 days of the Closing Date, the Company will pay each Purchaser an amount equal to 0.25% of the aggregate amount invested by such Purchaser pursuant to this Agreement. In addition to the payment described in the preceding sentence, if the Merger is not completed within 150 days of the Closing Date, the Company will pay each Purchaser an amount equal to 0.75% of the aggregate amount invested by such Purchaser pursuant to this Agreement. If the Merger is not completed within 180 days of the Closing Date, each Purchaser shall at such time have the option to require the Company to purchase from such Purchaser all or such portion as is designated by such Purchaser of the Units

27

and Warrants purchased by such Purchaser pursuant to this Agreement. The Company shall purchase the Units and Warrants designated by such Purchaser for a price equal to the Subscription Amount paid by the Purchaser with respect to the Units and Warrants designated by such Purchaser (the “Put Price”). The repurchase of the Units and Warrants will be consummated and the Put Price will be paid by the Company to the Purchaser on a date that is not more than 90 days after the Company’s receipt of written notice by the Purchaser of the exercise of the option set forth in this Section 4.22.

ARTICLE V.
MISCELLANEOUS

          5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before June 30, 2006; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

          5.2 Fees and Expenses. At the Closing, the Company has agreed to reimburse Bonanza Master Fund Ltd. (“Bonanza”) the non-accountable sum of $20,000, for its out-of-pocket legal fees and expenses. Accordingly, in lieu of the foregoing payments, the aggregate amount that Bonanza is to pay for the Securities at the Closing shall be reduced by $20,000 in lieu thereof. The Company shall deliver, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

          5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

          5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

28

          5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

          5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall be expressly binding on Pubco upon the closing of the Merger. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers”.

          5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

          5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, members, managers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights

29

to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          5.10      Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Units, the Note Units and Warrant Units.

          5.11      Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

          5.12      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          5.13      Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

          5.14      Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

          5.15      Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be

30

entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

          5.16      Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          5.17      Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only Bonanza. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

          5.18      Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

          5.19      Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the

31

drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

          5.20      Additional Closings. The Company may accept additional investments on the terms set forth in the Transaction Documents during the 30 days after the Closing Date in an aggregate amount not exceeding $10,000,000 (for a total investment pursuant to the Transaction Documents of up to $25,000,000) by accepting additional signature pages to the Transactions Documents from each such Purchaser and payment of the additional amount to be invested by each such Purchaser, which additional signature pages shall represent a joinder of this Agreement and the other Transaction Documents as if such Purchaser had delivered such signature pages and payment on the Closing Date. Within 3 Business Days of acceptance of such additional signature pages and payments, the Company will deliver to all Purchasers a restated Closing Statement that includes such additional Purchasers and payments in the form of Annex A attached hereto.

(Signature Pages Follow)

32

                    IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

CROSSPOINT ENERGY, LLC

By: __________________________________________
Name:
Title:

With a copy to (which shall not constitute notice):

Acknowledged and agreed to as to representations, warranties and covenants of Pubco herein as of the date first indicated above:

ELECTRUM MINING LIMITED	Address for Notice:

By: __________________________________________
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

33

[PURCHASER SIGNATURE PAGES TO CROSSPOINT SECURITIES PURCHASE AGREEMENT]

          IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser:________________________________________________

Fax Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):

Subscription Amount:
Units:
Notes:
Warrants:
EIN Number:

[SIGNATURE PAGES CONTINUE]

34

Annex A

CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $22,000,000 of Common Units, Notes and Warrants from CrossPoint Energy, LLC (the “Company”). All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date: June 30, 2006

I. PURCHASE PRICE

Gross Proceeds to be Received	$15,000,000.00

II. DISBURSEMENTS

CrossPoint Energy, LLC	$15,000,000.00
$
$
$
$

Total Amount Disbursed:	$15,000,000.00

35

REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 30, 2006, among Electrum Mining Limited, a Nevada corporation (the “Company”), and the several purchasers signatory hereto (each such purchaser is a “Purchaser” and collectively, the “Purchasers”).

          This Agreement is made pursuant to the Securities Purchase Agreement, dated as of June 30, 2006, between CrossPoint Energy, LLC, the Company and each Purchaser (the “Purchase Agreement”) and the Merger Agreement (as defined in the Purchase Agreement).

          The Company and each Purchaser hereby agrees as follows:

     1.      Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          “Advice” shall have the meaning set forth in Section 6(d).

          “Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, the 90th calendar day following the date the Merger is consummated and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

          “Effectiveness Period” shall have the meaning set forth in Section 2(a).

          “Event” shall have the meaning set forth in Section 2(b).

          “Event Date” shall have the meaning set forth in Section 2(b).

          “Filing Date” means, with respect to the initial Registration Statement required hereunder, the 30th calendar day following the date the Merger is consummated and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

          “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

1

          “Indemnified Party” shall have the meaning set forth in Section 5(c).

          “Indemnifying Party” shall have the meaning set forth in Section 5(c).

          “Losses” shall have the meaning set forth in Section 5(a).

          “Plan of Distribution” shall have the meaning set forth in Section 2(a).

          “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          “Registrable Securities” means all of (i) the Merger Stock, (ii) the shares of Common Stock underlying the Merger Warrants, (iii) any additional shares issuable in connection with any anti-dilution provisions in the Warrants (without giving effect to any limitations on exercise set forth in the Warrant), (iv) any shares of Common Stock issued or issuable upon the conversion of the Notes, and (iv) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          “Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          “Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

2

          2.      Shelf Registration.

          (a)      On or prior to each Filing Date, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of 100% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by at least an 85% majority in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within 1 Trading Day of such notification or effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(b).

          (b)      If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 21 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the Prospectus therein to

3

resell such Registrable Securities for more than 15 consecutive calendar days or more than an aggregate of 20 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 21 calendar day period is exceeded, or for purposes of clause (v) the date on which such 15 or 20 calendar day period, as applicable, is exceeded being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder, up to a maximum of 24% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

          3.      Registration Procedures

          In connection with the Company’s registration obligations hereunder, the Company shall:

          (a)      Not less than five Trading Days prior to the filing of each Registration Statement and not less than 1 Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of a Registration Statement or 1 Trading Day after the Holders have been so furnished copies of any related Prospectus or amendment or supplement thereto. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than two

4

Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

          (b)      (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and, upon each Holder’s request, as promptly as reasonably possible provide such Holder true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c)      If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 100% of the number of such Registrable Securities.

          (d)      Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than 1 Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or

5

all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

          (e)      Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (f)      Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g)      Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

          (h)      If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, the Company shall (i) make an Issuer Filing with the NASDR, Inc. Corporate Financing Department pursuant to proposed NASDR Rule 2710(b)(10)(A)(i), (ii) respond within five Trading Days to any comments received from NASDR in connection therewith, and (iii) pay the filing fee required in connection therewith.

6

          (i)      Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

          (j)      If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (k)      Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12 month period.

          (l)      Comply with all applicable rules and regulations of the Commission.

          (m)      The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares. During any periods that the Company is

7

unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

          4.      Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

          5     . Indemnification

          (a)      Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title)of

8

each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

          (b)      Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in 9

Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)      Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of

10

such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

          (d)      Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

          6.      Miscellaneous

          (a)      Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further

11

agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

          (b)      No Piggyback on Registrations. Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the initial Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

          (c)      Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

          (d)      Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

          (e)      Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

          (f)      Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then

12

outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (g)      Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

          (h)      Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights (except by merger) or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (i)      No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

          (j)      Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

          (k)      Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

          (l)      Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

13

          (m)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (n)      Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

          (o)      Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

          (p)      Termination of Merger Agreement. The parties agree that the obligations of the Company set forth herein shall be subject to the closing of the Merger Agreement. If the Merger Agreement is terminated prior to the consummation of the Merger, then this Agreement shall be, automatically and without further action by the parties hereto, terminated as of the termination date of the Merger Agreement.

*************************

14

                    IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ELECTRUM MINING LIMITED

By: __________________________________________
       Name:
       Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO CROSSPOINT RRA]

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

16

ANNEX A

Plan of Distribution

          Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the [principal Trading Market] or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  an exchange distribution in accordance with the rules of the applicable exchange;

  privately negotiated transactions;

  settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

  broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

  a combination of any such methods of sale; or

  any other method permitted pursuant to applicable law.

          The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

          Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

17

          In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

          The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

          The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

          Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

          We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

          Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation

18

M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

19

Annex B

Electrum Mining Limited

Selling Securityholder Notice and Questionnaire

          The undersigned beneficial owner of common stock, par value $[___________per share (the “Common Stock”), of Electrum Mining Limited, a [Delaware corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form [S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of June ___, 2006 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

          Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

          The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

20

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a) Full Legal Name of Selling Securityholder

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone: _______________________________________________________________________________________
Fax:_____________________________________________________________________________________________
Contact Person:____________________________________________________________________________________

3.	Beneficial Ownership of Registrable Securities:

	(a)	Type and Number of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Purchase Agreement):

21

4.	Broker-Dealer Status:

	(a)	Are you a broker-dealer?

Yes [ ] No [ ]

	(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes [ ] No [ ]

	Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

	(c)	Are you an affiliate of a broker-dealer?

Yes [ ] No [ ]

(d)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes [ ] No [ ]

	Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

22

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

          The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective (including, upon request by the Company, any material change in the number of shares held by the undersigned, but not including any immaterial changes).

          By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

          IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _____________________________________	Beneficial Owner: ____________________________________

By: ______________________________________________
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

23

CROSSPOINT ENERGY COMPANY

2006 EQUITY INCENTIVE PLAN

-i-

TABLE OF CONTENTS
(continued)

Page

SECTION 36.	COMPLIANCE WITH SECTION 409A OF THE CODE	21

-ii-

CROSSPOINT ENERGY COMPANY
2006 EQUITY INCENTIVE PLAN

          Section 1. Purpose. The CrossPoint Energy Company 2006 Equity Incentive Plan (the “Plan”) has been established by CrossPoint Energy Company, a Nevada corporation (the “Company”), effective as of July 7, 2006 (the “Effective Date”), to foster and promote the long-term financial success of the Company and its Subsidiaries and thereby increase stockholder value. The Plan provides for the Award (as defined in Section 3) of equity incentives to those employees, directors, or officers of, or key advisers or consultants to, the Company or any of its Subsidiaries who are responsible for or contribute to the management, growth or success of the Company or any of its Subsidiaries.

          Section 2. Definitions. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

          2.1      “Board” means the Board of Directors of the Company.

          2.2      “Change in Control” means the occurrence of any of the following:

                    (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act)) (a “Person”) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Company, assuming conversion of any outstanding preferred stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation or other entity pursuant to a reorganization, merger, consolidation or other business combination, if, following such reorganization, merger, consolidation or other business combination, the conditions described in (i), (ii) and (iii) of Section 2.2(c) are satisfied;

                    (b) if individuals who, as of the date hereof, constitute the Board of the Company (the “Incumbent Board”) cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a two-thirds vote of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                    (c) approval by the stockholders of the Company of a reorganization, merger, consolidation or other business combination, unless following such reorganization, merger, consolidation or other business combination (i) more than 50% of, respectively, the then-outstanding shares of common stock or other equity interests of the corporation or other entity resulting from such reorganization, merger, consolidation or other business combination and the combined voting power of the then-outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or other business combination in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other business combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares or other equity interests and voting securities of the resulting corporation or other entity owned by the Company’s stockholders, but not from the total number of outstanding shares or other equity interests and voting securities of the resulting corporation or other entity, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or other equity interests or voting securities of the Company); (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation or other entity resulting from such reorganization, merger, consolidation or other business combination and any Person beneficially owning, immediately prior to such reorganization, merger, consolidation or other business combination, directly or indirectly, 50% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock or other equity interests of the corporation or other entity resulting from such reorganization, merger, consolidation or other business combination or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (iii) at least two-thirds of the members of the board of directors of the corporation or other entity resulting from such reorganization, merger, consolidation or other business combination were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, consolidation or other business combination; or

                    (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation or other entity, with respect to which immediately thereafter, (1) more than 50% of, respectively, the then-outstanding shares of common stock or other equity interests of such corporation or other entity and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or

2

indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares or other equity interests and voting securities of the transferee corporation or other entity owned by the Company’s stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation or other entity, any shares or other equity interests or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation or other entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 50% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock or other equity interests of such transferee corporation or other entity and the combined voting power of the then-outstanding voting securities of such transferee corporation or other entity entitled to vote generally in the election of directors and (3) at least two-thirds of the members of the board of directors of such transferee corporation or other entity were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

          2.3      “Code” means the Internal Revenue Code of 1986, as amended.

          2.4      “Committee” shall have the meaning provided in Section 3 of the Plan.

           2.5      “Common Stock” means the common stock of the Company.

          2.6      “Continuous Service” means that the Participant’s service with the Company, any Parent Company or any Subsidiary, whether as an employee, officer, director, adviser or consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company, any Parent Company or any Subsidiary as an employee, officer, consultant, adviser or director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant of any Parent Company or a Subsidiary or a director will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Committee, including sick leave, military leave or any other personal leave.

          2.7      “Disability” means (a) as it relates to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code, and (b) for all other purposes, shall have the meaning given that term by the group disability insurance, if any, maintained by the Company for its employees or otherwise shall mean the

3

complete inability of the Participant, with or without a reasonable accommodation, to perform his or her duties with the Company, any Parent Company or any Subsidiary on a full-time basis as a result of physical or mental illness or personal injury he or she has incurred, as determined by an independent physician selected with the approval of the Company, any Parent Company or any Subsidiary and the Participant.

          2.8      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          2.9      “Fair Market Value” means, as determined by the Committee, (i) if the Common Stock is listed on the Nasdaq Stock Market, the last sale price as quoted on the Nasdaq Stock Market on the trading day immediately preceding the date for which the determination is being made or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on such day, or, (ii) if the Common Stock is listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day immediately preceding the date for which the determination is being made or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, (iii) if the Common Stock is not quoted on such Nasdaq Stock Market nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices on the day immediately preceding the date for which the determination is being made in the over-the-counter market as reported by Nasdaq or, (iv) if bid and asked prices for the Common Stock on such day shall not have been reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board or a committee thereof, or, (v) if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

          2.10      “Immediate Family” shall have the meaning provided in Section 19 of the Plan.

          2.11      “Incentive Stock Option” means a stock option granted under the Plan which is intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

          2.12      “Non-Qualified Stock Option” means a stock option granted under the Plan which is not intended to be an Incentive Stock Option, including any stock option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option nor as an option described in Section 423(b) of the Code.

          2.13      “Other Stock-Based Award” means Awards (other than Stock Options, Stock Appreciation Rights, Restricted Stock Awards, and Stock Bonus Awards) denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock and granted pursuant to Section 10.

          2.14      “Outside Director” means a member of the Board who is not employed by the Company, any Parent Company or any Subsidiary.

4

          2.15      “Parent Company” means: (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) for all other purposes, any corporation (other than the Company) or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the Stock Option or other Award, each of the corporations or other entities other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in the chain.

          2.16      “Participant” shall mean any employee, director or officer of, or key adviser or consultant to, the Company or any Subsidiary to whom an Award is granted under the Plan.

          2.17      “Plan Year” means the twelve-month period beginning on January 1 and ending on December 31; provided, however, the first Plan Year shall be the short Plan Year beginning on the Effective Date and ending on December 31, 2006.

          2.18      “Restricted Stock Award” means an Award of Common Stock made pursuant to Section 8.

          2.19      “Stock Appreciation Right” means an Award made pursuant to Section 7.

          2.20      “Stock Bonus Award” means an Award made pursuant to Section 9.

          2.21      “Stock Option” means any option to purchase Common Stock granted pursuant to Section 6.

          2.22      “Subsidiary” means: (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) for all other purposes, a corporation or other entity of which not less than 50% of the total voting power is held by the Company or by a Subsidiary, whether or not such corporation or other entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary .

          2.23      “Term of the Plan” means the period beginning on the Effective Date and ending on the earlier to occur of (i) the date the Plan is terminated by the Board in accordance with Section 22 and (ii) the day before the tenth anniversary of the Effective Date.

          Section 3. Administration. The Plan shall be administered by the Compensation Committee of the Board or such other committee as may be appointed by the Board from time to time for the purpose of administering this Plan, or if no such committee is appointed or acting, the entire Board; provided, however, that so long as the Company has any class of equity security registered pursuant to Section 13 of the Exchange Act, and if the Plan is to be administered by a committee, then such committee shall consist of two or more members of the Board, each of whom shall each qualify as a “non-employee director” within the meaning of

5

Rule 16b-3 of the Exchange Act and, if applicable, as an “independent director” under applicable national securities exchange or Nasdaq Stock Market rules, and also qualify as an “outside director” within the meaning of Section l62(m) of the Code and regulations pursuant thereto. For purposes of the Plan, the Board acting in this capacity or the Compensation Committee described in the preceding sentence shall be referred to as the “Committee.” The Committee shall have the power and authority to grant to eligible persons pursuant to the terms of the Plan: (1) Stock Options, (2) Stock Appreciation Rights, (3) Restricted Stock Awards, (4) Stock Bonus Awards, (5) Other Stock-Based Awards, or (6) any combination of the foregoing (collectively referred to as “Awards”).

          The Committee shall have authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application. Except as otherwise expressly provided in the Plan, the Committee shall have authority to select the persons to whom Awards shall be made under the Plan; to determine whether and to what extent Awards shall be made under the Plan; to determine the types of Award to be made and the amount, size, terms and conditions of each such Award; to determine the time when the Awards shall be granted; to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and to make all other determinations necessary or advisable for the administration and interpretation of the Plan. The Committee, in its sole discretion, may determine that an Award will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, including the attainment of performance criteria, subject in any case to the terms of the Plan. If the Committee imposes conditions upon exercise, then subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Award may be exercised. Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or Awards, or may amend the Plan to provide for such grants or Awards, without satisfying the requirements of Section 162(m) of the Code.

          Notwithstanding anything in the Plan to the contrary, the Committee also shall have authority in its sole discretion to vary the terms of the Plan to the extent necessary to comply with foreign, federal, state or local law or to meet the objectives of the Plan. The Committee may, where appropriate, establish one or more sub-plans for this purpose.

          All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons who participate in the Plan.

          All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

6

          Section 4. Common Stock Subject to the Plan.

          4.1      Share Reserve. Subject to the following provisions of this Section 4 and to such adjustment as may be made pursuant to Section 21, the maximum number of shares available for issuance under the Plan shall be equal to 3,564,844 shares of Common Stock. The maximum number of shares that may be issued upon the exercise of Incentive Stock Options granted under the Plan shall not exceed the limits under Code Section 422 (as adjusted pursuant to Section 21). During the terms of the Awards under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

          4.2      Source of Shares. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof as the Committee may determine. Except as otherwise provided herein, any shares subject to an option or right granted or awarded under the Plan which for any reason expires or is terminated unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered or cancelled as to any shares, or if any shares are not delivered because an Award under the Plan is settled in cash or the shares are used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan and shall again become eligible for issuance under the Plan. If the exercise price of any Stock Option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (whether by actual delivery or by attestation and whether or not such surrendered shares were acquired pursuant to any Award granted under the Plan), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. No Awards may be granted following the end of the Term of the Plan.

          Section 5. Eligibility to Receive Awards. An Award may be granted to any employee, director, or officer of, or key adviser or consultant to, the Company or any Subsidiary, who is responsible for or contributes to the management, growth or success of the Company or any Subsidiary, provided that bona fide services shall be rendered by consultants or advisers to the Company or its Subsidiaries and, unless otherwise approved by the Committee, such services must not be in connection with the offer and sale of securities in a capital-raising transaction and must not directly or indirectly promote or maintain a market for the Company’s securities. Subject to the preceding sentence and Section 6.7, the Committee shall have the sole authority to select the persons to whom an Award is to be granted hereunder and to determine what type of Award is to be granted to each such person. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

          Section 6. Stock Options. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. Only employees of the Company or a Subsidiary are eligible to receive Incentive Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Except as otherwise expressly provided in Section 6.7, the terms and conditions of each Stock Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a

7

written Stock Option agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. No person shall have any rights under any Stock Option granted under the Plan unless and until the Company and the person to whom such Stock Option shall have been granted shall have executed and delivered an agreement expressly granting the Stock Option to such person and containing provisions setting forth the terms and conditions of the Stock Option. The terms and conditions of each Incentive Stock Option shall be such that each Incentive Stock Option issued hereunder shall constitute and shall be treated as an “incentive stock option” as defined in Section 422 of the Code. The terms and conditions of each Non-Qualified Stock Option will be such that each Non-Qualified Stock Option issued hereunder shall not constitute nor be treated as an “incentive stock option” as defined in Section 422 of the Code or an option described in Section 423(b) of the Code and will be a “non-qualified stock option” for federal income tax purposes. The terms and conditions of any Stock Option granted hereunder need not be identical to those of any other Stock Option granted hereunder. The Stock Option agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          6.1      Type of Option. Each Stock Option agreement shall identify the Stock Option represented thereby as an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be.

          6.2      Option Price. The Incentive Stock Option exercise price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an employee referred to in Section 6.6(ii) below) of the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted. The Non-Qualified Stock Option exercise price shall be fixed by the Committee but shall in no event be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Non-Qualified Stock Option at the time the Stock Option is granted. Notwithstanding the foregoing, the Company may, in exchange for options for membership units in CrossPoint Energy, LLC, a Texas limited liability company, after the merger of such entity with a subsidiary of the Company, issue Stock Options with exercise prices less than 100% of the Fair Market Value of the shares of Common Stock subject to the Stock Options at the time such Stock Options are granted.

          6.3      Exercise Term. Each Stock Option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no Stock Option shall be exercisable after ten years from the date of grant thereof (or, in the case of an Incentive Stock Option granted to an employee referred to in Section 6.6(ii) below, such term shall in no event exceed five years from the date on which such Incentive Stock Option is granted). The Committee shall have the power to permit an acceleration of previously established exercise upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

          6.4      Payment for Shares. A Stock Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of

8

the Stock Option agreement by the Participant entitled to exercise the Stock Option and full payment for the shares of Common Stock with respect to which the Stock Option is exercised has been received by the Company. The Committee, in its sole discretion, may permit the exercise price for any Stock Option to be paid by (i) cash, certified or cashier’s check, bank draft, money order, wire transfer payable to the order of the Company, free from all collection charges; (ii) delivery of shares of Common Stock already owned by the Participant and having a Fair Market Value equal to the aggregate exercise price, or by a combination of cash and shares of Common Stock, in each case to the extent permitted by applicable law and not in violation of any instrument or agreement to which the Company is a party and, unless approved by the Committee, not resulting in a charge to the Company’s reported earnings; or (iii) delivery (including by facsimile or by electronic mail) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price and any tax withholding obligations that may arise in connection with such exercise (otherwise known as a “cashless exercise”). No shares of Common Stock shall be issued to any Participant upon exercise of a Stock Option until the Company receives full payment therefor as described above. Upon the receipt of notice of exercise and full payment for the shares of Common Stock, the shares of Common Stock shall be deemed to have been issued and the Participant shall be entitled to receive such shares of Common Stock and shall be a stockholder with respect to such shares, and the shares of Common Stock shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the Common Stock is issued, except as provided in Section 21 of the Plan. Each exercise of a Stock Option shall reduce, by an equal number, the total number of shares of Common Stock that may thereafter be purchased under such Stock Option.

          6.5      Rights upon Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates for any reason, other than death or Disability, any rights of the Participant under any Stock Option shall immediately terminate; provided, however, that the Participant (or any successor or legal representative) shall have the right to exercise the Stock Option to the extent that the Stock Option was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination of Continuous Service, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Option.

          Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under any Stock Option to the extent that such Stock Option has not previously been exercised, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under such Stock Option if the Committee shall determine in its sole discretion that the Participant’s Continuous Service shall have been terminated for “Cause” (as such term is defined in the Participant’s Stock Option agreement or employment agreement, if any), which determination shall be made in good faith. If there is a conflict between the definition of Cause as defined in the Participant’s Stock Option agreement and as defined in the Participant’s employment agreement, if any, the most restrictive definition of Cause shall apply unless the employment agreement expressly provides otherwise.

9

In the event of such determination, the Participant (or any successor or legal representative) shall have no right under any Stock Option, to the extent that such Stock Option has not previously been exercised, to purchase any shares of Common Stock. Any Stock Option may be terminated entirely by the Committee at the time or at any time subsequent to a determination by the Committee under this Section 6.5 which has the effect of eliminating the Company’s obligation to sell or deliver shares of Common Stock under such Stock Option.

          In the event that a Participant’s Continuous Service terminates because such Participant dies or suffers a Disability prior to the expiration of the Stock Option and without the Participant’s having fully exercised the Stock Option, the Participant or his or her successor or legal representative shall be fully vested in the Stock Option and shall have the right to exercise the Stock Option within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the term of the Stock Option.

          6.6      Special Incentive Stock Option Rules. Notwithstanding the foregoing, in the case of an Incentive Stock Option, each Stock Option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such Stock Option as an Incentive Stock Option under the Code including, without limitation, the following:

                              (i)      To the extent that the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock, with respect to which Incentive Stock Options granted under this Plan (and all other plans of the Company, any Parent Company and any Subsidiary) become exercisable for the first time by any person in any calendar year, exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

                              (ii)      No Incentive Stock Option shall be granted to any employee if, at the time the Incentive Stock Option is granted, the employee (by reason of the attribution rules applicable under Section 424(d) of the Code) owns more than 10% of the combined voting power of all classes of stock of the Company or any Parent Company or Subsidiary unless at the time such Incentive Stock Option is granted the Stock Option exercise price is at least 110% of the Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant.

If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

          6.7      Conversion of Director Fees. The Board may, at its sole discretion, permit an Outside Director to receive all or a portion of his or her annual retainer fee, any fees for attending meetings of the Board or committees thereof, committee chairmanship fees or any other fees payable to an Outside Director in the form of a Stock Option. The terms and conditions of such Stock Option, including (without limitation) the method for converting the annual retainer fee or any other fee payable to an Outside Director into a Stock Option, the date of grant, the vesting schedule, if any, and the time period for an Outside Director to elect such a

10

Stock Option shall be determined solely by the Board. The Board’s decision shall be final, binding and conclusive.

          Section 7. Stock Appreciation Rights. Stock Appreciation Rights entitle Participants to increases in the Fair Market Value of shares of Common Stock. The terms and conditions of each Stock Appreciation Right granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          7.1      Award. Stock Appreciation Rights shall entitle the Participant, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof an Award equal to all or a portion of the excess of: (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (ii) a specified price which shall not be less than 100% of the Fair Market Value of the Common Stock at the time the right is granted. Such amount may be paid by the Company in cash, Common Stock (valued at its then Fair Market Value) or any combination thereof, as the Committee may determine. In the event of the exercise of a Stock Appreciation Right that is fully or partially settled in shares of Common Stock, the number of shares reserved for issuance under this Plan shall be reduced by the number of shares issued upon exercise of the Stock Appreciation Right.

          7.2      Term. Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Committee, provided that no Stock Appreciation Right shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

         7.3      Rights upon Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates for any reason, other than death or Disability, any rights of the Participant under any Stock Appreciation Right shall immediately terminate; provided, however, the Participant (or any successor or legal representative) shall have the right to exercise the Stock Appreciation Right to the extent that the Stock Appreciation Right was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination of Continuous Service, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Appreciation Right.

          Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under any Stock Appreciation Right, to the extent that such Stock Appreciation Right has not previously been exercised, and the Company shall not be obligated to pay or deliver any cash, Common Stock or any combination thereof (or have any other obligation or liability) under such Stock Appreciation Right if the Committee shall determine in its sole discretion that the Participant’s Continuous Service shall have been terminated for “Cause” (as such term is defined in the Participant’s Stock Appreciation Right agreement or employment

11

agreement, if any), which determination shall be made in good faith. If there is a conflict between the definition of Cause as defined in the Participant’s Stock Appreciation Right agreement and as defined in the Participant’s employment agreement, if any, the most restrictive definition of Cause shall apply unless the employment agreement expressly provides otherwise. In the event of such determination, the Participant (or any successor or legal representative) shall have no right under such Stock Appreciation Right, to the extent that such Stock Appreciation Right has not previously been exercised. Any Stock Appreciation Right may be terminated entirely by the Committee at the time of or at any time subsequent to the determination by the Committee under this Section 7.3 which has the effect of eliminating the Company’s obligations under such Stock Appreciation Right.

          In the event that a Participant’s Continuous Service terminates because such Participant dies or suffers a Disability prior to the expiration of his or her Stock Appreciation Right and without having fully exercised his or her Stock Appreciation Right, the Participant or his or her successor or legal representative shall be fully vested in the Stock Appreciation Right and shall have the right to exercise any Stock Appreciation Right within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the Stock Appreciation Right.

          Section 8. Restricted Stock Awards. Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer (“Restricted Stock”) and subject to a substantial risk of forfeiture. The Committee may, in its sole discretion, grant Restricted Stock at no cost to a Participant or it may establish a cost (the “Purchase Price”), which may be less than or equal to the Fair Market Value of a share of Common Stock on the date of grant, for each share of Restricted Stock granted to a Participant. The terms and conditions of each Restricted Stock Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          8.1      Vesting Period. Restricted Stock Awards shall be subject to the restrictions described in the preceding paragraph over such vesting period as the Committee determines. To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, Restricted Stock Awards to any Participant may also be subject to certain conditions with respect to attainment of one or more preestablished performance objectives which shall relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets, net profits, stock price, market share, sales or costs. In order to take into account unforeseen events or changes in circumstances, such objectives may be adjusted by the Committee in its sole discretion; provided, to the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, such objectives may not be adjusted by the Committee to increase an Award but only to reduce or eliminate an Award.

12

          8.2      Restriction upon Transfer. Shares awarded, and the right to vote such shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, except as herein provided or as provided in any agreement entered into between the Company and a Participant in connection with the Plan, during the vesting period applicable to such shares. Notwithstanding the foregoing, and except as otherwise provided in the Plan, the Participant shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote such shares, until such time as the Participant disposes of the shares or forfeits the shares pursuant to the agreement relating to the Restricted Stock Award.

          8.3      Certificates. Any stock certificate issued in respect of shares awarded to a Participant shall be registered in the name of the Participant and deposited with the Company, or its designee, and shall bear the following legend:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE CROSSPOINT ENERGY COMPANY 2006 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND CROSSPOINT ENERGY COMPANY RELEASE FROM SUCH TERMS AND CONDITIONS SHALL BE OBTAINED ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE PLAN AND AGREEMENT, A COPY OF EACH OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF CROSSPOINT ENERGY COMPANY”

Each Participant, as a condition of any Restricted Stock Award, shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

          8.4      Termination of Continuous Service. Except as otherwise provided in the written agreement relating to the Participant’s Restricted Stock Award, in the event that a Participant’s Continuous Service terminates for any reason, other than death or Disability, any rights of the Participant or his or her successors or legal representatives under any Restricted Stock Award that remains subject to restrictions shall immediately terminate and any Restricted Stock Award with unlapsed restrictions shall be forfeited to the Company without payment of any consideration; provided that, if a Participant paid a Purchase Price in connection with the grant of a share of Restricted Stock, upon forfeiture of such a share of Restricted Stock the Company shall pay to the Participant, as soon as reasonably practicable following such forfeiture, the lesser of (i) the Purchase Price or (ii) the Fair Market Value of a share of Common Stock on the date of forfeiture. If an amount due to a Participant under this Section 8.4 exceeds $50,000, the Committee may, in its sole discretion, pay any amount exceeding $50,000 in a series of up to ten equal annual installments, with the first installment payment due on the first anniversary of the date of forfeiture.

13

          Unless the written agreement between the Participant and the Company relating to the Restricted Stock Award provides otherwise, in the event that a Participant’s Continuous Service terminates because such Participant dies or suffers a Disability, all remaining shares of a Restricted Stock Award shall no longer be subject to any unlapsed restrictions.

          Section 9. Stock Bonus Awards. Stock Bonus Awards shall consist of Awards of shares of Common Stock. To the extent the Committee deems necessary or appropriate to protect against the loss of deductibility pursuant to Section 162(m) of the Code, the Committee may, in its sole discretion, grant a Stock Bonus Award based upon corporate, division, subsidiary, group or unit performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets, net profits, stock price, market share, sales or costs or, with respect to Participants not subject to Section 162(m) of the Code, such other measures or standards determined by the Committee in its discretion. In order to take into account unforeseen events or changes in circumstances, such performance objectives may be adjusted; provided, to the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, such performance objectives may not be adjusted by the Committee to increase an Award but only to reduce or eliminate an Award.

          The terms and conditions of each Stock Bonus Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. In any event, each Stock Bonus Award agreement must provide that such Stock Bonus Award shall be payable to the Participant no later than two and one half months following the end of the calendar year in which the Participant became vested in such Stock Bonus Award in order to satisfy the short-term deferral rule applicable under Section 409A of the Code. In addition to any applicable performance goals, shares of Common Stock subject to a Stock Bonus Award may be: (i) subject to additional restrictions (including, without limitation, restrictions on transfer) or (ii) granted directly to a person free of any restrictions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

          Section 10. Other Stock-Based Awards. Other Stock-Based Awards may be awarded, subject to limitations under applicable law and this Plan, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under the Plan or any other plan of the Company. The terms and conditions of each Other Stock-Based Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. Each Other Stock-Based Award granted under this Plan must satisfy the requirements of, or be exempt from, Section 409A of the Code.

14

          To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, Other Stock-Based Awards to any Participant may also be subject to certain conditions with respect to attainment of one or more preestablished performance objectives which shall relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share or ratio of earnings to equity or assets, net profits, stock price, market share, sales or costs. In order to take into account unforeseen events or changes in circumstances, such performance objectives may be adjusted; provided, to the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, such performance objectives may not be adjusted by the Committee to increase an Award but only to reduce or eliminate an Award.

          Section 11. Loans. The Committee may, in its sole discretion and to further the purpose of the Plan, provide for loans to persons in connection with all or any part of an Award under the Plan. Any loan made pursuant to this Section 11 shall be evidenced by a loan agreement, promissory note or other instrument in such form and which shall contain such terms and conditions (including without limitation, provisions for interest, payment, schedules, collateral, forgiveness, acceleration of such loans or parts thereof or acceleration in the event of termination) as the Committee shall prescribe from time to time. Notwithstanding the foregoing, each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

          Section 12. Securities Law Requirements. No shares of Common Stock shall be issued upon the exercise or payment of any Award unless and until:

                              (i)      The shares of Common Stock underlying the Award have been registered under the Securities Act of 1933, as amended (the “Act”), or the Company has determined that an exemption from the registration requirements under the Act is available or the registration requirements of the Act do not apply to such exercise or payment;

                              (ii)      The Company has determined that all applicable listing requirements of any stock exchange or quotation system on which the shares of Common Stock are listed have been satisfied; and

                              (iii)      The Company has determined that any other applicable provision of state or Federal law, including without limitation applicable state securities laws, has been satisfied.

          Section 13. Restrictions on Transfer; Representations of Participant; Legends. Regardless of whether the offering and sale of shares of Common Stock has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. As a condition to the Participant’s receipt of shares, the Company may require the Participant to

15

represent that such shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Stock certificates evidencing shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR WITHOUT AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.”

The Company may, but shall not be obligated to, register or qualify the sale of shares under the Act or other applicable law. In the event of a public offering of Common Stock or any other securities of the Company, it may be necessary for the Company to restrict for a period of time (during or following the offering process) the transfer of shares of Common Stock issued to a Participant under the Plan (including any securities issued with respect to such shares in accordance with Section 21 of the Plan). As a condition to the Participant’s receipt of shares, the Committee may require the Participant to agree not to effect any sale, transfer, pledge or other disposal of the Participant’s shares during such time and agree to execute any “lock-up letter” or similar agreement requested by the Company or its underwriters. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on all persons.

          Section 14. Single or Multiple Agreements. Multiple forms of Awards or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

          Section 15. Rights of a Stockholder. The recipient of any Award under the Plan, unless otherwise expressly provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until shares of Common Stock are issued to him.

          Section 16. No Right to Continue Employment or Service. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company, Parent Company or any Subsidiary in the capacity in effect at the time the Award was granted or shall affect the right of the Company, Parent

16

Company or any Subsidiary to terminate (i) the employment of an employee with or without notice and with or without cause, (ii) the service of a consultant or adviser pursuant to the terms of such consultant’s or adviser’s agreement with the Company, Parent Company or any Subsidiary, if any or (iii) the service of a director pursuant to the Bylaws of the Company, Parent Company or any Subsidiary and any applicable provisions of the corporate law of the state in which the Company, Parent Company or any Subsidiary is incorporated, as the case may be.

          Section 17. Withholding. The Company’s obligations hereunder in connection with any Award shall be subject to applicable foreign, federal, state and local withholding tax requirements. Foreign, federal, state and local withholding tax due under the terms of the Plan may be paid in cash or shares of Common Stock (either through the surrender of already-owned shares of Common Stock that the Participant has held for the period required to avoid a charge to the Company’s reported earnings or the withholding of shares of Common Stock otherwise issuable upon the exercise or payment of such Award) having a Fair Market Value equal to the required withholding and upon such other terms and conditions as the Committee shall determine; provided, however, the Committee, in its sole discretion, may require that such taxes be paid in cash; and provided, further, any election by a Participant subject to Section 16(b) of the Exchange Act to pay his or her withholding tax in shares of Common Stock shall be subject to and must comply with Rule 16b-3 of the Exchange Act.

          Section 18. Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or Parent Company or Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or any Parent Company or any Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

          Section 19. Non-Assignability. No right or benefit hereunder shall in any manner be subject to the debts, contracts, liabilities or torts of the person entitled to such right or benefit. No Award under the Plan shall be assignable or transferable by the Participant except by will, by the laws of descent and distribution and by such other means as the Committee may approve from time to time, and all Awards shall be exercisable, during the Participant’s lifetime, only by the Participant.

          However, the Participant, with the approval of the Committee, may transfer a Non-Qualified Stock Option for no consideration to or for the benefit of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant’s Immediate Family or to a partnership or limited liability company for one or more members of the Participant’s Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The foregoing right to transfer a Non-Qualified Stock Option shall apply to the right to consent to amendments to the Stock Option agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Non-Qualified Stock Option. The term “Immediate Family” shall mean the Participant’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Participant).

17

          At the request of the Participant and subject to the approval of the Committee, Common Stock purchased upon exercise of a Non-Qualified Stock Option may be issued or transferred into the name of the Participant and his or her spouse jointly with rights of survivorship.

          Except as set forth above or in a Stock Option agreement, any attempted assignment, sale, transfer, pledge, mortgage, encumbrance, hypothecation, or other disposition of an Award under the Plan contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon an Award under the Plan shall be null and void and without effect.

          Section 20. Nonuniform Determinations. The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

          Section 21. Adjustments. In the event of any change in the outstanding shares of Common Stock, without the receipt of consideration by the Company, by reason of a stock dividend, stock split, reverse stock split or distribution, recapitalization, merger, reorganization, reclassification, consolidation, split-up, spin-off, combination of shares, exchange of shares or other change in corporate structure affecting the Common Stock and not involving the receipt of consideration by the Company, the Committee shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) available for issuance under the Plan, (ii) for which grants or Awards may be made to any Participant or to any group of Participants (e.g., Outside Directors), (iii) which are available for issuance under Incentive Stock Options, (iv) covered by outstanding unexercised Awards and grants denominated in shares or units of Common Stock, and (v) underlying Stock Options granted pursuant to Section 6.7, (b) the exercise or other applicable price related to outstanding Awards or grants and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding Awards or grants and shall make such other adjustments as may be appropriate under the circumstances; provided, that the number of shares subject to any Award or grant always shall be a whole number.

          Section 22. Termination and Amendment. The Board may terminate or amend the Plan or any portion thereof at any time and the Committee may amend the Plan to the extent provided in Section 3, without approval of the stockholders of the Company, unless stockholder approval is required by Rule 16b-3 of the Exchange Act, applicable stock exchange or NASDAQ or other quotation system rules, applicable Code provisions, or other applicable laws or regulations. No amendment, termination or modification of the Plan shall affect any Award theretofore granted in any material adverse way without the consent of the recipient.

          Section 23. Severability. If any of the terms or provisions of this Plan, or Awards made under this Plan, conflict with the requirements of Section 162(m) or Section 422 of the Code with respect to Awards subject to or governed by Section 162(m) or Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 162(m) or Section 422 of the Code. With respect to an Incentive Stock Option, if this Plan does not contain any provision required to be included herein under Section 422 of the Code (as the same shall be amended from time to time), such provision

18

shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out herein. If any provision of the Plan is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and the Plan shall be reformed, construed and enforced in such jurisdiction so as to best give effect to the intent of the Company under the Plan.

          Section 24. Effect on Other Plans. Participation in this Plan shall not affect an employee’s eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary and any Awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any Subsidiary unless specifically provided.

          Section 25. Effective Date of the Plan. The Plan shall become effective on the Effective Date, subject to approval of the stockholders of the Company within twelve months after the Effective Date.

          Section 26. Governing Law. This Plan and all agreements executed in connection with the Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to its conflicts of law doctrine.

          Section 27. Gender and Number. Words denoting the masculine gender shall include the feminine gender, and words denoting the feminine gender shall include the masculine gender. Words in the plural shall include the singular, and the singular shall include the plural.

          Section 28. Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

          Section 29. Modification of Awards. Within the limitations of the Plan and subject to Sections 21 and 34, the Committee may modify outstanding Awards or accept the cancellation of outstanding Awards for the granting of new Awards in substitution therefore. Notwithstanding the preceding sentence, except for any adjustment described in Section 21 or 34, no modification of an Award shall, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted under the Plan in any material adverse way without the affected Participant’s consent. For purposes of the preceding sentence, any modification to any of the following terms or conditions of an outstanding unexercised Award or grant shall be deemed to be a material modification: (i) the number of shares of Common Stock covered by such Award or grant, (ii) the exercise or other applicable price or Fair Market Value determination related to such Award or grant, (iii) the period of time within which the Award or grant vests and is exercisable and the terms and conditions of such vesting and exercise, (iv) the type of Award or Stock Option, and (v) the restrictions on transferability of the Award or grant and of any shares of Common Stock issued in connection with such Award or grant (including the Company’s right of repurchase, if any).

19

          Section 30. No Strict Construction. No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any agreement executed in connection with the Plan, any Award granted under the Plan, or any rule, regulation or procedure established by the Committee.

          Section 31. Successors. This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

          Section 32. Plan Provisions Control. The terms of the Plan govern all Awards granted under the Plan, and in no event will the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan, the term in the Plan shall control.

          Section 33. Headings. The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

          Section 34. Change in Control. In the event of a Change in Control, each Participant shall have the rights set forth in his individual Award agreement or such other rights as may be determined by the incumbent Board, in its sole discretion, prior to the Change in Control.

          Section 35. Compliance with Section 409A of the Code. All Awards granted hereunder shall be granted in compliance with, or shall be structured to be exempt from, the provisions of Section 409A of the Code. Notwithstanding anything to the contrary in the Plan, any and all Awards, payments, distributions, deferral elections, transactions and any other actions or arrangements made or entered into pursuant to the Plan shall remain subject at all times to compliance with the requirements of Section 409A of the Code. If the Committee determines that an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to Section 409A of the Code, such Award, payment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan shall be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A of the Code to the extent determined by the Committee. Notwithstanding the foregoing, with respect to any Award granted hereunder that is payable upon vesting and intended to be exempt from the requirements of Section 409A of the Code, such payment shall be made paid or otherwise settled as soon as administratively feasible after the Award becomes vested but in no event later than two and a half months after the end of the year in which such vesting occurs to satisfy the exemption from Section 409A of the Code for short-term deferrals of compensation. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any payments or deliveries due upon the Participant’s termination of Continuous Service may be delayed for six months if a Participant is deemed to be a “specified employee” as defined by Section 409A(a)(2)(i)(B) of the Code.

20

CERTIFICATE

          I, [                          ], Secretary of CrossPoint Energy Company hereby certify that the attached document is a correct copy of the CrossPoint Energy Company 2006 Equity Incentive Plan, as effective ______________, 2006.

          Dated this ___ day of _____________, 2006.

_______________________________________________________
Secretary

(Corporate Seal)

Exhibit 3.1

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Articles of Incorporation (PURSUANT TO NRS 78)

Important. Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY
1.	Name of Corporation	ELECTRUM MINING LIMITED

2.	Resident Agent	The Corporation Trust Company of Nevada
	Name and Street Address:	Name
(must be a Nevada address	6100 Neil Road, Suite 500	Reno	NV	89511
where process may be	Street Address	City	State	Zip Code
served)
	Optional Mailing Address	City	State	Zip Code

3.	Shares: (number of shares)
	corporation authorized to	Number of shares				Number of Shares
	issue	with par value:	100,000,000	Par value:	0.00001	without par value:	None

4.	Name & Addresses: of	1.	Douglas Wayne Scheving
	Board of Directors/Trustees:		Name
	(attach additional page	808 Nelson Street, Suite 2103		Vancouver	BC	V6Z 2H2
	there is more than 3	Street Address		City	State	Zip Code
	directors/trustees)	2.	Phillip Issac Beynon
Name
		45781 Timothy Avenue		Chilliwack	BC	V2R 2S3
		Street Address		City	State	Zip Code
		3.	Mark Joshi
Name
		15956 98th Avenue		Surrey	BC	V4N 4S6
		Street Address		City	State	Zip Code

5.	Purpose:	The purpose of this Corporation shall be:
	(optional - see instructions)	To engage in and carry on any lawful business activity.

6.	Names, Address	Conrad C. Lysiak	/s/ Conrad C. Lysiak
	and Signature of	Name	Signature
	Incorporator.	601 West 1st Avenue, Suite 503	Spokane	WA	99201
	(attach additional page there	Address	City	State	Zip Code
is more than 1 incorporator)
7.	Certificate of Acceptance	I hereby accept appointment as Resident Agent for the above named corporation.
	of Appointment of	/s/ illegible
	Resident Agent:	Authorized Signature of R. A. or On Behalf of R. A. Company	Date

This form, must be accompanied by appropriate fees. See attached fee schedule.

ELECTRUM MINING LIMITED
ADDITIONAL ARTICLES

Section 1. Acquisition of Controlling Interest.

The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

Section 2. Combinations with Interest Stockholders.

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

Section 3. Liability.

To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

a.	acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

b.	the payment of distributions in violation of NRS 78.300, as amended.

Any amendment or repeal of this Section 3 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

Section 4. Indemnification.

a.

Right to Indemnification. The Corporation will indemnify to the fullest extent permitted by law any person (the “Indemnitee”) made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and cost, charges and expenses (including attorney’s fees and disbursements) that he or she incurs in connection with such action or proceeding.

b.

Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Section 4, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

c.

Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Section 4 are not exclusive of any other rights that an Indemnitee may have or acquire under any statue, bylaw, agreement, vote of stockholders or disinterested directors, the Certificate of Incorporation or otherwise.

d.

Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the request as a director, officer employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement or expenses from such other entity.

e.

Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys’ fees and disbursements, incurred in connection with defending any proceeding from which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

CROSSPOINT ENERGY COMPANY

ARTICLE I
NAME

          The name of the corporation shall be CrossPoint Energy Company (the “Corporation”).

ARTICLE II
REGISTERED OFFICE

          The name of the resident agent and the street address of the registered office in the State of Nevada where process may be served upon the corporation is Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, Nevada 89511 (Washoe County). The corporation may, from time to time, in the manner provided by law, change the resident agent and the registered office within the State of Nevada. The corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
CAPITAL STOCK

          Section 1.      Authorized Shares. The aggregate number of shares which the corporation shall have authority to issue shall consist of one hundred million shares (100,000,000), consisting of seventy-five million shares (75,000,000) of common stock, par value $0.00001 per share (the “Common Stock”), and twenty-five million shares (25,000,000) of preferred stock, par value $0.00001 per share (the “Preferred Stock”). The board of directors of the Corporation (the “Board of Directors”) is authorized, subject to any limitation prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada (such certificate being hereinafter referred to as the “Certificate of Designations”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitation or restrictions thereof.

          Section 2.      Consideration for Shares. The common stock authorized by Section 1 of this Article shall be issued for such consideration as shall be fixed, from time to time, by the Board of Directors.

          Section 3.      Assessment of Stock. The capital stock of this corporation, after the amount of the subscription price has been fully paid in, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. No stockholder of the corporation is individually liable for the debts or liabilities of the corporation.

          Section 4.      Voting Rights. Except as otherwise provided herein or in a Certificate of Designations, voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the Common Stock. Except as otherwise provided herein or in a Certificate of Designations, at every meeting of stockholders of the Corporation each holder of Common Stock shall be entitled to one vote per share on all matters submitted to a vote of stockholders.

          Section 5.      No Preemptive Rights; No Cumulative Voting. Except as otherwise provided herein or in a Certificate of Designations, no holder of shares of capital stock of any class or series of the Corporation or holder of any security or obligation convertible into shares of capital stock or any class or series of the Corporation shall have any preemptive right.

          Section 6.      No Action Without a Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Notwithstanding the foregoing sentence, the holders of any series of Preferred Stock shall be entitled to take action by written consent to such extent, if any, as may be provided in the applicable Certificate of Designations.

ARTICLE IV
DIRECTORS AND OFFICERS

          Section 1.      Number of Directors. The members of the governing board of the corporation are styled as directors. The Board of Directors of the corporation shall consist of at least one (1) individual who shall be elected in such manner as shall be provided in the bylaws of the corporation. The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

          Section 2.      Current Directors. The name and post office box or street address of each of the current directors constituting the Board of Directors is:

NAME	ADDRESS

Douglas W. Scheving	CrossPoint Energy Company
808 Nelson Street
Suite 2103
Vancouver, BC, Canada
V6Z 2H2

          Section 3.      Term. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the next succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal.

          Section 4.      Vacancies. Subject to the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office until the next annual meeting of stockholders and until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

          Section 5.      Stockholder Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the bylaws of the Corporation.

          Section 6.      Limitation of Personal Liability. No director or officer of the corporation shall be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision does not eliminate or limit the liability of a director or officer of the corporation for:

(a)	Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b)	The payment of distributions in violation of Nevada Revised Statutes 78.300.

          Section 7.      Payment of Expenses. In addition to any other rights of indemnification permitted by the law of the State of Nevada as may be provided for by the corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the corporation, must be paid, by the corporation or through insurance purchased and maintained by the corporation or through other financial arrangements made by the corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation.

          Section 8.      Repeal And Conflicts. Any repeal or modification of Sections 6 or 7 above approved by the stockholders of the corporation shall be prospective only. In the event of any conflict between Sections 6 or 7 of this Article and any other Article of the corporation’s Articles of Incorporation, the terms and provisions of Sections 6 or 7 of this Article shall control.

ARTICLE V
PURPOSE

          The purpose of the Corporation is to engage in and carry on any lawful business activity.

ARTICLE VI
INTERESTED STOCKHOLDERS

          Section 1.      Acquisition of Controlling Interest. The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

          Section 2.      Combinations with Interested Stockholders. The Corporation elects not to be governed by NRS 78.411 to 78.444 inclusive.

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT
BY RESIDENT AGENT
IN THE MATTER OF ____________________

          1. The undersigned, __________, hereby certifies that on the ___ day of ____________________, _______, it accepted the appointment as Resident Agent of the above-referenced corporation.

          2. The registered office of the corporation in the State of Nevada is located at ________________________________________________.

          IN WITNESS WHEREOF, I have hereunto set my hand this __ day of ____________________, ______.

RESIDENT AGENT,

_________________________________________

By:______________________________________

      _____________________________________,
      Authorized Signatory

Exhibit 3.2

BYLAWS

OF

ELECTRUM MINING LIMITED

I.	SHAREHOLDER'S MEETING.

.01 Annual Meetings.

The annual meeting of the shareholders of this Corporation, for the purpose of election of Directors and for such other business as may come before it, shall be held at the registered office of the Corporation, or such other places, either within or without the State of Nevada, as may be designated by the notice of the meeting, on the first week in November of each and every year, at 1:00 p.m., commencing in 2005, but in case such day shall be a legal holiday, the meeting shall be held at the same hour and place on the next succeeding day not a holiday.

.02 Special Meeting.

Special meetings of the shareholders of this Corporation may be called at any time by the holders of ten percent (10%) of the voting shares of the Corporation, or by the President, or by the Board of Directors or a majority thereof. No business shall be transacted at any special meeting of shareholders except as is specified in the notice calling for said meeting. The Board of Directors may designate any place, either within or without the State of Nevada, as the place of any special meeting called by the president or the Board of Directors, and special meetings called at the request of shareholders shall be held at such place in the State of Nevada, as may be determined by the Board of Directors and placed in the notice of such meeting.

.03 Notice of Meeting.

Written notice of annual or special meetings of shareholders stating the place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by the secretary or persons authorized to call the meeting to each shareholder of record entitled to vote at the meeting. Such notice shall be given not less than ten (10) nor more than fifty (50) days prior to the date of the meeting, and such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his/her address as it appears on the stock transfer books of the Corporation.

1

.04 Waiver of Notice.

Notice of the time, place, and purpose of any meeting may be waived in writing and will be waived by any shareholder by his/her attendance thereat in person or by proxy. Any shareholder so waiving shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

.05 Quorum and Adjourned Meetings.

A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. A majority of the shares represented at a meeting, even if less than a quorum, may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

.06 Proxies.

At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his/her duly authorized attorney in fact. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

.07 Voting of Shares.

Except as otherwise provided in the Articles of Incorporation or in these Bylaws, every shareholder of record shall have the right at every shareholder's meeting to one (1) vote for every share standing in his/her name on the books of the Corporation, and the affirmative vote of a majority of the shares represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or for the determination of all questions and business which shall come before the meeting.

II.	DIRECTORS.

.01 General Powers.

The business and affairs of the Corporation shall be managed by its Board of Directors.

2

.02 Number, Tenure and Qualifications.

The number of Directors of the Corporation shall be not less than one nor more than thirteen. Each Director shall hold office until the next annual meeting of shareholders and until his/her successor shall have been elected and qualified. Directors need not be residents of the State of Nevada or shareholders of the Corporation.

.03 Election.

The Directors shall be elected by the shareholders at their annual meeting each year; and if, for any cause the Directors shall not have been elected at an annual meeting, they may be elected at a special meeting of shareholders called for that purpose in the manner provided by these Bylaws.

.04 Vacancies.

In case of any vacancy in the Board of Directors, the remaining Directors, whether constituting a quorum or not, may elect a successor to hold office for the unexpired portion of the terms of the Directors whose place shall be vacant, and until his/her successor shall have been duly elected and qualified. Further, the remaining Directors may fill any empty seats on the Board of Directors even if the empty seats have never been occupied.

.05 Resignation.

Any Director may resign at any time by delivering written notice to the secretary of the Corporation.

.06 Meetings.

At any annual, special or regular meeting of the Board of Directors, any business may be transacted, and the Board may exercise all of its powers. Any such annual, special or regular meeting of the Board of Directors of the Corporation may be held outside of the State of Nevada, and any member or members of the Board of Directors of the Corporation may participate in any such meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time; the participation by such means shall constitute presence in person at such meeting.

3

A. Annual Meeting of Directors.

Annual meetings of the Board of Directors shall be held immediately after the annual shareholders' meeting or at such time and place as may be determined by the Directors. No notice of the annual meeting of the Board of Directors shall be necessary.

B. Special Meetings.

Special meetings of the Directors shall be called at any time and place upon the call of the president or any Director. Notice of the time and place of each special meeting shall be given by the secretary, or the persons calling the meeting, by mail, radio, telegram, or by personal communication by telephone or otherwise at least one (1) day in advance of the time of the meeting. The purpose of the meeting need not be given in the notice. Notice of any special meeting may be waived in writing or by telegram (either before or after such meeting) and will be waived by any Director in attendance at such meeting.

C. Regular Meetings of Directors.

Regular meetings of the Board of Directors shall be held at such place and on such day and hour as shall from time to time be fixed by resolution of the Board of Directors. No notice of regular meetings of the Board of Directors shall be necessary.

.07 Quorum and Voting.

A majority of the Directors presently in office shall constitute a quorum for all purposes, but a lesser number may adjourn any meeting, and the meeting may be held as adjourned without further notice. At each meeting of the Board at which a quorum is present, the act of a majority of the Directors present at the meeting shall be the act of the Board of Directors. The Directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum.

.08 Compensation.

By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

4

.09 Presumption of Assent.

A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his/her dissent shall be entered in the minutes of the meeting or unless he/she shall file his/her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

.10 Executive and Other Committees.

The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one of more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, but no such committee shall have the authority of the Board of Directors, in reference to amending the Articles of Incorporation, adoption a plan of merger or consolidation, recommending to the shareholders the sale, lease, exchange, or other disposition of all of substantially all the property and assets of the dissolution of the Corporation or a revocation thereof, designation of any such committee and the delegation thereto of authority shall not operate to relieve any member of the Board of Directors of any responsibility imposed by law.

.11 Chairman of Board of Directors.

The Board of Directors may, in its discretion, elect a chairman of the Board of Directors from its members; and, if a chairman has been elected, he/she shall, when present, preside at all meetings of the Board of Directors and the shareholders and shall have such other powers as the Board may prescribe.

.12 Removal.

Directors may be removed from office with or without cause by a vote of shareholders holding a majority of the shares entitled to vote at an election of Directors.

III.    ACTIONS BY WRITTEN CONSENT.

Any corporate action required by the Articles of Incorporation, Bylaws, or the laws under which this Corporation is formed, to be voted upon or approved at a duly called meeting of the Directors or shareholders may be accomplished without a meeting if a written memorandum of the respective Directors or shareholders, setting forth the action so taken, shall be signed by all the Directors or shareholders, as the case may be.

5

IV.	OFFICERS.

.01 Officers Designated.

The Officers of the Corporation shall be a president, one or more vice presidents (the number thereof to be determined by the Board of Directors), a secretary and a treasurer, each of whom shall be elected by the Board of Directors. Such other Officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any Officer may be held by the same person, except that in the event that the Corporation shall have more than one director, the offices of president and secretary shall be held by different persons.

.02 Election, Qualification and Term of Office.

Each of the Officers shall be elected by the Board of Directors. None of said Officers except the president need be a Director, but a vice president who is not a Director cannot succeed to or fill the office of president. The Officers shall be elected by the Board of Directors. Except as hereinafter provide, each of said Officers shall hold office from the date of his/her election until the next annual meeting of the Board of Directors and until his/her successor shall have been duly elected and qualified.

.03 Powers and Duties.

The powers and duties of the respective corporate Officers shall be as follows:

A. President.

The president shall be the chief executive Officer of the Corporation and, subject to the direction and control of the Board of Directors, shall have general charge and supervision over its property, business, and affairs. He/she shall, unless a Chairman of the Board of Directors has been elected and is present, preside at meetings of the shareholders and the Board of Directors.

B. Vice President.

In the absence of the president or his/her inability to act, the senior vice president shall act in his place and stead and shall have all the powers and authority of the president, except as limited by resolution of the Board of Directors.

6

C. Secretary.

The secretary shall:

1.	Keep the minutes of the shareholder's and of the Board of Directors meetings in one or more books provided for that purpose;

2.	See that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;

3.	Be custodian of the corporate records and of the seal of the Corporation and affix the seal of the Corporation to all documents as may be required;

4.	Keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder;

5.	Sign with the president, or a vice president, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors;

6.	Have general charge of the stock transfer books of the corporation; and,

7.	In general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him/her by the president or by the Board of Directors.

D. Treasurer.

Subject to the direction and control of the Board of Directors, the treasurer shall have the custody, control and disposition of the funds and securities of the Corporation and shall account for the same; and, at the expiration of his/her term of office, he/she shall turn over to his/her successor all property of the Corporation in his/her possession.

E. Assistant Secretaries and Assistant Treasurers.

The assistant secretaries, when authorized by the Board of Directors, may sign with the president or a vice president certificates for shares of the Corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The assistant treasurers shall, respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall

7

be assigned to them by the secretary or the treasurer, respectively, or by the president or the Board of Directors.

8

.04 Removal.

The Board of Directors shall have the right to remove any Officer whenever in its judgment the best interest of the Corporation will be served thereby.

.05 Vacancies.

The Board of Directors shall fill any office which becomes vacant with a successor who shall hold office for the unexpired term and until his/her successor shall have been duly elected and qualified.

.06 Salaries.

The salaries of all Officers of the Corporation shall be fixed by the Board of Directors.

V.	SHARE CERTIFICATES

.01 Form and Execution of Certificates.

Certificates for shares of the Corporation shall be in such form as is consistent with the provisions of the Corporation laws of the State of Nevada. They shall be signed by the president and by the secretary, and the seal of the Corporation shall be affixed thereto. Certificates may be issued for fractional shares.

.02 Transfers.

Shares may be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates or by a written power of attorney to assign and transfer the same signed by the record holder of the certificate. Except as otherwise specifically provided in these Bylaws, no shares shall be transferred on the books of the Corporation until the outstanding certificate therefor has been surrendered to the Corporation.

.03 Loss or Destruction of Certificates.

In case of loss or destruction of any certificate of shares, another may be issued in its place upon proof of such loss or destruction and upon the giving of a satisfactory bond of indemnity to the Corporation. A new certificate may be issued without requiring any bond, when in the judgment of the Board of Directors it is proper to do so.

9

VI.	BOOKS AND RECORDS.

.01 Books of Accounts, Minutes and Share Register.

The Corporation shall keep complete books and records of accounts and minutes of the proceedings of the Board of Directors and shareholders and shall keep at its registered office, principal place of business, or at the office of its transfer agent or registrar a share register giving the names of the shareholders in alphabetical order and showing their respective addresses and the number of shares held by each.

.02 Copies of Resolutions.

Any person dealing with the Corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board of Directors or shareholders, when certified by the president or secretary.

VII.	CORPORATE SEAL.

The following is an impression of the corporate seal of this Corporation:

VIII.   LOANS.

No loans shall be made by the Corporation to its Officers or Directors.

10

IX.	INDEMNIFICATION OF DIRECTORS AND OFFICERS.

.01 Indemnification.

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action proceeding, had reasonable cause to believe that such person's conduct was unlawful.

.02 Derivative Action

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in the Corporation's favor by reason of the fact that such person is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) and amount paid in settlement actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to amounts paid in settlement, the settlement of the suit or action was in the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of such person's duty to the Corporation unless and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. The termination of any action or suit by judgment or settlement shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation.

11

.03 Successful Defense.

To the extent that a Director, Trustee, Officer, employee or Agent of the Corporation has been successful on the merits or otherwise, in whole or in part in defense of any action, suit or proceeding referred to in Paragraphs .01 and .02 above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

.04 Authorization.

Any indemnification under Paragraphs ..01 and .02 above (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, Trustee, Officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Paragraphs .01 and .02 above. Such determination shall be made (a) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (b) is such a quorum is not obtainable, by a majority vote of the Directors who were not parties to such action, suit or proceeding, or (c) by independent legal counsel (selected by one or more of the Directors, whether or not a quorum and whether or not disinterested) in a written opinion, or (d) by the Shareholders. Anyone making such a determination under this Paragraph .04 may determine that a person has met the standards therein set forth as to some claims, issues or matters but not as to others, and may reasonably prorate amounts to be paid as indemnification.

.05 Advances.

Expenses incurred in defending civil or criminal action, suit or proceeding shall be paid by the Corporation, at any time or from time to time in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Paragraph .04 above upon receipt of an undertaking by or on behalf of the Director, Trustee, Officer, employee or agent to repay such amount unless it shall ultimately be by the Corporation is authorized in this Section.

.06 Nonexclusivity.

The indemnification provided in this Section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, bylaw, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Trustee, Officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

12

.07 Insurance.

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability assessed against such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability.

.08 "Corporation" Defined.

For purposes of this Section, references to the "Corporation" shall include, in addition to the Corporation, an constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its Directors, Trustees, Officers, employees or agents, so that any person who is or was a Director, Trustee, Officer, employee or agent of such constituent corporation or of any entity a majority of the voting stock of which is owned by such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Trustee, Officer, employee or agent of the corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving Corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

X.	AMENDMENT OF BYLAWS.

.01 By the Shareholders.

These Bylaws may be amended, altered, or repealed at any regular or special meeting of the shareholders if notice of the proposed alteration or amendment is contained in the notice of the meeting.

.02 By the Board of Directors.

These Bylaws may be amended, altered, or repealed by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of the Board.

13

XI.    FISCAL YEAR.

The fiscal year of the Corporation shall be set by resolution of the Board of Directors.

XII.   RULES OF ORDER.

The rules contained in the most recent edition of Robert's Rules or Order, Newly Revised, shall govern all meetings of shareholders and Directors where those rules are not inconsistent with the Articles of Incorporation, Bylaws, or special rules or order of the Corporation.

XIII.  REIMBURSEMENT OF DISALLOWED EXPENSES.

If any salary, payment, reimbursement, employee fringe benefit, expense allowance payment, or other expense incurred by the Corporation for the benefit of an employee is disallowed in whole or in part as a deductible expense of the Corporation for Federal Income Tax purposes, the employee shall reimburse the Corporation, upon notice and demand, to the full extent of the disallowance. This legally enforceable obligation is in accordance with the provisions of Revenue Ruling 69-115, 1969-1 C.B. 50, and is for the purpose of entitling such employee to a business expense deduction for the taxable year in which the repayment is made to the Corporation. In this manner, the Corporation shall be protected from having to bear the entire burden of disallowed expense items.

14

AMENDED AND RESTATED BYLAWS

OF

CROSSPOINT ENERGY COMPANY

I.	SHAREHOLDER'S MEETING.

.01 Annual Meetings.

The annual meeting of the shareholders of this Corporation, for the purpose of election of Directors and for such other business as may come before it, shall be held at such time and place, either within or without the State of Nevada, as designated from time to time by the Board of Directors and stated in the notice of such meeting.

.02 Special Meeting.

Special meetings of the shareholders of this Corporation may be called at any time by the holders of thirty percent (30%) of the voting shares of the Corporation, or by the President, or by the Board of Directors or a majority thereof. No business shall be transacted at any special meeting of shareholders except as is specified in the notice calling for said meeting. The Board of Directors may designate any place, either within or without the State of Nevada, as the place of any special meeting called by the president or the Board of Directors, and special meetings called at the request of shareholders shall be held at such place in the State of Nevada, as may be determined by the Board of Directors and placed in the notice of such meeting.

.03 Notice of Meeting.

Written notice of annual or special meetings of shareholders stating the place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by the secretary or persons authorized to call the meeting to each shareholder of record entitled to vote at the meeting. Such notice shall be given not less than ten (10) nor more than fifty (50) days prior to the date of the meeting, and such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his/her address as it appears on the stock transfer books of the Corporation,

.04 Waiver of Notice.

Notice of the time, place, and purpose of any meeting may be waived in writing and will be waived by any shareholder by his/her attendance thereat in person or by proxy. Any shareholder so waiving shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

.05 Quorum and Adjourned Meetings.

A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. A majority of the shares represented at a meeting, even if less than a quorum, may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

.06 Proxies.

At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his/her duly authorized attorney in fact. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

.07 Voting of Shares.

Except as otherwise provided in the Articles of Incorporation or in these Bylaws, every shareholder of record shall have the right at every shareholder's meeting to one (1) vote for every share standing in his/her name on the books of the Corporation, and the affirmative vote of a majority of the shares represented at a meeting and entitled to vote thereat shall be necessary for the adoption of a motion or for the determination of all questions and business which shall come before the meeting.

II.	DIRECTORS.

.01 General Powers.

The business and affairs of the Corporation shall be managed by its Board of Directors.

.02 Number, Tenure and Qualifications.

The number of Directors of the Corporation shall be not less than one nor more than thirteen. Each Director shall hold office until the next annual meeting of shareholders and until his/her successor shall have been elected and qualified. Directors need not be residents of the State of Nevada or shareholders of the Corporation.

.03 Election.

The Directors shall be elected by the shareholders at their annual meeting each year; and if, for any cause the Directors shall not have been elected at an annual meeting, they may be elected at a special meeting of shareholders called for that purpose in the manner provided by these Bylaws.

.04      Vacancies.

In case of any vacancy in the Board of Directors, the remaining Directors, whether constituting a quorum or not, may elect a successor to hold office for the unexpired portion of the terms of the Directors whose place shall be vacant, and until his/her successor shall have been duly elected and qualified. Further, the remaining Directors may fill any empty seats on the Board of Directors even if the empty seats have never been occupied.

.05      Resignation.

Any Director may resign at any time by delivering written notice to the secretary of the Corporation.

.06      Meetings.

At any special or regular meeting of the Board of Directors, any business may be transacted, and the Board may exercise all of its powers. Any such special or regular meeting of the Board of Directors of the Corporation may be held outside of the State of Nevada, and any member or members of the Board of Directors of the Corporation may participate in any such meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time; the participation by such means shall constitute presence in person at such meeting.

A.      Special Meetings.

Special meetings of the Directors shall be called at any time and place upon the call of the president or any Director. Notice of the time and place of each special meeting shall be given by the secretary, or the persons calling the meeting, by mail, radio, telegram, or by personal communication by telephone or otherwise at least forty-eight (48) hours in advance of the time of the meeting. The purpose of the meeting need not be given in the notice. Notice of any special meeting may be waived in writing or by telegram (either before or after such meeting) and will be waived by any Director in attendance at such meeting.

B.      Regular Meetings of Directors.

Regular meetings of the Board of Directors shall be held at such place and on such day and hour as shall from time to time be fixed by resolution of the Board of Directors. No notice of regular meetings of the Board of Directors shall be necessary.

.07      Quorum and Voting.

A majority of the Directors presently in office shall constitute a quorum for all purposes, but a lesser number may adjourn any meeting, and the meeting may be held as adjourned without further notice. At each meeting of the Board at which a quorum is present, the act of a majority of the Directors present at the meeting shall be the act of the Board of

Directors. The Directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum.

.08      Compensation.

By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

.09      Presumption of Assent.

A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his/her dissent shall be entered in the minutes of the meeting or unless he/she shall file his/her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

.10      Executive and Other Committees.

The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one of more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, but no such committee shall have the authority of the Board of Directors, in reference to amending the Articles of Incorporation, adoption a plan of merger or consolidation, recommending to the shareholders the sale, lease, exchange, or other disposition of all of substantially all the property and assets of the dissolution of the Corporation or a revocation thereof, designation of any such committee and the delegation thereto of authority shall not operate to relieve any member of the Board of Directors of any responsibility imposed by law,

.11      Chairman of Board of Directors.

The Board of Directors may, in its discretion, elect a chairman of the Board of Directors from its members; and, if a chairman has been elected, he/she shall, when present, preside at all meetings of the Board of Directors and the shareholders and shall have such other powers as the Board may prescribe.

.12      Removal.

Directors may be removed from office with or without cause by a vote of shareholders holding a majority of the shares entitled to vote at an election of Directors.

III.    ACTIONS BY WRITTEN CONSENT.

Any corporate action required by the Articles of Incorporation, Bylaws, or the laws under which this Corporation is formed, to be voted upon or approved at a duly called meeting of the Directors may be accomplished without a meeting if a written memorandum of the Directors, setting forth the action so taken, shall be signed by all the Directors.

IV.	OFFICERS.

.01 Officers Designated.

The Officers of the Corporation shall be a president, one or more vice presidents (the number thereof to be determined by the Board of Directors), a secretary and a treasurer, each of whom shall be elected by the Board of Directors. Such other Officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any Officer may be held by the same person, except that in the event that the Corporation shall have more than one director, the offices of president and secretary shall be held by different persons.

.02 Election, Qualification and Term of Office.

Each of the Officers shall be elected by the Board of Directors. None of said Officers need be a Director. The Officers shall be elected by the Board of Directors. Except as hereinafter provide, each of said Officers shall hold office from the date of his/her election until the next annual meeting of the Board of Directors and until his/her successor shall have been duly elected and qualified.

.03 Powers and Duties.

The powers and duties of the respective corporate Officers shall be as follows:

	A.	President.

The president shall be the chief executive Officer of the Corporation and, subject to the direction and control of the Board of Directors, shall have general charge and supervision over its property, business, and affairs. He/she shall, unless a Chairman of the Board of Directors has been elected and is present, preside at meetings of the shareholders and the Board of Directors.

	B.	Vice President.

In the absence of the president or his/her inability to act, the vice president shall act in his place and stead and shall have all the powers and authority of the president, except as limited by resolution of the Board of Directors.

	C.	Secretary.

The secretary shall:

1.	Keep the minutes of the shareholder's and of the Board of Directors meetings in one or more books provided for that purpose;

2.	See that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;

3.	Be custodian of the corporate records and of the seal of the Corporation and affix the seal of the Corporation to all documents as may be required;

4.	Keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder;

5.	Sign with the president, or a vice president, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors;

6.	Have general charge of the stock transfer books of the corporation; and,

7.	In general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him/her by the president or by the Board of Directors.

D.      Treasurer.

Subject to the direction and control of the Board of Directors, the treasurer shall have the custody, control and disposition of the funds and securities of the Corporation and shall account for the same; and, at the expiration of his/her term of office, he/she shall turn over to his/her successor all property of the Corporation in his/her possession.

E.      Assistant Secretaries and Assistant Treasurers.

The assistant secretaries, when authorized by the Board of Directors, may sign with the president or a vice president certificates for shares of the Corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The assistant treasurers shall, respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or the treasurer, respectively, or by the president or the Board of Directors.

.04      Removal.

The Board of Directors shall have the right to remove any Officer whenever in its judgment the best interest of the Corporation will be served thereby.

.05      Vacancies.

The Board of Directors shall fill any office which becomes vacant with a successor who shall hold office for the unexpired term and until his/her successor shall have been duly elected and qualified.

.06 Salaries.

The salaries of all Officers of the Corporation shall be fixed by the Board of Directors.

V.	SHARE CERTIFICATES

.01 Form and Execution of Certificates.

Certificates for shares of the Corporation shall be in such form as is consistent with the provisions of the Corporation laws of the State of Nevada. They shall be signed by the president and by the secretary, and the seal, if any, of the Corporation shall be affixed thereto. Certificates may be issued for fractional shares.

.02 Transfers.

Shares may be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates or by a written power of attorney to assign and transfer the same signed by the record holder of the certificate. Except as otherwise specifically provided in these Bylaws, no shares shall be transferred on the books of the Corporation until the outstanding certificate therefor has been surrendered to the Corporation.

.03 Loss or Destruction of Certificates.

In case of loss or destruction of any certificate of shares, another may be issued in its place upon proof of such loss or destruction and upon the giving of a satisfactory bond of indemnity to the Corporation. A new certificate may be issued without requiring any bond, when in the judgment of the Board of Directors it is proper to do so.

VI.	BOOKS AND RECORDS.

.01 Books of Accounts, Minutes and Share Register.

The Corporation shall keep complete books and records of accounts and minutes of the proceedings of the Board of Directors and shareholders and shall keep at its registered office, principal place of business, or at the office of its transfer agent or registrar a share register giving the names of the shareholders in alphabetical order and showing their respective addresses and the number of shares held by each.

.02 Copies of Resolutions.

Any person dealing with the Corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board of Directors or shareholders, when certified by the president or secretary.

VII.    CORPORATE SEAL.

The Board of Directors shall determine whether the Corporation has a corporate seal. In the event the Board of Directors makes no such determination, the Corporation shall not have a corporate seal.

VIII.  LOANS.

No loans shall be made by the Corporation to its Officers or Directors

IX.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

.01      Indemnification.

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action proceeding, had reasonable cause to believe that such person's conduct was unlawful.

.02      Derivative Action

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in the Corporation's favor by reason of the fact that such person is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) and amount paid in settlement actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to amounts paid in settlement, the settlement of the suit or action was in the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of such person's duty to the Corporation unless and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. The termination of any action or suit by judgment or settlement shall, not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation.

.03      Successful Defense.

To the extent that a Director, Trustee, Officer, employee or Agent of the Corporation has been successful on the merits or otherwise, in whole or in part in defense of any action, suit or proceeding referred to in Paragraphs .01 and .02 above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

.04      Authorization.

Any indemnification under Paragraphs ..01 and .02 above (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, Trustee, Officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Paragraphs .01 and .02 above. Such determination shall be made (a) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (b) is such a quorum is not obtainable, by a majority vote of the Directors who were not parties to such action, suit or proceeding, or (c) by independent legal counsel (selected by one or more of the Directors, whether or not a quorum and whether or not disinterested) in a written opinion, or (d) by the Shareholders. Anyone making such a determination under this Paragraph .04 may determine that a person has met the standards therein set forth as to some claims, issues or matters but not as to others, and may reasonably prorate amounts to be paid as indemnification.

.05      Advances.

Expenses incurred in defending civil or criminal action, suit or proceeding shall be paid by the Corporation, at any time or from time to time in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Paragraph .04 above upon receipt of an undertaking by or on behalf of the Director, Trustee, Officer, employee or agent to repay such amount unless it shall ultimately be by the Corporation is authorized in this Section.

.06      Nonexclusivity.

The indemnification provided in this Section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, bylaw, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Trustee, Officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

.07 Insurance.

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability assessed against such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability.

.08 "Corporation" Defined.

For purposes of this Section, references to the "Corporation" shall include, in addition to the Corporation, an constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its Directors, Trustees, Officers, employees or agents, so that any person who is or was a Director, Trustee, Officer, employee or agent of such constituent corporation or of any entity a majority of the voting stock of which is owned by such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Trustee, Officer, employee or agent of the corporation, partnership, joint venture, trust or ,other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving Corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

X.	AMENDMENT OF BYLAWS.

.01 By the Shareholders.

These Bylaws may be amended, altered, or repealed at any regular or special meeting of the shareholders if notice of the proposed alteration or amendment is contained in the notice of the meeting.

.02 By the Board of Directors.

These Bylaws may be amended, altered, or repealed by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of the Board.

XI.	FISCAL YEAR.

The fiscal year of the Corporation shall be set by resolution of the Board of Directors.

XII.	RULES OF ORDER.

The rules contained in the most recent edition of Robert's Rules or Order, Newly Revised, shall govern all meetings of shareholders and Directors where those rules are not inconsistent with the Articles of Incorporation, Bylaws, or special rules or order of the Corporation.

XIII.   REIMBURSEMENT OF DISALLOWED EXPENSES.

If any salary, payment, reimbursement, employee fringe benefit, expense allowance payment, or other expense incurred by the Corporation for the benefit of an employee is disallowed in whole or in part as a deductible expense of the Corporation for Federal Income Tax purposes, the employee shall reimburse the Corporation, upon notice and demand, to the full extent of the disallowance. This legally enforceable obligation is in accordance with the provisions of Revenue Ruling 69-115, 1969-1 C.B. 50, and is for the purpose of entitling such employee to a business expense deduction for the taxable year in which the repayment is made to the Corporation. In this manner, the Corporation shall be protected from having to bear the entire burden of disallowed expense items.